As filed with the Securities and Exchange Commission on November 27, 1998

                                                      Registration Nos. 33-48066
                                                                        811-6677
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [_]
                       POST-EFFECTIVE AMENDMENT NO. 11                       [X]
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [_]
                                AMENDMENT NO. 12                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)


                                   ----------


                          PRUDENTIAL INDEX SERIES FUND
                        (FORMERLY PRUDENTIAL DRYDEN FUND)
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525



                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     ---------------------------------------
                     (Name and Address of Agent for Service)


                                   ----------

                                   COPIES TO:

                                 PAUL H. DYKSTRA
                            GARDNER, CARTON & DOUGLAS
                               321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795

                                   ----------

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

         It is proposed that this filing will become effective (check appropriate box):

         [_]  immediately upon filing pursuant to paragraph (b)
         [X]  on November 30, 1998 pursuant to paragraph (b)
         [_]  60 days after filing pursuant to paragraph (a)
         [_]  on (date) pursuant to paragraph (a) of Rule 485
         [_]  75 days after filing pursuant to paragraph (a)(ii)
         [_]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

         [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered . . . Shares of beneficial interest, par value $.001 per share.

================================================================================

                                          CROSS REFERENCE SHEET
                                        (AS REQUIRED BY RULE 495)

                                                                             LOCATION IN PRUDENTIAL STOCK
N-1A ITEM NO.                                                                INDEX FUND PROSPECTUS
-------------

PART A

Item  1.  Cover Page ....................................................... Cover Page

Item  2   Synopsis ......................................................... Fund Highlights; Fund Expenses

Item  3.  Condensed Financial Information .................................. Fund Expenses; Financial Highlights;
                                                                             How the Fund Calculates Performance

Item  4.  General Description of Registrant ................................ Cover Page; Fund Highlights; General
                                                                             Information; How the Fund Invests

Item  5.  Management of the Fund ........................................... Financial Highlights; Fund Highlights;
                                                                             How the Fund is Managed; General
                                                                             Information; Shareholder Guide

Item 5A.  Management's Discussion of Fund Performance ...................... Financial Highlights

Item  6.  Capital Stock and Other Securities ............................... Fund Highlights; How the Fund is
                                                                             Managed; Taxes, Dividends and
                                                                             Distributions; General Information;
                                                                             Shareholder Guide

Item  7.  Purchase of Securities Being Offered ............................. How the Fund is Managed; How the
                                                                             Fund Values its Shares; Shareholder
                                                                             Guide

Item  8.  Redemption or Repurchase ......................................... Shareholder Guide; How the Fund
                                                                             Values its Shares; General Information

Item  9.  Pending Legal Proceedings ........................................ Not Applicable


                                                                             LOCATION IN PROSPECTUS OF PRUDENTIAL BOND
                                                                             MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX
                                                                             FUND, PRUDENTIAL PACIFIC INDEX FUND,
                                                                             PRUDENTIAL SMALL-CAP INDEX FUND,
                                                                             AND PRUDENTIAL STOCK INDEX FUND


Item  1.  Cover Page ....................................................... Cover Page

Item  2.  Synopsis ......................................................... Fund Highlights; Fund Expenses

Item  3.  Condensed Financial Information .................................. Fund Expenses; Financial Highlights;
                                                                             How Each Fund Calculates Performance

Item  4.  General Description of Registrant ................................ Cover Page; Fund Highlights; General
                                                                             Information; How the Funds Invest

Item  5.  Management of the Fund ........................................... Financial Highlights; Fund Highlights;
                                                                             How the Funds are Managed; General
                                                                             Information; Shareholder Guide

Item 5A.  Management's Discussion of Fund Performance ...................... Financial Highlights

Item  6.  Capital Stock and Other Securities ............................... Fund Highlights; How the Funds are
                                                                             Managed; Taxes, Dividends and
                                                                             Distributions; General Information;
                                                                             Shareholder Guide

Item  7.  Purchase of Securities Being Offered ............................. How the Funds are Managed; How Each
                                                                             Fund Values its Shares; Shareholder
                                                                             Guide

Item  8.  Redemption or Repurchase ......................................... Shareholder Guide; How Each Fund
                                                                             Values its Shares; General Information

Item  9.  Pending Legal Proceedings ........................................ Not Applicable




PART B

Item 10.  Cover Page ....................................................... Cover Page

Item 11.  Table of Contents ................................................ Table of Contents

Item 12.  General Information and History .................................. General Information

Item 13.  Investment Objectives and Policies ............................... Investment Objectives and Policies;
                                                                             Investment Restrictions

Item 14.  Management of the Fund ........................................... Trustees and Officers; Manager and
                                                                             Subadviser; Distributor

Item 15.  Control Persons and Principal Holders of Securities .............. Trustees and Officers

Item 16.  Investment Advisory and Other Services ........................... Manager and Subadviser; Distributor;
                                                                             Custodian, Transfer and Dividend
                                                                             Disbursing Agent

Item 17.  Brokerage Allocation and Other Practices ......................... Portfolio Transactions and Brokerage

Item 18.  Capital Stock and Other Securities ............................... Purchase and Redemption of Fund
                                                                             Shares; Shareholder Investment
                                                                             Account; Net Asset Value

Item 19.  Purchase, Redemption and Pricing of Securities Being Offered ..... Purchase and Redemption of Fund
                                                                             Shares

Item 20.  Tax Status ....................................................... Taxes, Dividends and Distributions

Item 21.  Underwriters ..................................................... Distributor

Item 22.  Calculation of Performance Data .................................. Performance and Yield Information

Item 23.  Financial Statements ............................................. Financial Statements

PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Post-Effective Amendment to the Registration Statement.


PRUDENTIAL STOCK INDEX FUND


--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 30, 1998

--------------------------------------------------------------------------------


Prudential Stock Index Fund (the Fund) is a series of Prudential Index Series Fund (formerly Prudential Dryden Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                 FUND HIGHLIGHTS
================================================================================

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

WHAT IS PRUDENTIAL STOCK INDEX FUND?

     Prudential Stock Index Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


     The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund
Invests--Investment Objective and Policies" at page 7.


WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?


     The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index. See "How the Fund Invests--Investment Objective and Policies" at page 7.

     The Fund may engage in various hedging and return enhancement strategies and use derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 12. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


WHO MANAGES THE FUND?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Company and is compensated for its services at an annual rate of
 .30 of 1% of average daily net assets of the Fund. As of October 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $68.2 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 13 and "How the Fund is Managed--Subadviser" at page 13.


WHO DISTRIBUTES THE FUND'S SHARES?


     Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's shares. The Distributor incurs the expense of distributing the Fund's shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 13.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHAT IS THE MINIMUM INVESTMENT?


     There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Fund" at page 18 and "Shareholder Guide--Shareholder Services" at page 22.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor. Class Z shares of the Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other Prudential Mutual Funds), (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (vi) employees of Prudential or Prudential Securities who participate in a Prudential-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more. Class I shares are offered to pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code, provided that a plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products. Dealers may charge their customers a separate fee for handling purchase transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Fund. See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 18.


WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers two classes of shares, Class Z and Class I shares, that are sold without an initial sales charge or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an omnibus account and are subject to nominal transfer agency fees or expenses. Shares of the Fund are not subject to any ongoing service or distribution expenses.

HOW DO I SELL MY SHARES?


     You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 20.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


     The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 15.

--------------------------------------------------------------------------------

================================================================================
                                  FUND EXPENSES
================================================================================


--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases .........................     None
  Maximum Deferred Sales Load .....................................     None
  Maximum Sales Load Imposed on Reinvested Dividends ..............     None
  Redemption Fees .................................................     None
  Exchange Fee ....................................................     None


ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
                                                           CLASS Z   CLASS I
                                                           SHARES    SHARES
                                                           -------   -------
  Management Fees ........................................   .30%      .30%
  12b-1 Fees .............................................   None      None
  Other Expenses (After Reimbursement) ...................   .10%      .00%
                                                             ---       ---
  Total Fund Operating Expenses (After Reimbursement) ....   .40%      .30%
                                                             ===       ===


                                                        1      3      5     10
                                                       YEAR  YEARS  YEARS  YEARS
                                                       ----  -----  -----  -----
EXAMPLE
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
      Class Z ......................................    $4    $13    $22    $51
      Class I ......................................    $3    $10    $17    $38


     The above example is based on expenses incurred during the fiscal year ended September 30, 1998, as reduced by the Manager's expense reimbursement. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees as reduced by the Manager's expense reimbursement.

----------

* The Manager has agreed to reimburse the Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of the Fund. Total Fund Operating Expenses before reimbursement were .53% and .36%, respectively, of the average net assets of Class Z and Class I shares of the Fund for the fiscal year ended September 30, 1998. This voluntary subsidy may be terminated at any time without notice.

--------------------------------------------------------------------------------


==================================================================================================================
                                               FINANCIAL HIGHLIGHTS
                        (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                                 (CLASS Z SHARES)
==================================================================================================================


     The following financial highlights for the two years ended September 30, 1998 have been audited by
PricewaterhouseCoopers LLP, independent accountants, and for the three years ended September 30, 1996 and the period from November 5, 1992 through September 30, 1993, have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."


-------------------------------------------------------------------------------------------------------------------
                                                                              CLASS Z
                                                -------------------------------------------------------------------
                                                                                                        NOVEMBER 5,
                                                                                                          1992(A)
                                                               YEAR ENDED SEPTEMBER 30,                   THROUGH
                                                -----------------------------------------------------    SEPTEMBER
                                                 1998        1997*       1996        1995       1994     30, 1993
                                                ------      ------      ------      ------     ------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......    $21.86      $16.06      $14.22      $11.27     $11.12     $10.00
                                                ------      ------      ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b) ...................       .15         .46         .25         .23        .26        .23
Net realized and unrealized gain
  on investment transactions ...............      1.69        5.75        2.44        2.97        .11        .94
                                                ------      ------      ------      ------     ------     ------
    Total from investment operations .......      1.84        6.21        2.69        3.20        .37       1.17
                                                ------      ------      ------      ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......      (.21)       (.26)       (.28)       (.22)      (.18)      (.05)
Distributions from net realized gains ......      (.38)       (.15)       (.57)       (.03)      (.04)       --
                                                ------      ------      ------      ------     ------     ------
    Total distributions ....................      (.59)       (.41)       (.85)       (.25)      (.22)      (.05)
                                                ------      ------      ------      ------     ------     ------
Net asset value, end of period .............    $23.11      $21.86      $16.06      $14.22     $11.27     $11.12
                                                ======      ======      ======      ======     ======     ======
TOTAL RETURN(D): ...........................      8.61%      39.34%      19.72%      29.02%      3.33%     11.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............  $381,374    $185,881    $184,379    $101,945    $50,119    $27,142
Average net assets (000)....................  $313,721    $254,644    $142,540    $ 71,711    $38,098    $18,807
Ratios to average net assets(b):
  Expenses .................................       .40%        .46%        .60%        .60%       .60%       .60%(c)
  Net investment income ....................      1.30%       1.66%       1.92%       2.55%      2.34%      2.41%(c)
Portfolio turnover rate ....................         1%          5%          2%         11%         2%         1%


----------

(a)  Commencement of investment operations.
(b)  Net of expense subsidy.
(c)  Annualized.
(d)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

*    Effective October 30, 1996, PIFM succeeded Prudential Institutional Fund Management, Inc. as manager of the Fund.

----------------------------------------------------------------------------------------------------------------


================================================================================
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS I SHARES)
================================================================================


     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class I share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                              CLASS I
                                                    ----------------------------
                                                                    AUGUST 1,
                                                                     1997(A)
                                                     YEAR ENDED      THROUGH
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                        1998           1997
                                                    -------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............      $21.87         $21.87
                                                       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(d) ........................         .31            .06
Net realized and unrealized gain (loss)
  on investment transactions ....................        1.55           (.06)
                                                       ------         ------
    Total from investment operations ............        1.86            --

LESS DISTRIBUTIONS:
Dividends from net investment income ............        (.22)           --
Distributions from net realized gains ...........        (.38)           --
                                                       ------         ------
    Total distributions .........................        (.60)           --
                                                       ------         ------
Net asset value, end of period ..................      $23.13         $21.87
                                                       ======         ======
TOTAL RETURN(B): ................................        8.69%             0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .................    $639,408       $312,127
Average net assets (000) ........................    $505,605       $296,788
Ratios to average net assets: (d)
  Expenses ......................................         .30%           .30%(c)
  Net investment income .........................        1.42%          1.73%(c)
Portfolio turnover rate .........................           1%             5%



----------

(a) Commencement of offering of Class I shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy.

--------------------------------------------------------------------------------

================================================================================
                              HOW THE FUND INVESTS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES

     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's"(R), "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser for the Fund, using a "passive" or indexing approach, will attempt to approximate the investment performance of the S&P 500 Index by purchasing equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

     The Fund may not hold all of the issues that comprise the S&P 500 Index because of the costs involved. Instead, the Fund will attempt to hold a representative sample of the securities in the Index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Fund's portfolio is constructed so that, in the aggregate, the capitalization, industry and fundamental investment characteristics resemble those of the S&P 500 Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Index.

     The investment adviser believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, the investment adviser does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The investment adviser will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

     The Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

     Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES).

     EQUITY AND EQUITY-RELATED SECURITIES

     THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THE VALUE OF THE FUND'S INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE S&P 500 INDEX.


     The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, and other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

     ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


     SECURITIES OF FOREIGN ISSUERS

     The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency. ADRs are not deemed to be securities of foreign issuers.

     FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS AND THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--U.S. Government Securities" in the Statement of Additional Information.

     MONEY MARKET INSTRUMENTS

     The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     BORROWING


     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.


     ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PIFM pursuant to an order of the Commission.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


     SECURITIES LENDING


     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITY IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.


     The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON


     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments).


     Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect, and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
 (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

================================================================================
                             HOW THE FUND IS MANAGED
================================================================================

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the fiscal year ended September 30, 1998, total expenses as a percentage of average net assets were .40% and .30% for Class Z and Class I shares, respectively, after the Manager's expense reimbursement. See "Financial Highlights."


MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. The Fund paid management fees to PIFM of .30 of 1% of the Fund's average net assets during the fiscal year ended September 30, 1998. See "Manager and Subadviser" in the Statement of Additional Information.


     As of October 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $68.2 billion.


     Under the Management Agreement for the Fund, PIFM manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager and Subadviser" in the Statement of Additional Information.

SUBADVISER


     THE PRUDENTIAL INVESTMENT CORPORATION (PIC), GATEWAY CENTER TWO, 4TH FLOOR, NEWARK, NEW JERSEY 07102-1084, SERVES AS SUBADVISER TO THE FUND.


     PURSUANT TO A SUBADVISORY AGREEMENT WITH PIFM, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY THE SUBADVISER.

     Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.


     Prudential Investments, is responsible for the day-to-day management of the Fund and employs a team approach to the management of the Fund.


     PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 previously served as the Distributor of the Fund's shares. It is an indirect, wholly owned subsidiary of Prudential.

     UNDER A DISTRIBUTION AGREEMENT, THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.



     The Manager (or one of its affiliates) may make payments from its own resources to Dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.



FEE WAIVERS AND SUBSIDY


     PIFM has agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed .40% and .30% of the average net assets for Class Z and Class I shares, respectively. Thereafter, PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. This voluntary subsidy may be terminated at any time without notice. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS


     Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

     Additionally, issuers of securities generally as well as those purchased by the Fund may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Fund.

================================================================================
                         HOW THE FUND VALUES ITS SHARES
================================================================================

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

================================================================================
                       HOW THE FUND CALCULATES PERFORMANCE
================================================================================

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

================================================================================
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
================================================================================

     TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.


     TAXATION OF SHAREHOLDERS


     All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains rate for individual shareholders for securities held more than one year is 20% and the maximum statutory federal income tax rate for ordinary income is 39.6%. The maximum statutory federal long-term capital gains rate and the maximum statutory federal tax rate for ordinary income for corporate shareholders currently is 35%. Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from certain other sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.


     WITHHOLDING TAXES


     Under the U.S. Treasury regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers to the IRS on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW THE FUND VALUES ITS SHARES."


     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn:
Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


     IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

================================================================================
                               GENERAL INFORMATION
================================================================================

DESCRIPTION OF SHARES

     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING FIVE SERIES OR
PORTFOLIOS: THE FUND, PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND AND PRUDENTIAL SMALL-CAP INDEX FUND. Each fund, other than the Fund, offers one class of shares. The Fund offers two classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series or class of a series of the Company are charged to that series or class, as the case may be. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The Company's shares do not have cumulative voting rights for the election of Trustees.

     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

================================================================================
                               SHAREHOLDER GUIDE
================================================================================

HOW TO BUY SHARES OF THE FUND


     YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent. Payment may be made by wire, check or through your brokerage account. See "How the Fund Values its Shares."


     There is no minimum or subsequent investment requirement for shares of the Fund. See "Shareholder Services."


     Application forms can be obtained from the Transfer Agent or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."


     Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

     Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.


ELIGIBLE PURCHASERS


     Class Z shares of the Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans," "Prudential Retirement Programs" and "PruArray Association Benefit Plans" below, (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans (as defined below) for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),
(vi) employees of Prudential or Prudential Securities who participate in a Prudential-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more.

     Class I shares of the Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Index Series Fund, Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest.


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, Prudential Stock Index Fund, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

     ALTERNATIVE PURCHASE PLAN. The Fund offers two classes of shares, Class Z and Class I shares (Alternative Purchase Plan). Class Z and Class I shares represent an interest in the same portfolio of investments of the Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.

     RIGHTS OF ACCUMULATION. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.


     BENEFIT PLANS. Class Z shares of the Fund may be purchased by a Benefit Plan, provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PROGRAMS. Class Z shares of the Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company (or affiliated companies under common control) for which Prudential provides administrative or recordkeeping services are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement of the waiver of the sales charge based on aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of the Stable Value Fund (SVF), an unaffiliated bank collective fund. Shares of the Fund may also be purchased by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) shares of the Fund are an investment option of the plan.


     PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase shares of the Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

     PRUARRAY SAVINGS PROGRAM. Class Z shares of the Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons or otherwise.


HOW TO SELL YOUR SHARES


     YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT, AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or(d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during a 90-day period for any one shareholder.


 HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS Z SHAREHOLDERS OF THE FUND WHO ARE ELIGIBLE TO PURCHASE CLASS Z SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS AT NAV HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes.


     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


     SPECIAL EXCHANGE PRIVILEGE. Participants in Prudential Securities' 401(k) plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at the NAV of other Prudential Mutual Funds.


     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:


     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your financial adviser.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.


     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.


     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at ( ) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

================================================================================
                        THE PRUDENTIAL MUTUAL FUND FAMILY
================================================================================


     Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

           ------------------
           TAXABLE BOND FUNDS
           ------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
The Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio


         ---------------------
         TAX-EXEMPT BOND FUNDS
         ---------------------


Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


            ------------
            GLOBAL FUNDS
            ------------


Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


            ------------
            EQUITY FUNDS
            ------------


Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


            ------------------
            MONEY MARKET FUNDS
            ------------------

o Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

o Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

o Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

---------------------------------------------------------------

                        TABLE OF CONTENTS
                                                           PAGE
                                                           ----

FUND HIGHLIGHTS ..........................................    2
  What are the Fund's Risk Factors and
    Special Characteristics? .............................    2
FUND EXPENSES ............................................    4
FINANCIAL HIGHLIGHTS .....................................    5
HOW THE FUND INVESTS .....................................    7
  Investment Objective and Policies ......................    7
  Other Investments and Policies .........................    9
  Hedging and Return Enhancement Strategies ..............   10
  Investment Restrictions ................................   12
HOW THE FUND IS MANAGED ..................................   13
  Manager ................................................   13
  Subadviser .............................................   13
  Distributor ............................................   13
  Fee Waivers and Subsidy ................................   14
  Portfolio Transactions .................................   14
  Custodian and Transfer and
    Dividend Disbursing Agent ............................   14
  Year 2000 Readiness Disclosure .........................   14
HOW THE FUND VALUES ITS SHARES ...........................   15
HOW THE FUND CALCULATES PERFORMANCE ......................   15
TAXES, DIVIDENDS AND DISTRIBUTIONS .......................   15
GENERAL INFORMATION ......................................   17
  Description of Shares ..................................   17
  Additional Information .................................   17
SHAREHOLDER GUIDE ........................................   18
  How to Buy Shares of the Fund ..........................   18
  How to Sell Your Shares ................................   20
  How to Exchange Your Shares ............................   21
  Shareholder Services ...................................   22
THE PRUDENTIAL MUTUAL FUND FAMILY ........................  A-1

---------------------------------------------------------------

MF174A
---------------------------------------------------------------
                  Class Z: 74431F-20-9
        CUSIP No.:
                  Class I: 74431F-86-0
---------------------------------------------------------------


PRUDENTIAL
STOCK
INDEX FUND


--------------------
PROSPECTUS
NOVEMBER 30, 1998

WWW.PRUDENTIAL.COM
--------------------


(Logo PRUDENTIAL INVESTMENTS)

PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL SMALL-CAP INDEX FUND
PRUDENTIAL STOCK INDEX FUND


--------------------------------------------------------------------------------
PROSPECTUS DATED NOVEMBER 30, 1998
--------------------------------------------------------------------------------


Prudential Index Series Fund (the Company) is a diversified, open-end, management investment company comprised of five separate portfolios, or series (each a Fund and collectively, the Funds). This Prospectus relates to the following Funds: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund. Each Fund and its corresponding investment objective is described below:

    FUND                     INVESTMENT OBJECTIVE
    ----                     --------------------
Prudential Bond Market     Seeks to provide investment results that correspond
  Index Fund                 to the total return performance of a broad-based
                             index of fixed-income securities, currently the Lehman Brothers Aggregate Index.

Prudential Europe          Seeks to provide investment results that correspond
  Index Fund                 to the price and yield performance of a broad-based
                             index of securities of European issuers, currently the Morgan Stanley Capital International Europe
                             Index.

Prudential Pacific        Seeks to provide investment results that correspond
  Index Fund                to the price and yield performance of a broad-based
                            index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital
                            International Pacific Free Index.

Prudential Small-Cap      Seeks to provide investment results that correspond
  Index Fund                to the price and yield performance of a broad-based
                            index of small cap stocks, currently the Standard &
                            Poor's 600 Small Capitalization Stock Index.

Prudential Stock          Seeks to provide investment results that correspond
  Index Fund                to the price and yield performance of the Standard &
                            Poor's 500 Composite Stock Price Index (S&P 500
                            Index).


There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies." The Funds' address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and their telephone number is (800) 225-1852. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Funds has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated November 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Funds at the address or telephone number noted above.The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------
WHAT IS EACH FUND?

     The Company is comprised of five portfolios or series: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds). Technically, the Company is a diversified, open-end, management investment company comprised of separate series, each of which operates as a separate mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective.

WHAT IS THE INVESTMENT OBJECTIVE OF EACH FUND?


     The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities; currently, the Fund uses the Lehman Brothers Aggregate Index for that purpose. The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers; currently, the Fund uses the Morgan Stanley Capital International Europe Index (MSCI-Europe Index) for that purpose. The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region; currently, the Fund uses the Morgan Stanley Capital International Pacific Free Index (MSCI-Pacific Free Index) for that purpose. The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks; currently, the Fund uses the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index) for that purpose. The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the S&P 500 Index. There can be no assurance that the investment objective of any Fund will be achieved. See "How the Funds Invest--Investment Objectives and Policies" at page 12.


WHAT ARE THE FUNDS' RISK FACTORS AND SPECIAL CHARACTERISTICS?


     The Funds' performance will not precisely correspond to the performance of the index whose performance each Fund seeks to replicate. Each Fund will attempt to achieve a correlation between its performance and that of the applicable index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause a Fund's return to be lower than the return of the index whose performance the Fund seeks to replicate. See "How the Funds Invest--Investment Objectives and Policies" at page 12.

     Each Fund may engage in various hedging and return enhancement strategies and use derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 22. As with an investment in any mutual fund, an investment in a Fund can decrease in value and you can lose money.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO MANAGES THE FUNDS?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Company and is compensated for its services at an annual rate of
 .25 of 1% of average daily net assets of Prudential Bond Market Index Fund, .40 of 1% of average daily net assets of Prudential Europe Index Fund, .40 of 1% of average daily net assets of Prudential Pacific Index Fund, .30 of 1% of average daily net assets of Prudential Small-Cap Index Fund and .30 of 1% of average daily net assets of Prudential Stock Index Fund. As of October 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $68.2 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Funds under Subadvisory Agreements with PIFM. See "How the Funds are Managed--Manager" at page 22 and "How the Funds are Managed--Subadviser" at page 23.


WHO DISTRIBUTES THE FUNDS' SHARES?


     Prudential Investment Management Services LLC (the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Funds' shares. The Distributor incurs the expense of distributing the Funds' shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Funds. See "How the Funds are Managed--Distributor" at page 23.


WHAT IS THE MINIMUM INVESTMENT?


      There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of a Fund" at page 28 and "Shareholder Guide--Shareholder Services" at page 32.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Funds through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Funds, through their transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or the Distributor. Class Z shares of each Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other Prudential Mutual Funds); (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Funds), (vi) employees of Prudential or Prudential Securities who participate in a Prudential-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more. Class I shares of Prudential Stock Index Fund are offered to pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code, provided that a plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products. Dealers may charge their customers a separate fee for handling purchase transactions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Funds. See "How Each Fund Values its Shares" at page 25 and "Shareholder Guide--How to Buy Shares of a Fund" at page 28.


WHAT ARE MY PURCHASE ALTERNATIVES?

     Prudential Stock Index Fund offers two classes of shares, Class Z and Class I shares, sold without an initial or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an ominibus account and are subject to nominal transfer agency fees or expenses. Each of the other Funds offers one class of shares (Class Z shares), sold without an initial or contingent deferred sales charge to a limited group of investors. Shares of the Funds are not subject to any ongoing service or distribution expenses.

HOW DO I SELL MY SHARES?


     You may redeem your shares at any time at the NAV next determined after the Distributor, your Dealer or the Transfer Agent receives your sell order. Dealers may charge their customers a separate fee for handling sale transactions. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 30.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


     Each Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions of a Fund will be automatically reinvested in additional shares of that Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 25.


--------------------------------------------------------------------------------

================================================================================
                                FUND EXPENSES
================================================================================


--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases .................. None
   Maximum Deferred Sales Load .............................. None
   Maximum Sales Load Imposed on Reinvested Dividends ....... None
   Redemption Fees .......................................... None
   Exchange Fee ............................................. None


  ANNUAL FUND OPERATING EXPENSES*
  (as a percentage of average net assets)          PRUDENTIAL     PRUDENTIAL     PRUDENTIAL     PRUDENTIAL           PRUDENTIAL
                                                  BOND MARKET       EUROPE        PACIFIC       SMALL-CAP              STOCK
                                                   INDEX FUND     INDEX FUND     INDEX FUND     INDEX FUND           INDEX FUND
                                                  -----------     ----------     ----------     ----------       -------------------
                                                    CLASS Z         CLASS Z        CLASS Z       CLASS Z         CLASS Z     CLASS I
                                                  -----------     ----------     ----------     ----------       -------     -------
   Management Fees ............................      .25%            .40%           .40%           .30%            .30%       .30%
   12b-1 Fees .................................      None            None           None           None            None       None
   Other Expenses (After Reimbursement) .......      .15%            .20%           .20%           .20%            .10%       .00%
                                                     ---             ---            ---            ---             ---        ---
   Total Fund Operating Expenses
    (After Reimbursement) .....................      .40%            .60%           .60%           .50%            .40%       .30%
                                                     ===             ===            ===            ===             ===        ===


  EXAMPLE                                                                                 1      3       5      10
                                                                                        YEAR   YEARS   YEARS   YEARS
                                                                                        ----   -----   -----   -----
  You would pay the following expenses on a $1,000 investment, assuming (1) 5%
   annual return and (2) redemption at the end of each time period:
    PRUDENTIAL BOND MARKET INDEX FUND
     Class Z ..........................................................................   $4    $13     $22     $51
    PRUDENTIAL EUROPE INDEX FUND
     Class Z ..........................................................................   $6    $19     $33     $75
    PRUDENTIAL PACIFIC INDEX FUND
     Class Z ..........................................................................   $6    $19     $33     $75
    PRUDENTIAL SMALL-CAP INDEX FUND
     Class Z ..........................................................................   $5    $16     $28     $63
    PRUDENTIAL STOCK INDEX FUND
     Class Z ..........................................................................   $4    $13     $22     $51
     Class I ..........................................................................   $3    $10     $17     $38


     The above example is based on actual data for the fiscal year ended September 30, 1998 for the Funds. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in a Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes operating expenses for the Funds such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees as reduced by the Manager's expense reimbursement.

----------
* The Manager has agreed to reimburse each Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of Prudential Stock Index Fund and .40%, .60%, .60% and .50% of the average net assets of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, respectively. Total Fund Operating Expenses before reimbursement were .53% and .36%, respectively, of the average net assets of Class Z and Class I shares of Prudential Stock Index Fund and .91%, 2.63%, 2.02% and 1.68% of the average net assets of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, respectively, for the fiscal year ended September 30, 1998. This voluntary subsidy may be terminated at any time without notice.


--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
              (PRUDENTIAL BOND MARKET INDEX FUND - CLASS Z SHARES)
================================================================================


     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                                                    CLASS Z
                                                                                             -------------------
                                                                                              OCTOBER 1, 1997(a)
                                                                                                    THROUGH
                                                                                              SEPTEMBER 30, 1998
                                                                                             -------------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period .................................................            $  10.00
                                                                                                    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(d) .............................................................                 .55
  Net realized and unrealized gain on investment transactions ..........................                 .52
                                                                                                    --------
   Total from investment operations ....................................................                1.07
                                                                                                    --------
  LESS DISTRIBUTIONS
   Dividends from net investment income ................................................                (.15)
   Distribution from net realized gains ................................................                (.01)
                                                                                                        (.16)
  Net asset value, end of period .......................................................            $  10.91
                                                                                                    ========
  TOTAL RETURN(B): .....................................................................               10.79%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000) ......................................................             $39,790
                                                                                                    ========
  Average net assets (000) .............................................................             $33,637
                                                                                                    ========
  Ratios to average net assets: (d)
   Expenses ............................................................................                 .40%(c)
   Net investment income ...............................................................                5.68%(c)
  Portfolio turnover rate ..............................................................                 418%

----------
(a)   Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)   Annualized.
(d)   Net of expense subsidy.

--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
               (PRUDENTIAL EUROPE INDEX FUND - CLASS Z SHARES)
================================================================================


     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



--------------------------------------------------------------------------------
                                                                    CLASS Z
                                                              ------------------
                                                              OCTOBER 1, 1997(A)
                                                                   THROUGH
                                                              SEPTEMBER 30, 1998
                                                              ------------------


 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .......................        $10.00
                                                                     ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(d) ...................................           .18
 Net realized and unrealized gain (loss) on investment
  and foreign currency transactions .........................           .53
                                                                     ------
   Total from investment operations .........................           .71
                                                                     ------
 LESS DISTRIBUTIONS
  Dividends from net investment income ......................          (.07)
 Net asset value, end of period .............................        $10.64
                                                                     ======
 TOTAL RETURN(b): ...........................................          7.17%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ............................       $18,026
 Average net assets (000) ...................................       $17,728
 Ratios to average net assets: (d)
  Expenses ..................................................           .60%(c)
  Net investment income .....................................          1.64%(c)
 Portfolio turnover rate ....................................             4%


----------
(a) Commencement of investment operations.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.
(d) Net of expense subsidy.


--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
               (PRUDENTIAL PACIFIC INDEX FUND - CLASS Z SHARES)
================================================================================


     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



----------------------------------------------------------------------------------------

                                                                CLASS Z
                                                 ---------------------------------------
                                                                     SEPTEMBER 24, 1997(A)
                                                     YEAR ENDED            THROUGH
                                                 SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                 ------------------   ------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $ 9.88               $10.00
                                                      ------               ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(d)                               0.06                 0.02
 Net realized and unrealized gain (loss) on investment
  and foreign currency transactions                    (3.55)               (0.14)
                                                      ------              -------
 Total from investment operations                      (3.49)               (0.12)
                                                      ------              -------
 Less distributions
  Dividends from net investment income                  (.01)                 --
 Net asset value, end of period                       $ 6.38               $ 9.88
                                                      ======               ======
 TOTAL RETURN(b):                                     (35.54)%              (1.20)%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                     $16,441              $24,699
 Average net assets (000)                            $19,827              $24,802
 Ratios to average net assets: (d)
  Expenses                                               .60%                 .60%(c)
  Net investment income                                  .78%               13.14%(c)
 Portfolio turnover rate                                   2%                   0%


-----------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy.

--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
              (PRUDENTIAL SMALL-CAP INDEX FUND - CLASS Z SHARES)
================================================================================

     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                   CLASS Z
                                                              OCTOBER 1, 1997(A)
                                                                   THROUGH
                                                              SEPTEMBER 30, 1998
                                                              ------------------

PER SHARE OPERATING PERFOMANCE:
Net asset value, beginning of period                               $ 10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)                                               .04
Net realized and unrealized gain (loss) on
  investment transactions                                            (1.94)
                                                                   -------
    Total from investment operations                                 (1.90)
                                                                   -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                (.01)
 Net asset value, end of period                                    $  8.09
                                                                   =======
 TOTAL RETURN(B):                                                   (18.98)%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                                   $20,256
                                                                   =======
 Average net assets (000)                                          $22,676
                                                                   =======
 Ratios to average net assets: (c)
  Expenses                                                             .50%
  Net investment income                                                .48%
 Portfolio turnover rate                                               .56%

---------

(a) Commencement of investment operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.



(c) Net of expense subsidy.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                 (PRUDENTIAL STOCK INDEX FUND-CLASS Z SHARES)
--------------------------------------------------------------------------------


     The following financial highlights for the two years ended September 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and for the three years ended September 30, 1996 and the period from November 5, 1992 through September 30, 1993 have been audited by other independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders."


--------------------------------------------------------------------------------




                                                                           CLASS Z
                                           --------------------------------------------------------------------------
                                                                                                         NOVEMBER 5,
                                                                                                           1992(A)
                                                                 YEAR ENDED SEPTEMBER 30,                  THROUGH
                                           --------------------------------------------------------       SEPTEMBER
                                           1998           1997*      1996        1995          1994       30, 1993
                                           -----          -----      ----        -----         -----    ------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period ...$  21.86      $  16.06     $ 14.22    $  11.27      $  11.12      $10.00
                                         --------      --------     -------    --------      --------      ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(b) ...............     .15           .46         .25         .23           .26         .23
 Net realized and unrealized gain
  on investment transactions ............    1.69          5.75        2.44        2.97           .11         .94
                                         --------      --------     -------    --------      --------      ------
  Total from investment operations ......    1.84          6.21        2.69        3.20           .37        1.17
                                         --------      --------     -------    --------      --------      ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...    (.21)         (.26)       (.28)       (.22)         (.18)       (.05)
 Distributions from net realized gains ..    (.38)         (.15)       (.57)       (.03)         (.04)         --
                                         --------      --------     -------    --------      --------      ------
  Total distributions ...................    (.59)         (.41)       (.85)       (.25)         (.22)       (.05)
                                         --------      --------     -------    --------      --------      ------
 Net asset value, end of period .........$  23.11      $  21.86      $16.06      $14.22       $ 11.27      $ 11.12
                                         ========      ========     =======    ========      ========      =======
 TOTAL RETURN(D): .......................    8.61%        39.34%      19.72%     29.02%         3.33%       11.73%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ........$381,374      $185,881    $184,379    $101,945       $50,119      $27,142
 Average net assets (000) ...............$313,721      $254,644    $142,540    $ 71,711       $38,098      $18,807

 Ratios to average net assets:(b)
  Expenses ..............................     .40%          .46%        .60%        .60%          .60%         .60%(c)
  Net investment income .................    1.30%         1.66%       1.92%       2.55%         2.34%        2.41%(c)
 Portfolio turnover rate ................       1%            5%          2%         11%            2%            1%



-----------

(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

* Effective October 30, 1996, PIFM succeeded Prudential Institutional Fund Management, Inc. as manager of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                (PRUDENTIAL STOCK INDEX FUND - CLASS I SHARES)
--------------------------------------------------------------------------------



     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class I share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



--------------------------------------------------------------------------------


                                                               CLASS I
                                               --------------------------------------------
                                                                         AUGUST  1, 1997(a)
                                                   YEAR ENDED                 THROUGH
                                               SEPTEMBER 30, 1998        SEPTEMBER 30, 1997
                                               ------------------        ------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .........       $21.87                  $21.87
                                                      ------                  ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(d) .....................          .31                     .06
 Net realized and unrealized gain (loss) on
  investment transactions .....................         1.55                    (.06)
                                                      ------                  ------
  Total from investment operations ............         1.86                    --
                                                      ------                  ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........         (.22)                   --
 Distributions from net realized gains ........         (.38)                   --
                                                      ------                  ------
  Total distributions .........................         (.60)                   --
                                                      ------                  ------
 Net asset value, end of period ...............       $23.13                  $21.87
                                                      ======                  ======
 TOTAL RETURN(b): .............................         8.69%                      0%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000) ..............     $639,408                $312,127
 Average net assets (000) .....................     $505,605                $296,788
 Ratios to average net assets: (d)
  Expenses ....................................          .30%                    .30%(c)
  Net investment income .......................         1.42%                   1.73%(c)
 Portfolio turnover rate ......................         1%                         5%


----------
(a) Commencement of offering of Class I shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Net of expense subsidy.

--------------------------------------------------------------------------------

================================================================================
                              HOW THE FUNDS INVEST
================================================================================

INVESTMENT OBJECTIVES AND POLICIES

     THE COMPANY IS COMPRISED OF FIVE SEPARATE SERIES (EACH A FUND AND COLLECTIVELY, THE FUNDS): PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND AND PRUDENTIAL STOCK INDEX FUND.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL BOND MARKET INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE TOTAL RETURN PERFORMANCE OF A BROAD-BASED INDEX OF FIXED-INCOME SECURITIES. THE PRUDENTIAL BOND MARKET INDEX FUND CURRENTLY USES THE LEHMAN BROTHERS AGGREGATE INDEX FOR THAT PURPOSE.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL EUROPE INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF EUROPEAN ISSUERS. THE PRUDENTIAL EUROPE INDEX FUND CURRENTLY USES THE MSCI-EUROPE INDEX FOR THAT PURPOSE.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL PACIFIC INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SECURITIES OF ISSUERS IN THE PACIFIC REGION. THE PRUDENTIAL PACIFIC INDEX FUND CURRENTLY USES THE MSCI-PACIFIC FREE INDEX FOR THAT PURPOSE.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL SMALL-CAP INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF A BROAD-BASED INDEX OF SMALL CAP STOCKS. THE PRUDENTIAL SMALL-CAP INDEX FUND CURRENTLY USES THE S&P 600 INDEX FOR THAT PURPOSE.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL STOCK INDEX FUND IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX.

     THERE CAN BE NO ASSURANCE THAT THE OBJECTIVE OF ANY FUND WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information. As with an investment in any mutual fund, an investment in any of the Funds can decrease in value and you can lose money.

     THE INVESTMENT OBJECTIVE OF PRUDENTIAL STOCK INDEX FUND IS FUNDAMENTAL. EACH OTHER FUND'S INVESTMENT OBJECTIVE AND THE INVESTMENT POLICIES (OTHER THAN THEIR INVESTMENT RESTRICTIONS) OF ALL FUNDS ARE NOT FUNDAMENTAL AND SO MAY BE CHANGED BY THE BOARD OF TRUSTEES (TRUSTEES) WITHOUT SHAREHOLDER APPROVAL. HOWEVER, SHAREHOLDERS WOULD BE NOTIFIED PRIOR TO A MATERIAL CHANGE IN A FUND'S INVESTMENT OBJECTIVE AND POLICIES. THE BROAD-BASED INDICES USED BY THE FUNDS (EXCEPT PRUDENTIAL STOCK INDEX FUND) MAY BE CHANGED FROM TIME TO TIME AT THE DISCRETION OF THE SUBADVISER UNDER THE SUPERVISION OF THE TRUSTEES.

     The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser for the Funds, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the respective indices by holding a portfolio of stocks or bonds selected through statistical procedures. The Funds are managed without regard to tax ramifications. Each Fund pursues its objective through the investment policies described below. While each Fund will seek to achieve its objective, the Funds will differ with respect to the degree of risk that they involve.

     PRUDENTIAL BOND MARKET INDEX FUND

     Prudential Bond Market Index Fund seeks to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose. The Lehman Brothers Aggregate Index is an unmanaged index that measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The Fund is neither sponsored by nor affiliated with Lehman Brothers Inc. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Bond Market Index Fund" in the Statement of Additional Information.


     To achieve its investment objective, Prudential Bond Market Index Fund will purchase securities that as a group reflect the performance of the Lehman Brothers Aggregate Index. The Fund intends to hold a representative sample of the securities that reflect the three major classes of fixed-income investments in the Lehman Brothers Aggregate Index: U.S. Treasury and Government agency securities, investment-grade corporate debt obligations and mortgage-backed securities. The securities included in the Index must be U.S. dollar-denominated and investment-grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year and generally have an outstanding market value of at least $100 million. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the Lehman Brothers Aggregate Index. As of September 30, 1998, U.S. Treasury and agency securities comprised 42% and 4%, respectively, of the Index's total market value, corporate bonds comprised 21%, asset-backed securities comprised 2% and mortgage-backed securities comprised 31%.


     Prudential Bond Market Index Fund intends to invest at least 80% of its total assets in the types of securities included in the Lehman Brothers Aggregate Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) put and call options on fixed-income securities and bond indices; and (iii) bond futures contracts and options thereon.

     PRUDENTIAL EUROPE INDEX FUND


     Prudential Europe Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the MSCI-Europe Index for that purpose. The MSCI-Europe Index is an unmanaged, diversified, capitalization weighted index currently consisting of the equity securities of 592 companies located in 15 developed European countries. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Europe Index Fund" in the Statement of Additional Information.

     To achieve its investment objective, Prudential Europe Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Europe Index. The Fund intends to invest in a representative sample of the stocks included in the MSCI-Europe Index in approximately the same proportions as they are represented in that index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Europe Index. The United Kingdom, Germany and France dominate the MSCI-Europe Index, with 31.1%, 15.1% and 12.9%, respectively, of the market capitalization of the Index as of September 30, 1998.


     Prudential Europe Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Europe Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.

     PRUDENTIAL PACIFIC INDEX FUND

     Prudential Pacific Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the

MSCI-Pacific Free Index for that purpose. The MSCI-Pacific Free Index is an unmanaged, diversified, capitalization weighted index currently consisting of 508 equity securities listed on the stock exchanges of Australia, Japan, Hong Kong, New Zealand and Singapore. The Fund is neither sponsored by nor affiliated with Morgan Stanley & Co. Incorporated. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Pacific Index Fund" in the Statement of Additional Information.

     To achieve its investment objective, Prudential Pacific Index Fund will purchase the equity securities that as a group reflect the price and yield performance of the MSCI-Pacific Free Index. The Fund intends to invest in a representative sample of the equity securities included in the MSCI-Pacific Free Index in approximately the same proportions as they are represented in the MSCI-Pacific Free Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the MSCI-Pacific Free Index. The MSCI-Pacific Free Index is dominated by the Japanese stock market, which represented 78% of the market capitalization of the Index as of September 30, 1998.


     Prudential Pacific Index Fund intends to invest at least 80% of its total assets in securities included in the MSCI-Pacific Free Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) money market instruments; (ii) equity-related securities; (iii) put and call options on securities, stock indices and foreign currencies; (iv) forward foreign currency exchange contracts; and (v) financial futures contracts on stocks and currencies and options thereon.

     PRUDENTIAL SMALL-CAP INDEX FUND


     Prudential Small-Cap Index Fund seeks to provide investment results that correspond to the price and yield performance of a broad-based index of small-cap stocks. The Prudential Small-Cap Index Fund currently uses the S&P 600 Index for that purpose. The S&P 600 Index is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $3.212 million (as of September 30, 1998). "S&P 600(R)," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. Prudential Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Small-Cap Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.


     To achieve its investment objective, Prudential Small-Cap Index Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 600 Index. The Fund intends to purchase a representative sample of the 600 stocks included in the S&P 600 Index in approximately the same proportions as they are represented in the S&P 600 Index. In addition, from time to time adjustments may be made in the holdings of the Fund due to factors which may include changes in the composition of the S&P 600 Index or receipt of distributions of securities of companies spun off from S&P 600 companies.

     Prudential Small-Cap Index Fund intends to invest at least 80% of its total assets in securities included in the S&P 600 Index in the same proportions as the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) stock index futures contracts and options thereon.

     PRUDENTIAL STOCK INDEX FUND

     Prudential Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by S&P on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's)", "S&P)", "S&P 500)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. Prudential Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.

     To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. Prudential Stock Index Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

     Prudential Stock Index Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

     INVESTMENT POLICIES APPLICABLE TO EACH FUND

     The Funds are each expected to invest in over 250 stocks (or bonds for the Prudential Bond Market Index Fund). Stocks are selected for inclusion in each applicable Fund's portfolio based on country, market capitalization, industry weightings and fundamental characteristics such as return variability, earnings valuation and yield. Each Fund's portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, Prudential Europe Index Fund and Prudential Pacific Index Fund will invest in each country in approximately the same percentage as the country's weight in the index.

     The Funds may not hold all of the issues that comprise their respective indices because of the costs involved and the illiquidity of many of the securities. Instead, each Fund will attempt to hold a representative sample of the securities in its respective index, which will be selected utilizing a statistical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the portfolio based on its contribution to certain country, capitalization, industry and fundamental investment characteristics. Each applicable Fund's portfolio is constructed so that, in the aggregate, the country, capitalization, industry and fundamental investment characteristics resemble those of its respective index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the indices.

     Due to the use of this sampling or "portfolio optimization" technique, the Funds' portfolios (other than the portfolio of Prudential Stock Index Fund) are not expected to track their benchmark indices with the same degree of accuracy as large capitalization domestic index funds. Each Fund will attempt to achieve a correlation between its performance and that of its respective index of at least 0.95, in each case without taking into account expenses. A correlation of
1.00 would
indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The investment adviser will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of a Fund and that of its respective index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other expenses, may cause a Fund's return to be lower than the return of its respective index. Consequently, there can be no assurance as to how closely a Fund's performance will correspond to the performance of its respective index.


     The Funds will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing a Fund's investments in common stocks to protect against potential stock market declines. The Funds intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indices. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge a Fund's portfolio. Prudential Europe Index Fund and Prudential Pacific Index Fund also may enter into foreign currency forward contracts in order to maintain the same currency exposure as their respective indices, but not as part of a defensive strategy to protect against fluctuations in exchange rates.


     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Funds may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend their portfolio securities.

     EQUITY AND EQUITY-RELATED SECURITIES

     EACH FUND OTHER THAN PRUDENTIAL BOND MARKET INDEX FUND INVESTS PRIMARILY IN EQUITY SECURITIES, AND THE VALUE OF THESE FUNDS' INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE APPLICABLE INDEX. INVESTMENT BY PRUDENTIAL SMALL-CAP INDEX FUND IN SMALL COMPANIES INVOLVES GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH MORE ESTABLISHED COMPANIES. These companies often have sales and earnings growth rates which exceed those of large companies; however, smaller companies often have limited operating histories, product lines, markets or financial resources, and may lack management depth. These companies may be subject to intense competition from larger entities, and the securities of these companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averagesin general.


     The Funds other than Prudential Bond Market Index Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

     ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

     SECURITIES OF FOREIGN ISSUERS

     PRUDENTIAL EUROPE INDEX FUND AND PRUDENTIAL PACIFIC INDEX FUND WILL INVEST PRIMARILY IN EQUITY SECURITIES OF FOREIGN COMPANIES. PRUDENTIAL STOCK INDEX FUND MAY INVEST A PORTION OF ITS ASSETS IN EQUITY SECURITIES OF FOREIGN ISSUERS DENOMINATED IN U.S. CURRENCY. FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THESE FUNDS. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.


     IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although Prudential Europe Index Fund and Prudential Pacific Index Fund will receive income in foreign currencies, the two Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into U.S. dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Prudential Europe Index Fund and Prudential Pacific Index Fund may, but need not, enter into futures contracts on foreign currencies, foreign currency forward contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.



     The Funds (other than Prudential Bond Market Index Fund) may invest a portion of their assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and ADSs are not deemed to be foreign securities.


     FIXED-INCOME OBLIGATIONS

     Prudential Bond Market Index Fund will invest primarily in fixed-income securities including U.S. Treasury obligations and securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment-grade corporate debt obligations and mortgage-backed securities.

     U.S. Treasury securities, including bills, notes and bonds, are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities. Obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government may or may not be backed by the "full faith and credit" of the United States.

     The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P Ratings) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. See "Description of Ratings" in the Statement of Additional Information.

     Fixed-income securities are subject to interest rate risk and income risk. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. Income risk is the potential for a decline in income due to falling market interest rates. In addition, longer-term fixed-income securities are subject to call risk, which is the possibility that corporate bonds will be repaid prior to maturity.

     Mortgage-backed securities represent undivided ownership interests in pools of mortgages. The issuer guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

     MONEY MARKET INSTRUMENTS

     The Funds may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Funds may invest in money market instruments without limit for temporary defensive purposes. To the extent the Funds otherwise invest in money market instruments, they are subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     BORROWING


     Each Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.

     DOLLAR ROLLS


     Prudential Bond Market Index Fund may use dollar rolls as part of its investment strategy. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund, which are limited to 20% of the Fund's total assets. The Fund may cover dollar rolls by segregating with its custodian cash or liquid assets equal in value to its obligations for dollar rolls. Covered rolls (i.e., those for which there is an offsetting cash position or a cash equivalent security position) are not considered borrowings for the purposes of the 20% limitation.


     ILLIQUID SECURITIES

     Each Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     REPURCHASE AGREEMENTS


     Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. Each Fund may participate in a joint repurchase account managed by PIFM pursuant to an order of the Commission.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Funds' Custodian will segregate cash or other liquid assets having a value equal to or greater than the Funds' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

     SECURITIES LENDING


     Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and that Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, a Fund will not lend more than 30% of the value of its total assets. A Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUNDS MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF THEIR INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and each Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     EACH FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITY IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE A FUND'S PORTFOLIO. Prudential Europe Index Fund and Prudential Pacific Index Fund also may purchase and write put and call options on currencies. Each Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITY, CURRENCY OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than the current market price.


     EACH FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as a Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, a Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.


     Each Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     Each Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, each Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     FUTURES CONTRACTS AND OPTIONS THEREON

     EACH FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUNDS, AND THUS THEIR INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.


     A Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. A Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments).


     Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If a Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.

     A FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict each Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Each Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

     Each Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (Investment Company Act). See "Investment Restrictions" in the Statement of Additional Information.

================================================================================
                            HOW THE FUNDS ARE MANAGED
================================================================================

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF EACH FUND. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the fiscal period ended September 30, 1998, total expenses as a percentage of net assets for Class Z shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund were .40%, .60%, .60% and .50%, respectively, after the Manager's expense reimbursement. For the fiscal year ended September 30, 1998, total expenses as a percentage of net assets for Class Z and Class I shares of Prudential Stock Index Fund were .40% and .30%, respectively, after the Manager's expense reimbursement. See "Financial Highlights."


MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN

ANNUAL RATE OF .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL BOND MARKET INDEX FUND, .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL EUROPE INDEX FUND. .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL PACIFIC INDEX FUND, .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL SMALL-CAP INDEX FUND, AND .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF PRUDENTIAL STOCK INDEX FUND. PIFM is organized in New York as a limited liability company . For the fiscal year ended September 30, 1998, the Funds paid management fees to PIFM at the rates shown above. See "Manager and Subadviser" in the Statement of Additional Information.

     As of October 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $68.2 billion.


     Under the Management Agreements with the Company, PIFM manages the investment operations of the Funds and also administers the Company's business affairs. See "Manager and Subadviser" in the Statement of Additional Information.

SUBADVISER


     THE PRUDENTIAL INVESTMENT CORPORATION (PIC), GATEWAY CENTER TWO, 4TH FLOOR, NEWARK, NEW JERSEY 07102-1084, SERVES AS SUBADVISER TO EACH FUND.


     PURSUANT TO SUBADVISORY AGREEMENTS WITH PIFM, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY THE SUBADVISER.

     Under each Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund.


     Prudential Investments is responsible for the day-to-day management of the Funds, employing a team approach to the management of these Funds.


     PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR


     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 previously served as the distributor of the Funds' shares. It is an indirect, wholly-owned subsidiary of Prudential.

     UNDER A DISTRIBUTION AGREEMENT, THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUNDS. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of each Fund's shares, including lease, utility, communications and sales promotion expenses.

     The Manager (or one of its affiliates) may make payments from its own resources Dealers and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.


FEE WAIVERS AND SUBSIDY


     PIFM has agreed to subsidize the operating expenses of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund so that total Fund operating expenses do not exceed .40%, .60%, .60% and .50%, respectively, of each Fund's average net assets and .40% and .30% for Class Z and Class I shares of Prudential Stock Index Fund, respectively. Thereafter, PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. This voluntary subsidy may be terminated at any time without notice. Fee waivers and expense subsidies will increase a Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS


     Affiliates of the Distributor may act as brokers or futures commission merchants for the Funds provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Funds. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


YEAR 2000 READINESS DISCLOSURE

     The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities, trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Funds, the Manager, the Distributor and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service providers, will be adapted in time for that event.

     Additionally, issuers of securities generally as well as those purchased by the Funds may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of securities held by the Funds.

================================================================================
                         HOW EACH FUND VALUES ITS SHARES
================================================================================

     A FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

     Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

================================================================================
                      HOW EACH FUND CALCULATES PERFORMANCE
================================================================================

     FROM TIME TO TIME A FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in each Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

================================================================================
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
================================================================================

     TAXATION OF THE FUND


     EACH FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUNDS WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON THEIR NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT THEY DISTRIBUTE TO THEIR SHAREHOLDERS.

     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by each Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.


     TAXATION OF SHAREHOLDERS


     All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum federal long-term capital gains rate for individual shareholders for securities held more than one year is 20% and the maximum statutory federal income tax rate for ordinary income is 39.6%. The maximum statutory federal long-term capital gains rate and the maximum statutory federal tax rate for ordinary income for corporate shareholders currently is 35%. Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts and income from some other certain sources will not be eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of a Fund's shares by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than one year will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.


     WITHHOLDING TAXES


     Under U.S. Treasury regulations, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable on the accounts of certain shareholders who fail to furnish their correct tax identification numbers to the IRS on IRS Form W-9 (or IRS Form
W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     EACH FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW EACH FUND VALUES ITS SHARES."


     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn:
Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. A Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.


     IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF A FUND.

================================================================================
                               GENERAL INFORMATION
================================================================================

DESCRIPTION OF SHARES

     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING FIVE SERIES OR
PORTFOLIOS: PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL EUROPE INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL SMALL-CAP INDEX FUND AND PRUDENTIAL STOCK INDEX FUND. Each Fund offers one class of shares, except for Prudential Stock Index Fund, which offers two classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     The Company's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class. Shares of a Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The Company's shares do not have cumulative voting rights for the election of Trustees.

     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

================================================================================
                               SHAREHOLDER GUIDE
================================================================================

HOW TO BUY SHARES OF A FUND


     YOU MAY PURCHASE SHARES OF A FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES OR PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Distributor, your Dealer or the Transfer Agent. Payment may be made by wire, check or through your brokerage account. See "How Each Fund Values its Shares."


     There is no minimum or subsequent investment requirement for shares of the Funds. See "Shareholder Services."


     Application forms can be obtained from the Transfer Agent or the Distributor. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


     The Funds reserve the right to reject any purchase order (including an exchange into a Fund) or to suspend or modify the continuous offering of their shares. See "How to Sell Your Shares."


     Your Dealer is responsible for forwarding payment promptly to the applicable Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order

     Dealers may charge their customers a separate fee for processing purchases and redemptions. In addition, transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charges are retained by the Dealer and are not remitted to the Fund.


ELIGIBLE PURCHASERS


     Class Z shares of each Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans", "Prudential Retirement Programs" and "PruArray Association Benefit Plans" below, (ii) participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans (as defined below) for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the

Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (vi) employees of Prudential or Prudential Securities who participate in a Prudential-sponsored employee savings plan and (vii) Prudential with an investment of $10 million or more.

     Class I shares of Prudential Stock Index Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products.

     PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS to receive an account number at
(800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Index Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the applicable class if purchasing shares of Prudential Stock Index Fund.


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the applicable Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Index Series Fund, the Fund whose shares you are purchasing, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

     ALTERNATIVE PURCHASE PLAN. Prudential Stock Index Fund offers two classes of shares, Class Z and Class I shares (Alternative Purchase Plan). Class Z and Class I shares represent an interest in the same portfolio of investments of the Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.

     RIGHTS OF ACCUMULATION. Shares of each Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.


     BENEFIT PLANS. Class Z shares of each Fund may be purchased by a Benefit Plan, provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PROGRAMS. Class Z shares of each Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All plans of a company (or affiliated companies under common control) for which Prudential provides administrative or recordkeeping services are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Shares of each Fund may also be purchased by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) shares of the Fund are an investment option of the plan.

     PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase shares of a Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $50 million (for Prudential Stock Index Fund, the retirement plan assets must aggregate at least $1 million or have at least 250 participants) and (ii) maintain their accounts with the Transfer Agent.


     PRUARRAY SAVINGS PROGRAM. Class Z shares of each Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.




     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons or otherwise.


HOW TO SELL YOUR SHARES


     YOU CAN REDEEM SHARES OF A FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT, THE DISTRIBUTOR, OR YOUR DEALER. See "How Each Fund Values its Shares." If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR, OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH A DEALER, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR ACCOUNT AT YOUR DEALER, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b),
(c) or(d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL A FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How Each Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during a 90-day period for any one shareholder.


HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF A FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS Z SHARES OF A FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS AT NAV HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF A FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF PRUDENTIAL STOCK INDEX FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


     SPECIAL EXCHANGE PRIVILEGE. Participants in Prudential Securities' 401(k) plan for which the Funds' Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at the NAV of other Prudential Mutual Funds.


     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

     FREQUENT TRADING. The Funds and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Funds reserve the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect each Fund and its shareholders from excessive trading, each Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in a Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through your Dealer, you should contact your financial adviser.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from your Dealer or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.


     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.


     o THE PRUTECTOR PROGRAM OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.


     o REPORTS TO SHAREHOLDERS. The Funds will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, each Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from each Fund.


     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at
(732) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                    [This page is intentionally left blank]

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

     Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

       ------------------
       TAXABLE BOND FUNDS
       ------------------
  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  The Prudential High Yield Total Return Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio

      ---------------------
      TAX-EXEMPT BOND FUNDS
      ---------------------
  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Income Series
   Insured Series
  Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

      ------------
      GLOBAL FUNDS
      ------------
  Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential International Bond Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series
  The Global Total Return Fund, Inc.
  Global Utility Fund, Inc.

      ------------
      EQUITY FUNDS
      ------------
  Prudential Balanced Fund
  Prudential Distressed Securities Fund, Inc.
  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Index Series Fund
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
  The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Mid-Cap Value Fund
  Prudential Real Estate Securities Fund
  Prudential Small-Cap Quantum Fund, Inc.
  Prudential Small Company Value Fund, Inc.
  Prudential 20/20 Focus Fund
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

      ------------------
      MONEY MARKET FUNDS
      ------------------
  o  Taxable Money Market Funds
  Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o  Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o  Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o  Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----

FUND HIGHLIGHTS ...............................................   2
 What are the Funds' Risk Factors and
   Special Characteristics? ...................................   2
FUND EXPENSES .................................................   5
FINANCIAL HIGHLIGHTS ..........................................   6
HOW THE FUNDS INVEST ..........................................  12
 Investment Objectives and Policies ...........................  12
 Other Investments and Policies ...............................  18
 Hedging and Return Enhancement Strategies ....................  20
 Investment Restrictions ......................................  22
HOW THE FUNDS ARE MANAGED .....................................  22
 Manager ......................................................  22
 Subadviser ...................................................  23
 Distributor ..................................................  23
 Fee Waivers and Subsidy ......................................  24
 Portfolio Transactions .......................................  24
 Custodian and Transfer and ...................................  24
  Dividend Disbursing Agent ...................................  24
 Year 2000 Readiness Disclosure ..............................   24
HOW EACH FUND VALUES ITS SHARES ...............................  25
HOW EACH FUND CALCULATES PERFORMANCE ..........................  25
TAXES, DIVIDENDS AND DISTRIBUTIONS ............................  25
GENERAL INFORMATION                                              27
 Description of Shares ........................................  27
 Additional Information .......................................  28
SHAREHOLDER GUIDE .............................................  28
 How to Buy Shares of a Fund ..................................  28
 How to Sell Your Shares ......................................  30
 How to Exchange Your Shares ..................................  31
 Shareholder Services..........................................  32
THE PRUDENTIAL MUTUAL FUND FAMILY ............................. A-1

================================================================================

MF177A

--------------------------------------------------------------------------------
   CUSIP Nos.:   Prudential Bond Market Index Fund
                 Class Z: 74431F-83-7

                 Prudential Europe Index Fund
                 Class Z: 74431F-81-1

                 Prudential Pacific Index Fund
                 Class Z: 74431F-82-9

                 Prudential Small-Cap Index Fund
                 Class Z: 74431F-84-5

                 Prudential Stock Index Fund
                 Class Z: 74431-20-9
                 Class I: 74431-86-0

-------------------------------------------------------------------------------


PRUDENTIAL
BOND MARKET
INDEX FUND


PRUDENTIAL
EUROPE
INDEX FUND


PRUDENTIAL
PACIFIC
INDEX FUND


PRUDENTIAL
SMALL-CAP
INDEX FUND


PRUDENTIAL
STOCK
INDEX FUND




                               P R O S P E C T U S


                                NOVEMBER 30, 1998



                               www.prudential.com



                             PRUDENTIAL INVESTMENTS
                                     [LOGO]

                        PRUDENTIAL BOND MARKET INDEX FUND

                          PRUDENTIAL EUROPE INDEX FUND

                          PRUDENTIAL PACIFIC INDEX FUND

                         PRUDENTIAL SMALL-CAP INDEX FUND

                           PRUDENTIAL STOCK INDEX FUND


                       Statement of Additional Information
                             dated November 30, 1998


     Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Index Series Fund (the Company).

     The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.

     The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

     The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Index for that purpose.

     The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

     The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

     There can be no assurance that a Fund's investment objective will be achieved. See "Investment Objectives and Policies."

     The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Stock Index Fund dated November 30, 1998, and the Prospectus of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund dated November 30, 1998, copies of which may be obtained from the Company upon request.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
General Information ....................................................  B-2
Investment Objectives and Policies .....................................  B-2
Investment Restrictions ................................................  B-13
Trustees and Officers ..................................................  B-14


Manager and Subadviser .................................................  B-18
Distributor ............................................................  B-20
Portfolio Transactions and Brokerage ...................................  B-20
Purchase and Redemption of Fund Shares .................................  B-22
Shareholder Investment Account .........................................  B-23
Net Asset Value ........................................................  B-25
Taxes, Dividends and Distributions .....................................  B-26
Performance Information ................................................  B-29
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants ..............................................  B-31

Financial Statements ...................................................  B-32
Report of Independent Accountants--Prudential Bond Market Index Fund....  B-41
Report of Independent Accountants--Prudential Europe Index Fund.........  B-57
Report of Independent Accountants--Prudential Pacific Index Fund .......  B-71
Report of Independent Accountants--Prudential Small-Cap Index Fund......  B-88
Report of Independent Accountants--Prudential Stock Index Fund ......... B-104
Appendix--Description of Ratings .......................................   A-1
Appendix I--General Investment Information .............................   I-1
Appendix II--Historical Performance Data ...............................  II-1
Appendix III--Information Relating to Prudential ....................... III-1

MF174B

                               GENERAL INFORMATION

     The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the
Company: Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. The Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund effective January 23, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL BOND MARKET INDEX FUND

     If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. If Prudential Bond Market Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Index.

     The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers
Inc.

     MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL EUROPE INDEX FUND

     If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Europe Index (MSCI-Europe Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Europe Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Europe Index.

     The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL PACIFIC INDEX FUND

     If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Pacific Free Index (MSCI-Pacific Free Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Pacific Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Pacific Free Index.

     The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL SMALL-CAP INDEX FUND

     If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Small-Cap Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 600 Index.

     THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION (S&P). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE

S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL STOCK INDEX FUND

     If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If Prudential Stock Index Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

     THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO EACH OF THE FUNDS

     U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

     CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Each Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls, but no Fund plans to do so for the foreseeable future; the Funds may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.

     FIXED-INCOME SECURITIES

     In general, the ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

     SECURITIES LENDING

     A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

     BORROWING

     Each Fund may borrow from time to time, at the Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund currently has any intention of doing so other than Prudential Bond Market Index Fund. Prudential Bond Market Index Fund may use dollar rolls as described in the Prospectus.


     SECURITIES OF FOREIGN ISSUERS

     The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

     OPTIONS ON SECURITIES AND SECURITIES INDICES


     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate.


     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in the Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.


     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     Prudential Europe Index Fund's and Prudential Pacific Index Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.


     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to segregate cash or other liquid assets in an amount equal to the position. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

     Prudential Europe Index Fund and Prudential Pacific Index Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.


     Generally, the OTC foreign currency options used by these Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

     FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     Prudential Europe Index Fund and Prudential Pacific Index Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS


     Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with the Securities and Exchange Commission (Commission) guidelines regarding cover for these instruments and, if the guidelines so require, segregate cash or liquid assets with its Custodian in the prescribed amount.

     Assets used as cover or segregated cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregation could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SEGREGATED ASSETS

     Each Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


     ILLIQUID SECURITIES

     Each of the Funds may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.


     OTHER INVESTMENT TECHNIQUES

     Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (Investment Company Act), a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

     A Fund may not:

     1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed-income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be de emed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                              TRUSTEES AND OFFICERS

                                     POSITION WITH                              PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE(1)          COMPANY                                DURING PAST FIVE YEARS
      ------------------------       -------------                             -----------------------


Edward D. Beach (73)                  Trustee        President and Director of BMC Fund, Inc.,
                                                        a closed-end investment company; formerly, Vice Chairman of
                                                        Broyhill Furniture Industries, Inc.; Certified Public
                                                        Accountant; Secretary and Treasurer of Broyhill Family
                                                        Foundation, Inc.; Member of the Board of Trustees of
                                                        Mars Hill College; Director of The High Yield
                                                        Income Fund, Inc.


Delayne Dedrick Gold (59)             Trustee        Marketing and Management Consultant; Director of The High
                                                        Yield Income Fund, Inc.


* Robert F. Gunia (51)               Vice President  Vice President (since September 1997) of Prudential; Executive Vice
                                      and Trustee       President and Treasurer (since December 1996) of Prudential
                                                        Investments Fund Management LLC (PIFM); Senior Vice
                                                        President (since March 1987) of Prudential Securities
                                                        Incorporated (Prudential Securities); formerly Chief
                                                        Administrative Officer (July 1990-September 1996), Director
                                                        (January 1989-September 1996) and Executive Vice
                                                        President,Treasurer and Chief Financial Officer (June
                                                        1987-September 1996) of Prudential Mutual Fund Management,
                                                        Inc.; Vice President and Director of The Asia Pacific Fund,
                                                        Inc. (since May 1989); Director of The High Yield Income
                                                        Fund, Inc.

Douglas H. McCorkindale (58)          Trustee        Vice Chairman (since March 1984) and President (since September
                                                       1997) of Gannett Co. Inc. (publishing and media); Director of Gannett Co. Inc., Frontier Corporation and Continental
                                                       Airlines, Inc.

* Mendel A. Melzer, CFA (38)          Trustee        Chief Investment Officer (since October 1996) of Prudential
751 Broad St.                                          Mutual Funds; formerly Chief Financial Officer (November
Newark, NJ 07102                                       1995-September 1996) of Prudential Investments, Senior Vice
                                                       President and Chief Financial Officer (April 1993-November
                                                       1995) of Prudential Preferred Financial Services, Managing
                                                       Director (April 1991-April 1993) of Prudential Investment
                                                       Advisors and Senior Vice President (July 1989-April 1991) of
                                                       Prudential Capital Corporation; Chairman and Director of
                                                       Prudential Series Fund, Inc.; Director of The High Yield Income
                                                       Fund, Inc.



                                     POSITION WITH                              PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE(1)          COMPANY                                DURING PAST FIVE YEARS
      ------------------------       -------------                             ----------------------


Thomas T. Mooney (56)                   Trustee        President of the Greater Rochester Metro Chamber of
                                                         Commerce; former Rochester City Manager; Trustee of
                                                         Center for Governmental Research, Inc.; Director of Blue
                                                         Cross of Rochester, The Business Council of New York State,
                                                         Monroe County Water Authority, Rochester Jobs, Inc., Executive Service
                                                         Corps of Rochester, Monroe County Industrial
                                                         Development Corporation, Northeast Midwest Institute
                                                         and The High Yield Income Fund, Inc.; President,
                                                         Director and Treasurer of First Financial Fund, Inc.
                                                         and The High Yield Plus Fund, Inc.


Stephen P. Munn (55)                     Trustee       Chairman (since January 1994), Director and President (since
                                                          1988) and Chief Executive Officer (1988-December 1993)
                                                          of Carlisle Companies Incorporated (manufacturer
                                                          of industrial products).


* Richard A. Redeker (54)                Trustee       Employee of Prudential Investments; formerly President, Chief
751 Broad St.                                             Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                          Prudential Mutual Fund Management, Inc., Executive Vice
                                                          President, Director and Member of the Operating Committee
                                                          (October 1993-September 1996), Prudential Securities, Director
                                                          (October 1993-September 1996) of Prudential Securities Group,
                                                          Inc., Executive Vice President, The Prudential Investment
                                                          Corporation (PIC) (January 1994-September 1996), Director
                                                          (January 1994-September 1996) of Prudential Mutual Fund
                                                          Distributors, Inc. and Prudential Mutual Fund Services, Inc.
                                                          and Senior Executive Vice President and Director of Kemper
                                                          Financial Services, Inc. (September 1978-September 1993);
                                                          President and Director of The High Yield Income Fund, Inc.

 Robin B. Smith (58)                      Trustee       Chairman and Chief Executive Officer (since August 1996) of
                                                          Publishers Clearing House; formerly President and Chief
                                                          Executive Officer (January 1988-August 1996) and President
                                                          and Chief Operating Officer (September 1981-December 1988)
                                                          of Publishers Clearing House; Director of BellSouth
                                                          Corporation, Texaco Inc., Spring Industries Inc. and Kmart
                                                          Corporation.

* Brian M. Storms (44)                  President and   President (since October 1998) of Prudential Investments;
                                           Trustee        President (September 1996-October 1998) of Prudential Mutual
                                                          Funds, Annuities and Investment Management Services;
                                                          Managing Director (July 1991-September 1996) of Fidelity
                                                          Investment Institutional Services Company, Inc.; President
                                                          (October 1989-September 1991) of J.K. Schofield; Senior Vice
                                                          President (September 1982-October 1989) of INVEST Financial
                                                          Corporation.


                                      B-15


                                  POSITION WITH                              PRINCIPAL OCCUPATIONS
   NAME, ADDRESS AND AGE(1)          COMPANY                                DURING PAST FIVE YEARS
   ------------------------       -------------                             -----------------------



Louis A Weil, III (57)              Trustee               Publisher and Chief Executive Officer (since January 1996)
                                                            and Director (since September 1991) of Central Newspapers,
                                                            Inc.; Chairman of the Board (since January 1996), Publisher and Chief Executive Officer (August 1991-December 1995) of
                                                            Phoenix Newspapers, Inc.; formerly Publisher (May 1989-March
                                                            1991) of Time Magazine, President, Publisher & CEO (February
                                                            1986-August 1989) of The Detroit News and member of the
                                                            Advisory Board, Chase Manhattan Bank-Westchester; Director
                                                            of The High Yield Income Fund, Inc.


Clay T. Whitehead (59)              Trustee               President, National Exchange Inc. (new business
                                                            development firm) (since May 1983).


Grace C. Torres (39)                Treasurer and         First Vice President (since December 1996) of PIFM; First
                                     Principal              Vice President (since March 1993) of Prudential Securities;
                                     Financial and          formerly First Vice President (March 1994-September 1996) of
                                     Accounting             Prudential Mutual Fund Management, Inc. and Vice President
                                     Officer                (July 1989-March 1994) of Bankers Trust Corporation.





Stephen M. Ungerman (44)             Assistant            Tax Director (since March 1996) of Prudential Investments;
                                      Treasurer             formerly First Vice President (February 1993-September 1996)
                                                            of Prudential Mutual Fund Management, Inc.

Marguerite E.H. Morrison (42)        Secretary            Vice President (since December 1996) of PIFM; Vice President and
                                                            Associate General Counsel (since September 1987) of Prudential
                                                            Securities; formerly Vice President and Associate General Counsel
                                                            (June 1991-September 1996) of Prudential Mutual Fund Management, Inc.


----------------


(1) Unless otherwise stated, the address of the Trustees and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PIFM or Prudential Securities.


     Trustees and officers of the Funds are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.


     The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to their functions set forth under "Manager and Subadviser" and "Distributor," review such actions and decide on general policy.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the terms of each Management Agreement with the Funds, the Manager pays all compensation of officers and employees of the Funds as well as the fees and expenses of all Trustees of the Funds who are affiliated persons of the

Manager. The Company currently pays each of its Trustees who is not an affiliated person of PIFM or the investment adviser annual compensation of $4,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on whose boards the Trustee may be asked to serve.

     Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to Commission exemptive order, at the daily rate of return of the Company. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.


     The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1998 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the year ended December 31, 1997.


                               COMPENSATION TABLE

                                                                PENSION OR                        TOTAL 1997
                                                                RETIREMENT                       COMPENSATION
                                                             BENEFITS ACCRUED    ESTIMATED       FROM COMPANY
                                                AGGREGATE       AS PART OF        ANNUAL           AND FUND
                                              COMPENSATION        COMPANY      BENEFITS UPON     COMPLEX PAID
  NAME AND POSITION                           FROM COMPANY       EXPENSES       RETIREMENT        TO TRUSTEES
  -----------------                           -----------------------------    ------------      ------------


  Edward D. Beach--Trustee                        $3,750            None             N/A        $135,000(38/63)*
  Delayne D. Gold--Trustee                        $3,750            None             N/A         135,000(38/63)*
  Robert F. Gunia--Trustee+                          --             None             N/A            None
  Donald D. Lennox--Former Trustee                $  750            None             N/A          90,000(26/50)*
  Douglas H. McCorkindale--Trustee++              $3,750            None             N/A          70,000(20/35)*
  Mendel A. Melzer--Trustee+                         --             None             N/A            None
  Thomas T. Mooney--Trustee++                     $3,750            None             N/A         115,000(31/64)*
  Stephen P. Munn--Trustee                        $3,750            None             N/A          45,000(15/21)*
  Richard A. Redeker--Trustee+                       --             None             N/A            None
  Robin B. Smith--Trustee++                       $3,750            None             N/A          90,000(27/34)*
  Louis A. Weil, III--Trustee                     $3,750            None             N/A          90,000(26/50)*
  Clay T. Whitehead--Trustee                      $3,750            None             N/A          45,000(15/21)*



---------------

 * Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

 + Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Trustees, do not receive compensation from the Company or any fund in the Fund Complex.

++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


     As of November 13, 1998, the Trustees and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     As of November 13, 1998, there were no beneficial owners, directly or indirectly, of more than 5% of any class of Shares of the Funds in the Company.

     As of November 13, 1998, Prudential Securities was the record holder for the beneficial owners of 536,669 shares of Prudential Bond Market Index Fund (approximately 14.8% of outstanding shares of such Fund); 209,167 shares of Prudential Europe Index Fund (approximately 12.1% of outstanding shares of such
Fund); 48,234 shares of Prudential Pacific Index Fund (approximately 1.8% of outstanding shares of such Fund); 850,740 shares of Prudential Small-Cap Index Fund (approximately 31% of outstanding shares of such Fund) and 1,894,983 shares of Prudential Stock Index Fund (approximately 15.2% of outstanding shares of such Fund). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                             MANAGER AND SUBADVISER


     The manager of the Company is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of October 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $68.2 billion. According to the Investment Company Institute, as of October 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to two Management Agreements with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.


     For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Europe Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Funds' expenses.


     In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

          (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadviser;

          (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

          (iii) the costs and expenses or fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), pursuant to two subadvisory agreements between the Manager and the Subadviser (collectively, the Subadvisory Agreements).


     Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager,
(ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.

     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for Prudential Stock Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998 and by the shareholders of Prudential Stock Index Fund on October 30, 1996. The Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998.

     Prudential Institutional Fund Management, Inc., the manager of Prudential Stock Index Fund until October 30, 1996, received for the period from September 30, 1996 through October 30, 1996, and for the fiscal year ended September 30, 1996, the following management fees from the Fund, expressed both as a dollar amount and as a percentage of the Fund's average daily net assets: $64,568 (.40%), $570,160 (.40%), respectively. For the period from October 30, 1996 through September 30, 1997, PIFM received the following management fee, expressed as both a dollar amount and as an annualized percentage of the Fund's average daily net assets: $921,557 (.30%). During this period the Manager subsidized certain expenses of the Fund. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prudential Stock Index Fund Prospectus.


     For the fiscal period ended September 30, 1997, PIFM received management fees of $1,630 from Prudential Pacific Index Fund.

     For the fiscal period ended September 30, 1998, PIFM received management fees of $83,862 from Prudential Bond Market Index Fund, $70,719 from Prudential Europe Index Fund, $79,309 from Prudential Pacific Index Fund, $67,841 from Prudential Small-Cap Index Fund, and $2,457,979 from Prudential Stock Index Fund.


     The Manager has entered into two Subadvisory Agreements with the Subadviser. The Subadvisory Agreements provide that the Subadviser furnish investment advisory services in connection with the management of the Funds. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Subadviser is obligated to keep certain books and records of the Funds. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadviser's performance of such services.



     The Subadvisory Agreement for Prudential Stock Index Fund was last approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998, and by the shareholders of the Fund on October 30, 1996. The Subadvisory Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund was last approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party as defined in the Investment Company Act, on May
14, 1998.


     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR


     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class Z shares of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, and the Class Z and Class I shares of Prudential Stock Index Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor.

     The Distributor of the Funds incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds. See "How the Funds are Managed--Distributor" in the Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     PORTFOLIO TURNOVER

     There are no limitations on the length of time that securities must be held by the Funds and the Funds' annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

     Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by the Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When the Fund and one or more other accounts managed by the Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

     Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities include commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadviser is subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadviser, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act)), a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadviser must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreements and the Subadvisory Agreements, respectively, are not reduced by reason of the Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Funds unless a Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for a Fund during the applicable period. Brokerage transactions with Prudential Securities also are subject to such fiduciary standards as may be imposed by applicable law.

     The Funds may use Prudential Securities and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadviser may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

     Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Subadviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which Prudential Securities is a member, except to the extent permitted by SEC rules.


     During the years ended September 30, 1998, 1997 and 1996, the Company paid no brokerage commissions to Prudential Securities.


                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Funds are offered to a limited group of investors at net asset value (NAV) without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of Prudential Stock Index Fund and "Shareholder Guide--How to Buy Shares of a Fund" in the Prospectus of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund.

     Each class of Prudential Stock Index Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (ii) Class I shares are subject to nominal transfer agency fees or expenses, (iii) Class I shares are held in a single omnibus account and (iv) each class has a different exchange privilege. See "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Company and the Distributor, Class Z and Class I shares are sold at NAV. Using the NAV of each Fund at September 30, 1998, the maximum offering price of each Fund's shares is as follows:



                                             PRUDENTIAL   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL   PRUDENTIAL
                                             BOND MARKET    EUROPE        PACIFIC       SMALL-CAP      STOCK
                                             INDEX FUND   INDEX FUND     INDEX FUND     INDEX FUND   INDEX FUND
                                             -----------  ----------     ----------     ----------   ----------

CLASS Z

Net asset value, redemption price
  and offering price per Class Z share......   $10.91       $10.64         $6.38          $8.09       $23.11

CLASS I

Net asset value, redemption price
  and offering price per Class I share......      N/A          N/A           N/A            N/A       $23.13


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent.

EXCHANGE PRIVILEGE


     The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds, if the investor is eligible to purchase Class Z shares of other Prudential Mutual Funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential Mutual Funds.

     CLASS I. Class I shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your Dealer.

     The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


     PERIOD OF MONTHLY INVESTMENTS:            $100,000       $150,000      $200,000       $250,000
     ------------------------------           ---------       --------      --------      --------
     25 Years..............................     $  110         $  165        $  220         $  275
     20 Years..............................        176            264           352            440
     15 Years..............................        296            444           592            740
     10 Years..............................        555            833         1,110          1,388
      5 Years..............................      1,371          2,057         2,742          3,428

---------------

(1)  Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2)  The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     See "Automatic Investment Plan."



AUTOMATIC INVESTMENT PLAN (ASAP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your Dealer.


SYSTEMATIC WITHDRAWAL PLAN


     A systematic withdrawal plan is available to shareholders through the Distributor, your Dealer or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.


     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."


     The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

       CONTRIBUTIONS                       PERSONAL
         MADE OVER:                         SAVINGS           IRA

         10 years......................    $ 26,165        $ 31,291
         15 years......................      44,676          58,649
         20 years......................      68,109          98,846
         25 years......................      97,780         157,909
         30 years......................     135,346         244,692

-------------


(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or a principal market maker; (3) Securities issued in private placements are valued at bid prices provided by primary market dealers or, if no primary dealers are able to provide a bid price, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade;
(9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or pricing service; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or the Subadviser, including its Portfolio Manager, traders, and its research and credit analysts on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.


     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

     Trading in securities on European and Pacific securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Pacific securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectuses is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS


     Each Fund intends to elect to qualify and intends to remain qualified as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. This would relieve each Fund but not its shareholders from paying federal income tax with on income and capital gains which are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.

     INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to (a) derive at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities, from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such securities or currencies (Income Requirement) and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

     DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its net investment income and net short-term gains for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").


     ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.


     FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" (PFICs), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a pro rata portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Alternatively, a Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.


     Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Funds' assets will be invested are not known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax where applicable.


     CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts or on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.

     Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.

     OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement.

     Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

     Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

     Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

     The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

     TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

     Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

                             PERFORMANCE INFORMATION

     From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

     A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class Z and Class I shares. See "How the Fund Calculates Performance" or "How Each Fund Calculates Performance" in the Prospectus.

     A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1+T) n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return for the Class Z shares of Prudential Stock Index Fund for the one year and five years ended September 30, 1998 and from commencement of operations (November 5, 1992) through September 30, 1998 was 8.61%, 19.29% and 18.33%, respectively. The average annual total return for Class I shares of Prudential Stock Index Fund from the commencement of operations (August 1, 1997) through September 30, 1998 and the year ended September 30, 1998 was 7.42% and 8.69%, respectively. The average annual total return for the Class Z shares of Prudential Pacific Index Fund from commencement of operations (September 24, 1997) through September 30, 1998 and for the one year ended September 30, 1998 was (35.87)% and (35.54)%, respectively. The average annual total return (unannualized) from the commencement of operations (October 1, 1997) through September 30, 1998 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 10.79%, 7.17% and (18.98)%, respectively.

AGGREGATE TOTAL RETURN


     A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class Z and Class I shares. See "How Each Fund Calculates Performance" in the Prospectus.

     A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where: P = a hypothetical initial payment of $1,000.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the one year ended September 30, 1998 and the period from commencement of operations (September 24, 1997) through September 30, 1998 for Class Z shares of Prudential Pacific Index Fund was (35.54)% and (36.32)%, respectively. The aggregate total returns for the one year, five years and since inception periods ended September 30, 1998 for Prudential Stock Index Fund's Class Z shares were 8.61%, 141.54% and 169.88%, respectively . The aggregate total return for Class I shares of Prudential Stock Index Fund for the one year ended September 30, 1998 and the period from commencement of operations (August 1, 1997) through September 30, 1998 was 8.69%, and 8.69%, respectively. The aggregate total return since inception (October 1, 1997) through September 30, 1998 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund was 10.79%, 7.17% and (18.98)%, respectively.


     From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                    A LOOK AT PERFORMANCE OVER THE LONG TERM
                               1/1/26 - 12/31/97
                    ----------------------------------------
                    Common Stock ..................... 11.0%
                    Long Term Government Bonds .......  5.2%
                    Inflation ........................  3.1%

-------------


(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1998 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


         Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1998, the Company incurred fees of approximately $601,100 for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity audits the Funds' annual financial statements.

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.4%
------------------------------------------------------------------------------------------------------------------------------
Domestic Corporate Bonds--16.6%
Finance--6.2%
Bankamerica Corp.                                              Aa3               7.20%         4/15/06   $    330     $   359,578
Chase Manhattan Corp.                                          A1                7.125         3/01/05        250         265,958
Chemical Bank                                                  Aa3               7.00          6/01/05        180         191,232
Citicorp                                                       A1                7.625         5/01/05        300         330,201
Donaldson, Lufkin & Jenrette, Inc.                             A3                6.50          6/01/08        350         348,477
First Union Corp.                                              A2                6.40          4/01/08        200         210,720
Goldman Sachs Group                                            A1                6.625        12/01/04        360         374,400
Merrill Lynch and Co., Inc.                                    Aa3               6.50          4/01/01         60          61,556
Spieker Properties LP                                          Baa2              6.65         12/15/00        325         328,705
                                                                                                                      -----------
                                                                                                                        2,470,827
------------------------------------------------------------------------------------------------------------------------------
Industrials--7.1%
Cox Communications, Inc.                                       Baa2              6.80          8/01/28        115         119,992
Ford Motor Co.                                                 A1                9.98          2/15/47        220         317,814
General Motors Corp.                                           A2                7.70          4/15/16        500         561,050
Lockheed Martin Corp.                                          A3                7.70          6/15/08        210         239,014
News America Holdings, Inc.                                    Baa3              9.25          2/01/13        200         245,004
Northrop Grumman Corp.                                         Baa3              8.625        10/15/04        200         227,022
Penney (J.C.) & Co.                                            A2                9.05          3/01/01        250         271,460
Rockwell International Corp.                                   Aa3               6.625         6/01/05        450         480,240
TCI Communications, Inc.                                       Baa3              8.75          8/01/15        100         124,928
Time Warner, Inc.                                              Baa3              9.125         1/15/13        200         251,138
                                                                                                                      -----------
                                                                                                                        2,837,662
------------------------------------------------------------------------------------------------------------------------------
Utilities--3.3%
Carolina Power & Light Co.                                     A2                6.80          8/15/07         70          77,300
GTE Corp.                                                      Baa1              6.36          4/15/06        350         372,785
Pacificorp                                                     A2                6.375         5/15/08        300         313,449
Worldcom, Inc.                                                 Baa2              6.40          8/15/05        500         527,610
                                                                                                                      -----------
                                                                                                                        1,291,144
                                                                                                                      -----------
Total domestic corporate bonds (cost $6,345,726)                                                                        6,599,633
------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities--2.1%
Credit Card Receivables Trust, Series 1998-1                   Aaa               6.478        12/22/04        291         295,752
World Financial Network Credit Card Master Trust, Series
   1996 B, Class A                                             Aaa               6.95          4/15/06        500         532,500
                                                                                                                      -----------
Total asset backed securities (cost $804,199)                                                                             828,252

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-32

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--2.3%
American Housing Trust, Series VI, Class 1-I                   Aaa               9.15%         5/25/20   $    166     $   178,992
Lb Commercial Conduit Mortgage Trust, Series 1998 C1,
   Class A3                                                    Aaa               6.48          1/18/08        300         318,375
Shurgard Securities Trust, Series 1, Class 1                   AA(b)             8.24          6/15/01        380         407,669
                                                                                                                      -----------
Total collateralized mortgage obligations (cost $883,553)                                                                 905,036
------------------------------------------------------------------------------------------------------------------------------
Mortgage Backed Securities--27.2%
Federal Home Loan Mortgage Corp.                                                 6.50         11/01/27        247         251,331
Federal Home Loan Mortgage Corp.                                                 6.50         12/01/27        587         598,100
Federal Home Loan Mortgage Corp.                                                 6.50         12/01/27         97          99,224
Federal Home Loan Mortgage Corp.(a)                                              7.00         11/12/28      1,000       1,026,560
Federal Home Loan Mortgage Corp.(a)                                              8.00         11/12/28      1,000       1,035,620
Federal National Mortgage Assoc.                                                 9.50          7/01/25        324         347,749
Federal National Mortgage Assoc.(a)                                              6.50         10/14/28      1,000       1,016,870
Federal National Mortgage Assoc.(a)                                              6.50         10/19/28        500         510,465
Federal National Mortgage Assoc.(a)                                              7.50         10/19/28      1,000       1,029,680
Federal National Mortgage Assoc.(a)                                              7.50         11/12/28      2,500       2,578,900
Government National Mortgage Assoc.                                              8.49          1/15/19        260         283,287
Government National Mortgage Assoc.(a)                                           6.50         11/18/28      1,000       1,022,180
Government National Mortgage Assoc.(a)                                           7.50         11/18/28      1,000       1,036,560
                                                                                                                      -----------
Total mortgage backed securities (cost $10,785,171)                                                                    10,836,526
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations--4.1%
Federal National Mortgage Assoc.                                                 7.40          7/01/04        600         675,564
Federal National Mortgage Assoc.                                                 6.72          8/01/05        200         221,374
Small Business Administration                                                    6.55         12/01/17        683         731,158
                                                                                                                      -----------
Total U.S. government agency obligations (cost
   $1,538,870)                                                                                                          1,628,096
------------------------------------------------------------------------------------------------------------------------------
U. S. Government Obligations(c)--39.1%
United States Treasury Bond                                                     11.875        11/15/03        450         601,592
United States Treasury Bond                                                     12.00          8/15/13        500         782,110
United States Treasury Bond                                                      7.50         11/15/16        750         954,727
United States Treasury Bond                                                      8.125         8/15/19        400         547,936
United States Treasury Bond                                                      7.875         2/15/21      1,060       1,430,332
United States Treasury Bond                                                      8.125         8/15/21        100         138,672
United States Treasury Bond                                                      7.125         2/15/23        400         504,936
United States Treasury Bond                                                      6.375         8/15/27        120         141,713
United States Treasury Bond                                                      6.125        11/15/27      1,015       1,170,102
United States Treasury Note                                                      5.375         1/31/00        445         449,726
United States Treasury Note                                                      7.75          1/31/00      2,000       2,081,880

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-33

                                              PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                              PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                               Moody's                                   Principal
                                                               Rating         Interest      Maturity      Amount         Value
Description                                                  (Unaudited)        Rate          Date         (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U. S. Government Obligations(c) (cont'd.)
United States Treasury Note                                                     6.00%          8/15/00    $ 1,400     $ 1,439,816
United States Treasury Note                                                     6.25           8/31/00        750         775,432
United States Treasury Note                                                     5.75          11/15/00        200         205,468
United States Treasury Note                                                     6.25           1/31/02      2,300       2,431,882
United States Treasury Note                                                     5.75          10/31/02        200         210,218
United States Treasury Note                                                     5.50           1/31/03        625         653,025
United States Treasury Note                                                     6.50           8/15/05        450         505,827
United States Treasury Note                                                     5.625          5/15/08        500         546,875
                                                                                                                      -----------
Total U. S. government obligations (cost $14,647,865)                                                                  15,572,269
------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Bonds--1.6%
Hanson PLC (United Kingdom)                                    A3               7.375          1/15/03        300         322,461
Tyco International Group (Luxembourg)                          Baa1             6.375          6/15/05        300         316,218
                                                                                                                      -----------
Total foreign corporate bonds (cost $609,699)                                                                             638,679
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.4%
Quebec Hydro (Canada)
   (cost $525,213)                                             A2               7.50           4/10/06                    559,140
                                                                                                                      -----------
Total long-term investments (cost $36,140,296)                                                                         37,567,631
                                                                                                                      -----------
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--29.0%
Repurchase Agreement--28.0%
Joint Repurchase Agreement Account (Note 5)                    NR               5.522         10/01/98     11,152      11,152,000
U.S. Government Obligations--1.0%
United States Treasury Note                                                     6.00           8/15/99        375         379,279
                                                                                                                      -----------
Total short-term investments (cost $11,527,795)                                                                        11,531,279
                                                                                                                      -----------
Total Investments--123.4%
(cost $47,668,091; Note 4)                                                                                             49,098,910
Liabilities in excess of other assets--(23.4)%                                                                         (9,309,302)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $39,789,608
                                                                                                                      -----------
                                                                                                                      -----------

---------------
LP--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
PLC--Public Limited Company (British Corporation).
(a) Mortgage dollar roll, see Note 1.
(b) Standard & Poor's Rating.
(c) Pledged as collateral for dollor rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

                                              PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities           PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1998
                                                                                                             ------------------
Investments excluding repurchase agreement, at value (cost $36,516,091)................................         $ 37,946,910
Repurchase Agreement, at value (cost $11,152,000)......................................................         $ 11,152,000
Cash...................................................................................................                  170
Receivable for investments sold........................................................................            8,333,340
Interest receivable....................................................................................              428,254
Receivable for Fund shares sold........................................................................               80,589
Due from Manager.......................................................................................               26,951
Prepaid expenses.......................................................................................                  387
                                                                                                             ------------------
   Total assets........................................................................................           57,968,601
                                                                                                             ------------------
Liabilities
Dollar roll payable....................................................................................            9,262,878
Payable for investments purchased......................................................................            8,838,417
Accrued expenses and other liabilities.................................................................               53,609
Payable for Fund shares reacquired.....................................................................               24,089
                                                                                                             ------------------
   Total liabilities...................................................................................           18,178,993
                                                                                                             ------------------
Net Assets.............................................................................................         $ 39,789,608
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      3,646
   Paid-in capital in excess of par....................................................................           36,690,630
                                                                                                             ------------------
                                                                                                                  36,694,276
Undistributed net investment income....................................................................            1,462,703
Accumulated net realized gain on investments...........................................................              201,810
Net unrealized appreciation on investments.............................................................            1,430,819
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 39,789,608
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value per share
      ($39,789,608 / 3,646,071 shares of beneficial interest issued and outstanding)...................                  $10.91
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Operations
------------------------------------------------------------

                                            October 1, 1997(a)
                                                 Through
Net Investment Income                       September 30, 1998
Income
  Interest...............................       $2,038,989
                                            ------------------
Expenses
  Management fee.........................           83,862
  Custodian's fees and expenses..........           82,000
  Registration fees......................           72,000
  Reports to shareholders................           20,000
  Legal fees.............................           20,000
  Audit fee..............................           18,000
  Trustees' fees.........................            6,400
  Transfer agent's fees and expenses.....            2,000
  Miscellaneous..........................              804
                                            ------------------
     Total operating expenses............          305,066
  Less: Expense subsidy (Note 2).........         (170,875)
                                            ------------------
     Net expenses........................          134,191
                                            ------------------
Net investment income....................        1,904,798
                                            ------------------
Realized and Unrealized Gain on
Investments
Net realized gain on investment
  transactions...........................          220,276
Net change in unrealized appreciation
  investments............................        1,430,819
                                            ------------------
Net gain on investments..................        1,651,095
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................       $3,555,893
                                            ------------------
                                            ------------------

---------------
  (a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL BOND MARKET INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                             October 1, 1997(a)
Increase in                                       Through
Net Assets                                   September 30, 1998
Operations
  Net investment income....................     $  1,904,798
  Net realized gain on investment
     transactions..........................          220,276
  Net change in unrealized appreciation on
     investments...........................        1,430,819
                                             ------------------
  Net increase in net assets resulting from
     operations............................        3,555,893
                                             ------------------
Dividends and distributions (Note 1)
  Dividends from net investment income.....         (461,718)
                                             ------------------
  Distributions from net realized gains....          (18,466)
                                             ------------------
Fund share transactions
  Net proceeds from shares sold............       38,076,778
  Net asset value of shares issued in
     reinvestment of distributions.........          469,351
  Cost of shares reacquired................       (1,832,230)
                                             ------------------
  Net increase in net assets from Fund
     share transactions....................       36,713,899
                                             ------------------
Total increase.............................       39,789,608
Net Assets
Beginning of period........................                0
                                             ------------------
End of period(b)...........................     $ 39,789,608
                                             ------------------
                                             ------------------
---------------
  (a) Commencement of operations.
  (b) Includes undistributed net investment
      income of............................     $  1,462,703
                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

                                             PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Bond Market Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 3,000,020 shares of beneficial interest of the Fund were sold for $30,000,200 to the Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities, currently the Lehman Brothers Aggregate Bond Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Security Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there were no sales on the applicable option exchange, on such day at the average of the quoted bid and asked prices as of the close of such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of the quoted bid and asked prices as of the close of such exchange or board of trade. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology that, in the judgement of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discounts and amortizes premiums on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                      B-37

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Offering Expenses: Approximately $20,000 of expenses were incurred in connection with the organization of the Fund. These costs were deferred and amortized over a period of one year from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease paid-in capital by $19,623 due to certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .25 of 1% of the Fund's average daily net assets.

The Company had a distribution agreement with Prudential Securities Incorporated ('PSI') which acted as the distributor of the Company through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the Company's distributor effective June 1, 1998 and is serving the Company under the same terms and conditions as under the arrangement with PSI. No distribution or service fees are paid to PIMS as distributor of the Fund.

PSI, PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

PIFM has agreed to subsidize the operating expenses of the Fund, so that total Fund operating expenses do not exceed .40% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $170,875 of the expenses of the Fund (0.51% of the average daily net assets annualized or $0.047 per share).

The Company, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The Fund pays a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended September 30, 1998, the Fund incurred fees of approximately $1,800 for the services of PMFS. As of September 30, 1998, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1998, were $28,705,632 and $10,569,626, respectively, which includes purchases and sales of U.S. government obligations of $16,880,613 and $4,995,544, respectively.

The federal income tax basis of the Fund's investments at September 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,430,819 (gross unrealized appreciation-$1,435,414; gross unrealized depreciation-$4,595).
--------------------------------------------------------------------------------
                                      B-38

                                              PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                 PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
The average balance of dollar rolls outstanding during the period ended September 30, 1998 was approximately $7,441,249. The value of dollar rolls outstanding at September 30, 1998 was $9,256,835, which was 16% of total assets.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a 1.51% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $11,152,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs, & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of shares of Class Z beneficial interest at $.001 per value per share. Transactions in shares of beneficial interest were as follows:

Class Z                                              Shares
--------------------------------------------------  ---------
October 1, 1997(a) through
  September 30, 1998:
Shares sold.......................................  3,776,725
Shares issued in reinvestment of dividends and
  distributions...................................     46,470
Shares reacquired.................................   (177,124)
                                                    ---------
Net increase in shares outstanding................  3,646,071
At September 30, 1998, 3,091,847 shares were owned by The
Prudential.

---------------
  (a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                      B-39

                                              PRUDENTIAL INDEX SERIES FUND
Financial Highlights                          PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------

                                                                                                               October 1, 1997(c)
                                                                                                                    Through
                                                                                                                 September 30,
                                                                                                                      1998
                                                                                                               ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................................................................          $  10.00
                                                                                                                      ------
Income from investment operations
Net investment income(d)..................................................................................               .55
Net realized and unrealized gain on investment transactions...............................................               .52
                                                                                                                      ------
   Total from investment operations.......................................................................              1.07
                                                                                                                      ------
Less distributions
Dividends from net investment income......................................................................              (.15)
Distribution from net realized gains......................................................................              (.01)
                                                                                                                      ------
   Total dividends and distributions......................................................................              (.16)
                                                                                                                      ------
Net asset value, end of period............................................................................          $  10.91
                                                                                                                      ------
                                                                                                                      ------
TOTAL RETURN(a):..........................................................................................             10.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................................................................          $ 39,790
Average net assets (000)..................................................................................          $ 33,637
Ratios to average net assets:(d)
   Expenses...............................................................................................               .40%(b)
   Net investment income..................................................................................              5.68%(b)
   Portfolio turnover rate................................................................................                33%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-40

                                             PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants            PRUDENTIAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Bond Market Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Bond Market Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                       B-41

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.6%
COMMON STOCKS--96.9%
------------------------------------------------------------
Austria--0.5%
     100    Austrian Airlines                       $      3,104
     482    Bank Austria AG                               20,658
      50    Boehler-Uddeholm AG                            2,169
      25    EA-Generali AG                                 4,784
      80    Flughafen Wien AG                              3,262
     150    Oesterreichische
               Electrizitaetswirtschafts AG,
               Ser. A                                     23,834
     130    OMV AG                                        11,642
      65    Va Technologie AG                              5,892
      35    Wienerberger Baustoffindustrie AG              6,756
                                                    ------------
                                                          82,101
------------------------------------------------------------
Belgium--2.6%
      20    D'Ieteren SA                                   8,988
      44    Barco Industries N.V.                         10,333
       6    Bekaert N.V.                                   3,227
      68    Cimenteries CBR Cementbedrijven                5,235
      12    Colruyt N.V.                                   9,559
      30    Compaignie Maritime Belge SA                   1,757
     197    Delhaize-Le Lion SA                           14,879
     229    Electrabel SA                                 90,299
     330    Fortis AG NPV                                 81,328
     147    Fortis AG Strip VVPR                               9
     147    Fortis AG CVG                                  1,240
      20    Glaverbel SA                                   2,407
      86    Groupe Bruxelles Lambert SA                   14,313
   1,172    KBC Bankverzekerin                            75,777
      40    KBC Bankverzekerin                                 2
     100    PetroFina SA                                  36,677
     340    Solvay SA                                     22,673
     320    Tractebel                                     51,957
       6    Ucb SA                                        30,635
      78    Union Miniere SA                               3,040
                                                    ------------
                                                         464,335
Denmark--1.3%
      30    Bang & Olufsen Holding A/S              $      2,030
     129    Carlsberg A/S, Ser. A                          7,503
      94    Carlsberg A/S, Ser. B                          5,769
       5    D/S 1912, Ser. B                              32,651
       4    D/S Svendborg, Ser. B                         37,136
     235    Danisco A/S                                   15,901
     206    Den Danske Bank Group                         23,339
     170    FLS Industries A/S, Ser. B                     3,585
      60    International Service Systems A/S              3,163
     300    Novo Nordisk A/S, Ser. B                      36,113
     521    Tele Danmark A/S                              51,731
     212    Unidanmark A/S                                15,345
                                                    ------------
                                                         234,266
------------------------------------------------------------
Finland--1.5%
     180    Cultor Oyj, Ser. 1                             1,804
      40    Instrumentarium Group, Ser. A                  1,667
     500    Kemira Oyj                                     3,292
     350    Kesko Oyj                                      4,608
      50    Kone Corp., Ser. B                             5,011
   3,200    Merita plc, Ser. A                            16,350
     150    Metra Oyj, Ser. B                              2,918
   1,840    Nokia Oyj, Ser. A                            147,891
     700    Nokia Oyj, Ser. K                             55,506
     500    Outokumpu Oyj, Ser. A                          4,147
      80    Pohjola Insurance Group, Ser. A                3,144
     200    Sampo Insurance Co. Ltd., Ser. A               5,699
   1,050    UPM-Kymmene Oyj                               23,936
                                                    ------------
                                                         275,973
------------------------------------------------------------
France--12.5%
     140    Accor SA                                      29,350
     660    Alcatel Alsthom SA                            58,643
   1,410    Axa-UAP                                      129,055
     670    Banqe Paribas                                 36,101

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
France (cont'd.)
     913    Banque Nationale de Paris               $     48,869
     100    Bouygues SA                                   18,109
     130    Canal Plus                                    31,568
     270    Cap Gemini SA                                 41,332
     155    Carrefour SA                                  98,202
      50    Club Mediterranee SA                           3,720
     400    Compagnie de Saint Gobain                     53,026
      50    Compagnie Francaise d'Etudes et de
               Construction Technip                        4,121
     660    Compagnie General des Eaux                   131,416
      20    Compagnie Generale de Geophysique SA           1,178
     550    Compagnie Generale des Etablissements
               Michelin, Ser. B                           21,589
      22    Comptoirs Modernes                            13,738
     300    Danone                                        78,843
     350    Dassault Systemes SA                          13,239
   1,110    Elf Aquitaine SA                             136,849
     100    Eridania Beghin-Say SA                        18,680
      30    Essilor International SA                      11,026
     280    Etablissements Economiques du
               Casino Guichard-Perrachon SA               28,226
   3,290    France Telecom SA                            194,589
      50    Groupe GTM                                     4,460
      50    Imetal SA                                      4,639
     396    L'Air Liquide                                 62,740
     275    L'OREAL                                      127,815
     400    Lafarge SA                                    35,398
     450    Lagardere S.C.A.                              12,838
     110    Legrand SA                                    27,967
     360    Louis Vuitton Moet Hennessy                   49,136
      30    Pathe SA                                       5,620
     230    Pechiney                                       7,953
     200    Pernod Ricard                                 14,720
     475    Pinault-Printemps-Redoute SA                  68,647
      50    Primagaz Cie                                   4,255
      80    Promodes                                      48,730
     200    PSA Peugeot Citroen                           34,114
   1,490    Rhone-Poulenc SA, Ser. A                      62,473
      10    Sagem SA                                       6,316
     450    Sanofi SA                                     66,158
     610    Schneider SA                                  31,780
      50    SEB SA                                  $      3,886
     100    SEITA                                          5,781
     100    Sidel SA                                       6,851
      50    Simco SA                                       3,898
     200    Societe Bic SA                                11,137
      10    Societe Eurafrance SA                          4,874
     400    Societe Generale                              44,248
     120    Sodexho Alliance                              20,875
     600    Suez Lyonnaise des Eaux                      102,127
     610    Thomson CSF                                   18,611
     990    Total SA, Ser. B                             124,704
      20    Unibail SA                                     2,801
     950    Usinor SA                                     10,560
     303    Valeo SA                                      21,624
                                                    ------------
                                                       2,259,205
------------------------------------------------------------
Germany--14.0%
     160    Adidas-Salomon AG                             18,332
     150    AGIV AG                                        3,500
     975    Allianz AG                                   302,180
     150    AMB Aachener & Muenchener
               Beteiligungs AG                            23,065
     100    Axa Colonia Konzern AG                        11,129
   2,500    BASF AG                                       94,684
   2,950    Bayer AG                                     111,374
   1,620    Bayerische Vereinsbank AG                    119,221
     300    Beiersdorf AG, Ser. A                         16,693
     100    Bilfinger & Berger Bau AG                      1,926
      10    Buderus AG                                     4,365
     500    Continental AG                                11,936
   2,300    Daimler-Benz AG                              192,383
     350    Degussa AG                                    14,973
   2,130    Deutsche Bank AG                             109,982
   1,410    Deutsche Lufthansa AG                         27,848
   8,730    Deutsche Telekom                             271,090
      60    Douglas Holding AG                             3,454
       6    Douglas Holding AG NPV                           348
   1,990    Dresdner Bank AG                              74,058
     200    Fag Kugelfischer Georg Schaefer AG             2,010
     200    Heidelberger Zement AG                        13,223

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Germany (cont'd.)
     250    Hochtief AG                             $      7,180
      30    Karstadt AG                                   14,683
      50    Linde AG                                      29,168
      50    MAN AG                                        16,095
   1,530    Mannesmann AG                                140,060
     650    Merck KGaA                                    26,251
     950    Metro AG                                      66,105
     320    Muenchener Rueckversicherungs-
               Gesellschaft AG                           141,107
      12    Muenchener Ruckversicherungs-
               Gesellschaft AG (Registered)                5,277
      60    Preussag AG                                   20,732
   1,840    RWE AG                                        85,375
     240    SAP AG                                       101,666
     270    Schering AG                                   27,907
      50    SGL Carbon AG                                  3,425
   2,290    Siemens AG                                   126,464
     150    Thyssen AG                                    25,569
   1,990    VEBA AG                                      103,587
     105    Viag AG                                       72,121
   1,220    Volkswagen AG                                 87,958
                                                    ------------
                                                       2,528,504
------------------------------------------------------------
Ireland--0.6%
     500    Ryanair Holdings plc                           3,288
   4,000    Allied Irish Banks plc                        58,584
   1,350    CRH plc                                       17,049
     200    DCC plc                                        1,151
   1,000    Fyffes plc                                     1,719
     600    Greencore Group plc                            2,197
   1,000    Independent Newspapers plc                     3,587
   1,250    Irish Life plc                                 9,247
     300    Irish Permanent plc                            3,654
   3,900    Jefferson Smurfit Group plc                    5,829
     600    Kerry Group plc, Ser. A                        6,994
     800    Tullow Oil plc                                   956
                                                    ------------
                                                         114,255
Italy--6.3%
   4,044    Assicurazioni Generali                  $    131,419
   7,000    Banca Commerciale Italiana                    42,044
   7,400    Banca Intesa SpA                              31,124
   2,000    Banca Intesa SpA (Nonconvertible)              4,115
   1,000    Banca Popolare di Milano                       7,201
   6,000    Benetton Group SpA                             9,041
   1,000    Bulgari SpA                                    4,720
     500    Burgo (Cartiere) SpA                           2,802
  11,500    Credito Italiano                              47,880
   2,500    Edison SpA                                    19,002
  31,900    ENI SpA                                      195,363
     500    Falck Acciaierie & Ferriere Lombarde           3,645
  16,100    Fiat SpA                                      41,116
   3,500    Fiat SpA (Nonconvertible)                      5,708
   3,100    Istituto Bancario San Paolo diTorino          38,927
   2,500    Istituto Mobilare Italiano SpA                32,981
  15,000    Istituto Nazionale delle
               Assicurazioni (INA)                        38,125
     500    Italcementi SpA                                3,752
   3,000    Italgas (Soc Ital) SpA                        12,872
     500    La Rinascente SpA                              4,381
   2,800    Magneti Marelli                                3,889
     140    Marzotto(Gaetano) & Figlia SpA                 1,360
   4,500    Mediaset SpA                                  30,160
   2,400    Mediobanca SpA                                22,076
     500    Mondadori (Arnoldo) Editore SpA                5,807
  19,000    Montedison SpA                                18,144
  10,500    Olivetti Group SpA                            22,144
   5,500    Parmalat Finanziaria SpA                       8,105
   7,700    Pirelli SpA                                   20,410
   1,500    Riunione Adriatica di Sicurta SpA             15,790
     500    Riunione Adriatica di Sicurta SpA
               (Nonconvertible)                            3,934
   1,000    Sirti SpA                                      4,841
   2,000    Snia BPD SpA                                   2,548
     500    Societa Assicuratrice
               Industriale(SAI)                            4,841
   6,000    Telecom Italia Mobile SpA (di Risp)           19,280
  27,000    Telecom Italia Mobile SpA                    157,185
   3,500    Telecom Italia SpA (di Risp)                  16,722
  15,000    Telecom Italia SpA                           103,256
                                                    ------------
                                                       1,136,710

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Netherlands--7.5%
   5,525    ABN AMRO Holding N.V.                   $     94,082
   1,130    Akzo Nobel N.V.                               40,163
     101    ASR Verzekerings Groep N.V.                    7,581
   2,632    Elsevier N.V.                                 39,095
     312    Getronics N.V.                                14,151
   1,206    Heineken N.V.                                 58,218
     100    Hollandsche Beton Groep N.V.                   1,226
      93    IHC Caland N.V.                                4,342
   3,741    ING Groep N.V.                               168,487
     269    KLM Royal Dutch Airlines N.V.                  6,778
   2,286    Koninklijke Ahold N.V.                        68,274
     121    Koninklijke Hoogovens N.V.                     3,389
   1,874    Koninklijke KPN BT                            57,858
     107    Koninklijke Pakhoed Holdings N.V.              2,412
     308    Oce N.V.                                      10,375
   8,650    Royal Dutch Petroleum Co.                    429,041
   1,483    Royal Philips Electronics N.V.                79,851
     100    Stork N.V.                                     2,302
   1,819    TNT Post Group N.V.                           46,318
   2,570    Unilever N.V.                                161,692
     254    Wolters Kluwer N.V.                           48,736
                                                    ------------
                                                       1,344,371
------------------------------------------------------------
Norway--0.6%
     200    Aker RGI ASA                                   2,513
     200    Bergesen dy ASA, Ser. A                        2,837
     100    Bergesen dy ASA, Ser. B                        1,324
   2,300    Christiania Bank Og Kreditkasse                7,209
   2,600    Den Norske Bank ASA                            8,149
     100    Dyno Industrier ASA                            1,419
     200    Elkem ASA                                      2,216
     150    Kvaerner ASA, Ser. A                           1,905
     120    Leif Hoegh & Co. ASA                           1,540
     350    Merkantildata ASA                              2,672
     700    NCL Holdings ASA                               1,560
   1,150    Norsk Hydro ASA                               41,871
     100    Norske Skogindustrier ASA, Ser. A              2,513
     600    Orkla ASA, Ser. A                              8,106
     160    Orkla ASA, Ser. B                              1,902
     200    Petroleum Geo Services                         3,269
     140    Sas Norge ASA                                  1,419
     200    Schibsted ASA                           $      2,486
      80    Smedvig ASA                                      735
   1,100    Storebrand ASA, Ser. A                         7,579
     100    Tomra Systems ASA                              2,121
                                                    ------------
                                                         105,345
------------------------------------------------------------
Portugal--0.9%
     878    Banco Comercial Portugues SA                  23,687
     520    Banco Espirito Santo e Comercial de
               Lisboa                                     14,244
     300    BPI-SGPS SA                                    8,265
     220    Brisa-Auto Estradas de Portugal SA            10,016
     350    Cimpor-Cimentos de Portugal, SGPS SA           9,750
      50    Companhia de Seguros Tranquilidade             1,451
   2,400    EDP-Electricadade de Portugal SA              55,165
     300    Jeronimo Martins, SGPS SA                     10,152
     350    Portucel Industrial-Empresa Produtora
               de Celulose SA                              2,030
     750    Portugal Telecom SA                           27,268
     170    Sonae Investimentos-Sociedade
               Gestorade Participacoes Sociais SA          4,956
     100    Unicer-Uniao Cervejeira                        2,192
                                                    ------------
                                                         169,176
------------------------------------------------------------
Spain--4.3%
     200    Acerinox SA                                    3,843
     119    Acs Actividades Co                             3,376
     967    Autopistas del Sol SA                         14,771
     218    Azucarera Ebro Agricolas                       5,187
   8,340    Banco Bilbao Vizcaya SA                       89,232
   4,713    Banco Central Hispanoamericano                43,625
   4,686    Banco Santander SA                            72,402
      54    Coporacion Financiera Alba SA                  6,507
   2,028    Corporacion Bancaria de Espana                40,327
     216    Corporacion Mapfre                             4,295
     200    Dragados & Construcciones SA                   5,315
   4,300    Endesa SA                                     96,857
     220    Fomento de Construcion Y Contra               10,267
     632    Gas Natural SDG SA                            44,042

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Spain (cont'd.)
   3,611    Iberdrola SA                            $     60,241
     210    Metrovacesa SA                                 5,432
   1,330    Repsol SA                                     56,172
     164    Sociedade General de Aguas de
               Barcelona SA                                7,988
     740    Tabacalera SA, Ser. A                         16,486
   4,200    Telefonica de Espana SA                      153,141
     709    Telepizza                                      4,741
   1,073    Union Electrica Fenosa SA                     16,050
     300    Vallehermoso SA                                3,347
      50    Viscofan Industria Navarra Envolturas
               Celulosicas SA                              1,299
     169    Zardoya Otis SA                                4,651
                                                    ------------
                                                         769,594
------------------------------------------------------------
Sweden--3.8%
   2,800    ABB AB, Ser. A                                25,375
   1,100    ABB AB, Ser. B                                 9,898
     500    AGA AB, Ser. A                                 6,510
     400    AGA AB, Ser. B                                 4,952
      50    Asticus AB                                       498
   5,400    Astra AB, Ser. A                              92,360
   1,200    Astra AB, Ser. B                              19,759
     500    Atlas Copco AB, Ser. A                        10,530
     200    Atlas Copco AB, Ser. B                         4,212
     100    Diligentia AB                                    849
     500    Drott AB                                       4,084
   1,500    Electrolux AB, Ser. B                         19,720
   1,400    Forenings Sparbanken AB, Ser. A               32,165
     800    Hennes & Mauritz AB, Ser. B                   58,204
     400    NetCom Systems AB                             13,428
     400    OM Gruppen AB                                  6,893
     800    Sandvik AB, Ser. A                            16,695
     200    Sandvik AB, Ser. B                             4,187
     300    Securitas AB, Ser. B                          15,393
   2,000    Skandia Forsakring AB                         26,039
   2,200    Skandinaviska Enskilda Banken, Ser. A         19,235
     500    Skanska AB, Ser. B                      $     16,497
     100    SKF AB, Ser. A                                 1,264
     200    SKF AB, Ser. B                                 2,476
   1,000    Stora Kopparbergs Bergslags
               Aktiebolag, Ser. A                          9,509
     100    Stora Kopparbergs Bergslags
               Aktiebolag,
               Ser. B                                        951
     800    Svenska Cellulosa AB, Ser. B                  15,827
     800    Svenska Handelsbanken, Ser. A                 30,021
      50    Svenska Handelsbanken, Ser. B                  1,720
     300    Svenskt Stal AB, Ser. A                        3,159
   1,300    Swedish Match AB                               4,049
   7,900    Telefonaktiebolaget LM Ericsson              149,237
     400    Trelleborg AB, Ser. B                          3,370
     600    Volvo AB, Ser. A                              14,245
   1,300    Volvo AB, Ser. B                              31,859
     300    Wm-Data AB, Ser. B                            10,033
                                                    ------------
                                                         685,203
------------------------------------------------------------
Switzerland--10.1%
      30    ABB AG                                        30,448
      15    ABB AG (Registered)                            3,099
      70    Adecco SA                                     25,941
      25    Alusuisse-Lonza Holding AG
               (Registered)                               23,821
   1,035    Credit Suisse Group                          114,393
       5    Danzas Holding AG                              1,252
       7    Fischer (Georg) AG                             1,937
      10    Forbo Holding AG                               3,901
      20    Holderbank Financiere Glarus AG               20,516
      35    Holderbank Financiere Glarus AG
               (Registered)                                7,711
       2    Jelmoli Holding AG                             2,326
       1    Kuoni Reisen AG                                3,034
      10    Merkur Holding AG                              2,257
     156    Nestle SA                                    310,352
     251    Novartis AG                                  402,344
      25    Novartis AG (Registered)                      40,110
       7    Roche Holdings AG                            120,854
      28    Roche Holdings AG (Registered)               301,377
      50    Sairgroup                                     10,276

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Switzerland (cont'd.)
       1    Schindler Holding AG                    $      1,138
       1    Schindler Holding AG (Registered)              1,234
      56    Schweizerische
               Rueckversicherungs-Gesellschaft           111,044
       3    SGS Societe Generale de Surveillance
               Holding SA                                  2,169
      10    SGS Societe Generale de Surveillance
               Holding SA (Registered)                     1,914
       7    Sika Finanz AG                                 1,972
      10    SMH AG                                         6,003
      50    SMH AG (Registered)                            7,404
      10    Sulzer AG                                      4,948
     841    UBS-Union Bank of Switzerland                164,031
     180    Zurich Versicherungs-Gesellschaft             89,330
                                                    ------------
                                                       1,817,136
------------------------------------------------------------
United Kingdom--30.4%
   5,650    Abbey National plc                            97,360
   6,150    Allied Zurich                                 62,917
     840    Anglian Water plc                             13,533
   3,050    Arjo Wiggins Appleton plc                      5,222
   3,450    Associated British Foods plc                  35,148
   4,400    BAA plc                                       44,827
   6,150    Barclays plc                                 100,437
     750    Barratt Development plc                        2,434
   3,457    Bass plc                                      41,418
   1,450    BBA Group plc                                  7,417
  15,629    BG plc                                       108,630
   1,450    BICC plc                                       1,454
   2,800    Blue Circle Industries plc                    13,085
   2,100    BOC Group plc                                 26,052
   4,100    Boots Co. plc                                 70,581
     550    Bowthorpe plc                                  3,094
   1,900    BPB plc                                        7,620
   7,500    British Aerospace plc                         45,501
   4,350    British Airways plc                           26,613
   6,150    British America Tobacco plc                   45,986
   1,900    British Land Co. plc                          18,792
  23,200    British Petroleum Co. plc                    354,835
   7,050    British Sky Broadcasting plc                  60,024
   7,800    British Steel plc                             14,084
  25,700    British Telecom plc                     $    346,339
  13,406    BTR plc                                       24,206
   1,400    Bunzl plc                                      5,020
     750    Burmah Castrol plc                            10,655
   9,300    Cable & Wireless plc                          88,663
   4,100    Cadbury Schweppes plc                         53,093
   1,800    Caradon plc                                    3,793
   2,100    Carlton Communications plc                    13,989
  16,800    Centrica plc                                  32,476
   1,750    Coats Viyella plc                              1,033
     300    Cobham plc                                     3,174
   5,100    Commercial Union plc                          78,999
   2,500    Compass Group plc                             23,494
     850    De La Rue plc                                  2,253
  14,405    Diageo plc                                   137,087
   1,400    Electrocomponents plc                          7,810
   1,170    Elementis plc                                  1,591
   3,050    EMI Group plc                                 18,802
     850    English China Clay plc                         2,102
   1,800    FKI plc                                        3,487
  11,400    General Electric Co. plc                      83,305
   2,900    GKN plc                                       29,520
  14,200    Glaxo Wellcome plc                           419,164
   3,600    Granada Group plc                             45,272
   1,000    Great Portland Estates plc                     3,416
   4,200    Great Universal Stores plc                    47,821
   3,047    Guardian Royal Exchange plc                   13,230
  10,100    Halifax plc                                  130,446
     900    Hammerson plc                                  6,164
   2,000    Hanson plc                                    12,678
     400    Hepworth plc                                     965
   3,400    HSBC Holdings plc (GBP)                       63,673
   7,100    HSBC Holdings plc (HKD)                      127,052
     300    Hyder plc                                      4,749
   1,050    IMI plc                                        4,479
   3,000    Imperial Chemical Industries plc              23,630
     750    Johnson Matthey plc                            3,878
   7,850    J. Sainsbury plc                              75,173
   5,650    Kingfisher plc                                52,425
   4,450    Ladbroke Group plc                            16,561
     400    Laird Group plc                                1,060
   2,000    Land Securities plc                           30,997
   3,350    LASMO plc                                      9,906

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
   5,200    Legal & General Group plc               $     58,323
     200    Lex Service plc                                1,169
  21,450    Lloyds TSB Group plc                         240,220
     663    Lonrho plc                                     3,459
   5,500    Lucas Varity plc                              16,918
  11,500    Marks & Spencer plc                           88,335
   1,156    MEPC plc                                       9,214
     250    Meyer International plc                        1,115
   2,000    Misys plc                                     18,184
   6,052    National Grid Co. plc                         45,047
   4,900    National Power plc                            43,217
   1,400    Next plc                                       9,992
     400    Ocean Group plc                                3,657
   2,500    P & O Finance plc                             23,792
   2,500    Pearson plc                                   46,521
   3,850    Pilkington plc                                 3,729
     916    Provident Financial plc                       12,142
   7,700    Prudential Corp. plc                         112,534
   1,000    Racal Electronic plc                           5,778
   2,150    Railtrack Group plc                           61,967
   3,000    Rank Group plc                                11,726
   4,600    Reed International plc                        38,773
  11,400    Rentokil Initial plc                          70,276
   6,066    Reuters Group plc                             50,924
   1,900    Rexam plc                                      5,877
   4,400    Rio Tinto Finance plc                         52,454
   1,000    RMC Group plc                                 10,876
   5,600    Rolls-Royce plc                               19,319
   6,550    Royal & Sun Alliance Insurance Group
               plc                                        56,768
   3,450    Royal Bank Scotland Group plc                 39,282
   1,750    Rugby Group plc                                2,335
   4,100    Safeway plc                                   19,213
   1,125    Schroders plc                                 18,449
   2,450    Scottish & Newcastle plc                      29,977
   4,750    ScottishPower plc                             46,011
     455    Sears plc                                      1,198
   1,000    Sedgwick Group plc                             3,365
   8,600    Siebe plc                                     27,768
   1,350    Slough Estates plc                             6,814
  22,150    Smithkline Beecham plc                       243,542
   1,150    Smiths Industries plc                         13,035
   1,600    Southern Electric plc                   $     17,878
   1,300    St. James's Place Capital plc                  5,081
     800    Stagecoach Holdings plc                       15,471
   3,350    Tarmac plc                                     4,725
   1,600    Tate & Lyle plc                                8,782
   1,250    Taylor Woodrow plc                             3,887
  26,100    Tesco plc                                     74,072
   1,191    Thames Water plc                              23,721
     600    Thorn plc                                      2,541
   1,850    TI Group plc                                  11,192
     950    Unigate plc                                    7,233
  13,150    Unilever plc                                 112,518
   1,155    United Biscuits Holding plc                    4,024
   2,000    United Utilities plc                          32,323
     766    Vickers plc                                    1,901
  12,250    Vodafone Group plc                           142,185
   2,492    Williams plc                                  14,589
     750    Willis Corroon Group plc                       2,555
   2,150    Wolseley plc                                  10,961
   3,850    Zeneca Group plc                             136,088
                                                    ------------
                                                       5,475,716
            Total common stocks
               (cost US$16,903,691)                   17,461,890
                                                    ------------
------------------------------------------------------------
PREFERRED STOCKS--0.7%
------------------------------------------------------------
Germany--0.7%
      10    Dyckerhoff AG, DM 20                           3,201
      10    Friedrich Grohe AG, DM 30                      2,764
      15    MAN AG, DM 16                                  3,060
     510    RWE AG, DM 2.29                               16,020
     170    Sap AG, DM 4.07                               80,659
     400    Volkswagen AG, DM 11.63                       18,189
                                                    ------------
                                                         123,893
------------------------------------------------------------
Italy
   4,500    Fiat SpA, L 90.91(a)                           7,026
                                                    ------------
            Total preferred stocks
               (cost US$107,099)                         130,919
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

                                                  PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                  PRUDENTIAL EUROPE INDEX FUND
------------------------------------------------------------

Warrants/
Rights/Units      Description                     Value (Note 1)
------------------------------------------------------------
WARRANTS(a)
------------------------------------------------------------
France
      20    Axa-UAP, expiring 12/31/98              $        393
------------------------------------------------------------
Germany
      12    Munchener
               Ruckversicherungs-Gesellschaft
               AG, expiring 12/31/98                         474
------------------------------------------------------------
Italy
     400    Mediobanca SpA, expiring 12/31/99              1,072
                                                    ------------
            Total warrants (cost US$0)                     1,939
                                                    ------------
------------------------------------------------------------
RIGHTS(a)
------------------------------------------------------------
Netherlands
   1,624    Koninklijke KNP BT, expiring 10/12/98          6,332
------------------------------------------------------------
Spain
      50    Viscofan Envoltura, expiring 10/14/98             64
                                                    ------------
            Total rights
               (cost US$8,852)                             6,396
                                                    ------------
------------------------------------------------------------
COMMON STOCK UNITS(a)
------------------------------------------------------------
Ireland
   2,600    Waterford Wedgewood plc
               (cost US$3,396)                             2,409
                                                    ------------
            Total long term investments
               (cost US$17,023,038)                   17,603,553
                                                    ------------
Principal
Amount
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.3%
------------------------------------------------------------
U.S. Government Securities--0.1%
            U.S. Treasury Bills
 $10,000       4.20%, 12/17/98(b)                   $      9,912
  10,000    4.64%, 12/17/98(b)                            10,013
                                                    ------------
            (cost US$19,811)                              19,925
                                                    ------------
------------------------------------------------------------
REPURCHASE AGREEMENTS--1.2%
 206,000    Joint Repurchase Agreement Account
               5.52%, 10/1/98
               (cost US$206,000; Note 5)                 206,000
                                                    ------------
------------------------------------------------------------
Total Investments--98.9%
            (cost US$17,248,849; Note 4)              17,829,478
            Other assets in excess of
               liabilities--1.1%                         196,832
                                                    ------------
            Net Assets--100%                        $ 18,026,310
                                                    ------------
                                                    ------------

---------------
(a) Non-income producing security.
(b) Pledged as collateral for financial futures contracts.

The industry classification of portfolio holdings and other
assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:
Finance...............................................   23.1%
Utilities.............................................   14.1
Health Technology.....................................   11.2
Consumer Nondurables..................................    7.9
Energy Minerals.......................................    7.6
Process Industries....................................    6.2
Retail Trade..........................................    5.5
Producer Manufacturing................................    4.6
Electronic Technology.................................    3.8
Consumer Durables.....................................    3.0
Commercial Services...................................    2.2
Consumer Services.....................................    2.0
Industrial Services...................................    1.9
Transportation........................................    1.6
Nonenergy Minerals....................................    1.5
Technology Services...................................    1.5
Short-Term Investments................................    1.2
                                                        -----
                                                         98.9%
Other assets in excess of liabilities.................    1.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

                                                 PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities              PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $17,248,849)...............................................................         $ 17,829,478
Foreign currency, at value (cost $116,003).............................................................              117,346
Due from Manager.......................................................................................              187,073
Dividends and interest receivable......................................................................               92,370
Receivable for investments sold........................................................................                1,543
Receivable for Fund shares sold........................................................................                1,133
Other assets...........................................................................................                  284
                                                                                                             ------------------
   Total assets........................................................................................           18,229,227
                                                                                                             ------------------
Liabilities
Accrued expenses and other liabilities.................................................................               99,815
Payable for Fund shares reacquired.....................................................................               55,738
Payable for investments purchased......................................................................               34,282
Due to broker - variation margin.......................................................................                6,808
Foreign withholding taxes payable......................................................................                6,274
                                                                                                             ------------------
   Total liabilities...................................................................................              202,917
                                                                                                             ------------------
Net Assets.............................................................................................         $ 18,026,310
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $      1,695
   Paid-in capital in excess of par....................................................................           17,212,907
                                                                                                             ------------------
                                                                                                                  17,214,602
   Undistributed net investment income.................................................................              213,033
   Accumulated net realized gains on investments and foreign currencies................................               24,945
   Net unrealized appreciation on investments and foreign currencies...................................              573,730
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 18,026,310
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share
   ($18,026,310 / 1,694,799 shares of beneficial interest issued and outstanding)......................         $      10.64
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Operations
------------------------------------------------------------

                                              October 1, 1997(a)
                                                    Through
Net Investment Income                         September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes
      of $55,782).........................        $   380,469
   Interest...............................             14,880
                                                  -----------
      Total Income........................            395,349
                                                  -----------
Expenses
   Management fee.........................             70,719
   Custodian's fees and expenses..........            253,500
   Registration fees......................             58,000
   Reports to shareholders................             35,000
   Legal fees and expenses................             22,000
   Audit fees and expenses................             18,000
   Trustee's fees.........................              7,000
   Transfer agent's fees and expenses.....              1,000
   Miscellaneous..........................                587
                                                  -----------
      Total expenses......................            465,806
   Less: Expense subsidy..................           (358,832)
                                                  -----------
      Net expenses........................            106,974
                                                  -----------
Net investment income.....................            288,375
                                                  -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions................             73,748
   Financial futures transactions.........            (30,593)
   Foreign currency transactions..........             (5,161)
                                                  -----------
                                                       37,994
                                                  -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments............................            580,515
   Financial futures......................            (12,352)
   Foreign currencies.....................              5,567
                                                  -----------
                                                      573,730
                                                  -----------
Net gain on investments and foreign
   currencies.............................            611,724
                                                  -----------
Net Increase in Net Assets
Resulting from Operations.................        $   900,099
                                                  -----------
                                                  -----------

---------------
(a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL EUROPE INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                              October 1, 1997(a)
Increase (Decrease)                                 Through
in Net Assets                                 September 30, 1998
Operations
   Net investment income...................       $   288,375
   Net realized gain on investments and
      foreign currency transactions........            37,994
   Net change in unrealized appreciation of
      investments and foreign currencies...           573,730
                                             ---------------------
   Net increase in net assets resulting
      from operations......................           900,099
                                             ---------------------
Dividends and distributions (Note 1):
   Dividends from net investment income....          (108,089)
                                             ---------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold...........        18,141,700
   Net asset value of shares issued in
      reinvestment of dividends............           108,032
   Cost of shares reacquired...............        (1,015,432)
                                             ---------------------
   Net increase in net assets from Fund
      share transactions...................        17,234,300
                                             ---------------------
Total increase.............................        18,026,310
Net Assets
Beginning of period........................                --
                                             ---------------------
End of period(b)...........................       $18,026,310
                                             ---------------------
                                             ---------------------

---------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment income of $175,125.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate Funds. Prudential Europe Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,500,000 shares of beneficial interest of the Fund were sold for $15,000,000 to The Prudential Insurance Company of America ('The Prudential').

The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers, currently the Morgan Stanley Capital International Europe Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which the primary market is on an exchange, are valued at the last sale price on such exchange on the day of valuation or, if there were no sales on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign
--------------------------------------------------------------------------------
                                      B-52

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on settlement date of the contract equal to the difference between settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA), Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $32,747, decrease accumulated realized gains by $13,049 and decrease paid-in capital in excess of par by $19,698 relating to net realized foreign currency losses and nondeductible offering cost. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be
--------------------------------------------------------------------------------
                                      B-53

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $358,832 of the expenses of the Fund (2.02% of average net assets, or $0.21 per share).

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. No distribution or service fees are paid to PSI or PIMS as distributor of the Fund.

PSI, PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period October 1, 1997 through September 30, 1998, the Fund incurred fees of approximately $1,000 for the services of PMFS. As of September 30, 1998, approximately $200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1998 were $17,644,283 and $656,636, respectively.

The United States federal income tax cost basis of the Fund's investments at September 30, 1998 was $17,249,634 and, accordingly, net unrealized appreciation for federal income tax purposes was $579,844 (gross unrealized appreciation--$2,333,194; gross unrealized depreciation--$1,753,350).

At September 30, 1998, the Fund had outstanding forward currency contracts to purchase foreign currencies, as follows:

                                    Value at
Foreign Currency                 Settlement Date    Current
Purchase Contracts                 Receivable        Value     Depreciation
-------------------------------  ---------------    -------    ------------
British Pound,
 expiring 10/2/98..............      $10,000        $10,002         $2
Finnish Markka,
 expiring 10/2/98..............        2,000          2,001          1
Spainsh Peseta,
 expiring 10/2/98..............        6,000          6,001          1
Swiss Franc,
 expiring 10/2/98..............        4,000          4,002          2
                                                                     -
                                                                    $6
                                                                     -
                                                                     -

At September 30, 1998, the Prudential Europe Index Series had open buys of 100 EUROTOP and 10 FTSE 100 financial futures contracts expiring on December 19, 1998.

The unrealized depreciation on such contracts as of September 30, 1998 were as follows:

                            Value at           Value on          Unrealized
                           Acquisition    September 30, 1998    Depreciation
                           -----------    ------------------    ------------
EUROTOP..................   $ 242,300          $230,000           $ 12,300
FTSE 100.................      87,486            87,434                 52
                                                                    ------
                                                                  $ 12,352
                                                                    ------
                                                                    ------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a .028% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $206,000 in principal amount. As of such date, the repurchase
--------------------------------------------------------------------------------
                                      B-54

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
agreement in the joint account and the value of the collateral therefore was as follows:agreement in the joint account and the value of the collateral therefore was as follows:Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.

Warburg Dillon Read LLC., 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest is $214,255,819.
------------------------------------------------------------
Note 6. Capital

The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest for the period October 1, 1997 (commencement of investment operations) through September 30, 1998 were as follows:

                                                      Shares
                                                     ---------
Shares sold........................................  1,771,843
Shares issued in reinvestment of dividends and
  distributions....................................     11,206
Shares reacquired..................................    (88,250)
                                                     ---------
Net increase in shares outstanding.................  1,694,799
                                                     ---------
                                                     ---------

As of September 30, 1998, 1,518,139 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                      B-55

                                                 PRUDENTIAL INDEX SERIES FUND
Financial Highlights                             PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                              October 1, 1997(a)
                                                                                                                    Through
                                                                                                              September 30, 1998
                                                                                                              -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................................................            $ 10.00
                                                                                                                     ------
Income from investment operations
Net investment income(c)................................................................................                .18
Net realized and unrealized gain on investment and foreign currency transactions........................                .53
                                                                                                                     ------
   Total from investment operations.....................................................................                .71
                                                                                                                     ------
Less distributions
Dividends from net investment income....................................................................               (.07)
                                                                                                                     ------
Net asset value, end of period..........................................................................            $ 10.64
                                                                                                                     ------
                                                                                                                     ------
TOTAL RETURN(d):........................................................................................               7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........................................................................            $18,026
Average net assets (000)................................................................................            $17,728
Ratios to average net assets:(b)(c)
   Expenses.............................................................................................                .60%
   Net investment income................................................................................               1.64%
Portfolio turnover......................................................................................                  4%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

                                                 PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                PRUDENTIAL EUROPE INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Europe Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Europe Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--97.1%
------------------------------------------------------------
Australia--9.3%
   6,600    Amcor Ltd.                             $     22,972
   8,000    Amp Ltd.                                     96,892
   3,049    Australian Gas & Light Co.                   20,983
   7,600    Australian National Industries Ltd.           3,331
  11,823    Boral Ltd.                                   16,455
   2,300    Brambles Industries, Ltd.                    49,621
  22,597    Broken Hill Proprietary Co., Ltd.           161,667
   9,265    Coca Cola Amatil Ltd.                        24,413
  12,196    Coles Myer Ltd.                              52,006
   9,682    Crown Ltd.(a)                                 2,236
  10,300    CSR, Ltd.                                    21,662
   2,869    Email Ltd.                                    4,401
   1,231    F. H. Faulding Co. Ltd.                       4,877
  20,000    Fosters Brewing Group                        43,590
   4,766    Futuris Corp., Ltd.                           3,980
  12,313    General Property Trust                       21,148
   6,444    GIO Australia Holdings Ltd.                  19,502
  13,005    Goodman Fielder Ltd.                         17,022
   2,340    Great Central Mines Ltd.                      1,871
   4,000    Hardie (James) Industries                     7,671
   2,700    ICI Australia Ltd.                           13,112
   2,700    Leighton Holdings Ltd.                        8,811
   2,539    Lend Lease Corp. Ltd.                        54,134
  16,933    M.I.M. Holdings Ltd.                          7,923
  15,400    National Australia Bank Ltd.                185,961
   2,300    Newcrest Mining Ltd.(a)                       2,970
  20,533    News Corp., Ltd.                            132,308
  17,499    Normandy Mining Ltd.                         14,768
   7,517    North Ltd.                                   14,077
  10,400    Pacific Dunlop Ltd.                          17,659
   9,200    Pioneer International Ltd.                   17,163
   3,673    QBE Insurance Group Ltd.                     13,378
   6,473    QCT Resources Ltd.                            4,294
   3,300    Rio Tinto Ltd.                               39,909
   2,100    RGC Ltd.                                      3,134
   1,200    Rothmans Holdings                             8,258
   6,406    Southcorp Ltd.                               17,820
   6,200    Santos Ltd.                                  17,148
   4,000    Schroders Propriety Fund               $      6,112
   1,800    Smith (Howard) Ltd.                           9,488
   5,300    Star City Holdings Ltd.                       3,013
   3,315    Stockland Trust Group                         7,304
   3,000    Tabcorp Holdings Ltd.                        17,412
  53,500    Telstra Corp.                               149,777
  11,718    Western Mining Corp. Holdings Ltd.           35,234
  12,796    Westfield Trust                              25,388
  19,500    Westpac Banking Corp.                       107,243
                                                   ------------
                                                      1,530,098
                                                   ------------
------------------------------------------------------------
Hong Kong--7.4%
  13,000    Bank of East Asia                            18,371
  35,000    Cathay Pacific Air                           32,974
  24,000    Cheung Kong Ltd.                            111,196
  26,000    China Light & Power Holdings, Ltd.          126,838
  20,000    Chinese Estates Holdings                      2,271
   3,000    Dickson Concept Inc.                          2,342
  11,000    Hang Lung Deveopment Co.                      9,654
  20,000    Hang Seng Bank Ltd.                         126,476
  44,000    Hong Kong & China Gas Co.                    53,946
  11,000    Hong Kong & Shanghai Hotels                   6,104
   2,000    Hong Kong Aircraft Engineering Co.,
               Ltd.                                       2,375
 124,000    Hong Kong Telecommunications Ltd.           244,047
  44,000    Hopewell Holdings Ltd.                        4,429
  41,000    Hutchison Whampoa Ltd.                      215,887
   9,000    Hysan Development Co.                         6,214
   8,000    Johnson Electric Holdings, Ltd.              15,177
   4,000    Kumagai Gumi Ltd.                             1,071
   6,000    Miramar Hotel & Investment Co.                4,259
  21,000    New World Development Co., Ltd.              28,186
  14,000    Oriental Press Group                          1,482
   6,000    Peregrine Investments                             8
  38,000    Regal Hotel International                     2,795
  16,000    Shangri La Asia Ltd.                         10,325
  14,000    Shun Tak Holdings Ltd.                          867
  32,000    Sino Land Co.                                 8,177
  14,000    South China Morning Post                      5,511
  25,000    Sun Hung Kai Properties Ltd.                 88,566

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Hong Kong (cont'd.)
  16,000    Swire-Pacific, Ltd. 'A'                $     50,384
  21,000    Tan Chong International                         645
   4,000    Television Broadcasts Ltd.                   10,221
   2,000    Varitronix International, Ltd.                3,885
  23,000    Wharf Holdings Ltd.                          24,340
   2,000    Wing Lung Bank                                4,078
                                                   ------------
                                                      1,223,101
                                                   ------------
------------------------------------------------------------
Japan--76.9%
   4,000    77th Bank(a)                                 32,648
   1,500    Acom Co., Ltd.                               80,884
   1,000    Advantest Corp.                              42,609
   7,000    Ajinomoto Co., Inc.                          56,053
   2,000    Alps Electric Co.                            24,111
   3,000    Amada Co.                                    13,885
   1,000    Amano Corp.                                   8,000
   3,000    Aoki Corp.                                      882
     800    Aoyama Trading Co., Ltd.                     17,103
     500    Arabian Oil Co.                               6,634
  24,000    Asahi Bank                                   67,000
   5,000    Asahi Breweries                              59,506
  16,000    Asahi Chemical Industries                    48,898
  12,000    Asahi Glass Co.                              58,184
   5,000    Ashikaga Bank                                 7,016
     400    Autobacs Seven Co.                           10,667
  48,000    Bank Of Tokyo-Mitsubishi, Ltd.              308,551
  11,000    Bank of Yokohama                             20,445
   9,000    Bridgestone Corp.                           181,825
   3,000    Brother Industries                            6,612
   9,000    Canon Inc.                                  183,147
   3,000    Casio Computer Co.                           19,196
   8,000    Chiba Bank                                   25,859
   6,000    Chichibu Onoda Cement Corp.                  12,122
   2,000    Chiyoda Corp.                                 1,984
   2,000    Chugai Pharmacy Co.                          13,708
   3,000    Citizen Watch Co.                            20,386
   5,000    Cosmo Oil Co.                                 6,281
   1,600    Credit Saison Co., Ltd.                      31,031
     600    CSK Corp.                                     9,301
   8,000    Dai Nippon Printing Co., Ltd.               102,968
   4,000    Daicel Chemical Industries             $      6,406
   4,000    Daido Steel Co.                               4,261
   7,000    Daiei Inc.                                   15,942
   1,000    Daifuku Co.                                   3,703
   3,000    Daiichi Pharmaceutical Co.                   40,244
   3,000    Daikin Industries                            20,959
   2,000    Daikyo Inc.                                   1,881
   3,000    Daimaru Inc.                                  6,612
   8,000    Dainippon Ink & Chemicals, Inc.              15,633
   2,000    Dainippon Screen Manufacturing Co.,
               Ltd.                                       3,776
   1,400    Daito Trust Construction Co., Ltd.            9,010
   6,000    Daiwa House Industries                       54,658
   2,000    Daiwa Kosho Lease Co., Ltd.                   6,450
  14,000    Daiwa Securities Co., Ltd.                   32,912
   5,000    Denki Kagaku Kogyo K.K.                       7,383
   9,000    Denso Corp.                                 131,244
      41    East Japan Railway Co.                      204,819
   3,000    Ebara Corp.                                  19,902
   3,000    Eisai Co., Ltd.                              36,497
   1,000    Ezaki Glico Co.                               5,040
   2,400    Fanuc Ltd.                                   71,408
  30,000    Fuji Bank                                    60,608
   5,000    Fuji Photo Film Co.                         172,642
   3,000    Fujikura Ltd.                                11,108
   5,000    Fujita Corp.                                  1,800
   1,000    Fujita Kanko Inc.                             8,081
  19,000    Fujitsu Ltd.                                164,708
   7,000    Furukawa Electric Co., Ltd.                  19,953
   1,000    Gakken Co.                                    1,036
   5,000    Gunma Bank                                   33,426
   2,000    Gunze Ltd.                                    4,305
   9,000    Hankyu Corp.                                 31,075
   2,000    Hankyu Department Stores                      9,991
   3,000    Hazama Corp.                                  1,344
   3,000    Higo Bank                                    11,350
     400    Hirose Electric Co., Ltd.                    20,599
  35,000    Hitachi Ltd.                                154,276
  10,000    Hitachi Zosen Corp.                          13,224
   6,000    Hokuriku Bank                                 7,317
  10,000    Honda Motor Co., Ltd.                       304,878
   1,000    House Foods Corp.                            12,562
   1,000    Hoya Corp.                                   35,998
   2,000    Inax Corp.                                    7,170

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
  26,000    Indonesia Bank                         $     95,504
   2,000    Isetan Co.                                   16,529
   3,000    Ishihara Sangyo Kaisha(a)                     4,011
   4,000    Ito Yokado Co., Ltd.                        191,008
  15,000    Itochu Corp.                                 18,733
   2,000    Itoham Foods Inc.                             6,979
   2,000    Iwatani International Corp.                   2,939
   1,000    Jaccs Co., Ltd.                               3,798
  18,000    Japan Air Lines Co.(a)                       41,654
  11,000    Japan Energy Corp.                           10,344
   4,000    Japan Steel Works                             4,026
   2,000    JGC Corp.                                     3,967
   9,000    Joyo Bank                                    32,133
   3,000    Jusco Co.                                    41,985
  10,000    Kajima Corp.                                 24,243
   3,000    Kamigumi Co., Ltd.                           12,166
   2,000    Kandenko Co.                                 10,917
   5,000    Kanebo Ltd.(a)                                3,857
   4,000    Kaneka Corp.                                 22,539
  10,100    Kansai Electrical Power                     174,739
   3,000    Kansai Paint Co.                              5,510
   7,000    Kao Corp.                                   112,107
   1,000    Katokichi Co.                                11,607
  15,000    Kawasaki Heavy Industries                    30,304
   6,000    Kawasaki Kisen Ltd.                           8,816
  33,000    Kawasaki Steel Corp.                         38,789
   5,000    Keihin Electric Express Railway Co.,
               Ltd.                                      13,150
   2,000    Kikkoman Corp.                               10,021
   3,000    Kinden Corp.                                 34,514
  17,000    Kinki Nippon Railway                         73,810
  11,000    Kirin Brewery Co.                            88,246
   1,000    Kissei Pharmaceutical Co., Ltd.              14,179
   1,000    Kokuyo Co.                                   13,297
  10,000    Komatsu Ltd.                                 46,650
   1,000    Komori Corp.                                 17,815
     300    Konami Co.                                    8,066
   4,000    Konica Corp.                                 15,310
   2,000    Koyo Seiko Co.                               10,138
  14,000    Kubota Corp.                                 26,844
   7,000    Kumagai Gumi Co.(a)                           3,805
   3,000    Kurabo Industries                             2,997
   3,000    Kuraray Co.                            $     27,108
   2,000    Kureha Chemical Industry Co., Ltd.            4,026
   1,000    Kurita Water Industries                      10,432
   1,900    Kyocera Corp.                                83,191
   4,000    Kyowa Hakko Kogyo Co., Ltd.                  15,574
   1,000    Kyudenko Co., Ltd.                            5,951
   3,000    Lion Corp.                                   10,447
   1,000    Maeda Road Construction Co.                   5,165
   1,000    Makino Milling Machine                        5,804
   2,000    Makita Corp.                                 23,009
  15,000    Marubeni Corp.                               17,742
   3,000    Maruha Corp.                                  2,711
   4,000    Marui Co.(a)                                 58,184
  22,000    Matsushita Electric Industrial Co.,
               Ltd.                                     299,809
   3,000    Meiji Milk Product Co., Ltd.                  7,053
   4,000    Meiji Seika Kaisha                           11,460
   4,000    Minebea Co.(a)                               32,648
   1,000    Misawa Homes Co.                              2,395
  23,000    Mitsubishi Chemical Corp.                    44,270
  16,000    Mitsubishi Corp.                             77,579
  22,000    Mitsubishi Electric Corp.                    33,941
  13,000    Mitsubishi Estate Co., Ltd.                  85,285
   5,000    Mitsubishi Gas Chemicals Co.                 11,277
  35,000    Mitsubishi Heavy Industries Ltd.            120,078
   2,000    Mitsubishi Logistc Corp.                     16,529
  12,000    Mitsubishi Material Corp.                    21,599
   5,000    Mitsubishi Oil Co.                            5,951
   3,000    Mitsubishi Paper Mills                        5,135
   6,000    Mitsubishi Rayon Co.                         14,634
  13,000    Mitsubishi Trading & Banking                 45,842
  16,000    Mitsui & Co                                  66,059
   8,000    Mitsui Engineering & Shipbuilding
               Co., Ltd.(a)                               5,642
   8,000    Mitsui Fudosan Co., Ltd.                     41,081
   8,000    Mitsui Marine & Fire Insurance Co.,
               Ltd.                                      32,912
   5,000    Mitsui Mining & Smelting Co.                 20,974
  11,000    Mitsui O.S.K. Lines                          15,920
   1,000    Mitsui Soko Co.                               2,645
  12,000    Mitsui Trust & Banking Co.                   10,667
   5,000    Mitsukoshi Ltd.                              10,285
   1,000    Mori Seiki Co.                               10,212
   2,000    Murata Manufacturing Co., Ltd.               67,734
   3,000    Mycal Corp.                                  17,191
   2,000    Nagase & Co.                                  7,170

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   8,000    Nagoya Railroad Co.                    $     24,096
     500    Namco Ltd.                                   11,571
   5,000    Nankai Electric Railway Co.                  20,019
  16,000    NEC Corp.                                   104,026
   4,000    NGK Insulators Ltd.                          38,055
   2,000    NGK Spark Plug Co.                           16,280
   5,000    Nichido Fire & Marine Insurance              22,076
   3,000    Nichirei Corp.                                5,069
   3,000    Nihon Cement Co.                              5,069
   4,000    Nikon Corp.                                  28,416
   1,000    Nippon Comsys Corp.                          10,079
  11,000    Nippon Express Co., Ltd.                     47,678
   6,000    Nippon Fire & Marine Insurance               19,174
   5,000    Nippon Light Metal Co., Ltd.                  4,555
   2,000    Nippon Meat Packers, Inc.                    23,244
  13,000    Nippon Oil Co.                               34,381
  10,000    Nippon Paper Industries Co.                  30,929
   1,000    Nippon Sharyo Ltd.                            1,984
   4,000    Nippon Sheet Glass Co.                        6,435
   3,000    Nippon Shinpan Co.                            3,967
   2,000    Nippon Shokubai Co.                           8,669
  72,000    Nippon Steel Corp.                          103,673
   3,000    Nippon Suisan Kaisha(a)                       2,887
     132    Nippon Telegraph & Telephone Corp.          964,884
  12,000    Nippon Yusen K.K.                            35,351
   3,000    Nishimatsu Construction Co.                  13,378
  26,000    Nissan Motor Co., Ltd.(a)                    72,583
   2,000    Nisshinbo Industries, Inc.                    6,612
   1,000    Nissin Food Products Co., Ltd.               15,501
   2,000    Nitto Denko Corp.                            23,509
  38,000    NKK Corp.                                    18,983
   2,000    NOF Corp.                                     3,012
  20,000    Nomura Securities Co., Ltd.                 143,991
   2,000    Noritake Co.                                  8,448
   6,000    NSK Ltd.                                     20,717
   5,000    NTN Corp.                                    12,673
   8,000    Obayashi Corp.                               28,504
   7,000    Odakyu Electric Railway                      19,542
  11,000    Oji Paper Co.                                37,254
   1,000    Okuma Corp.                                   4,408
   3,000    Okumura Corp.                                 9,146
   3,000    Olympus Optical Co.                    $     33,037
   3,000    Omron Corp.                                  29,863
   2,000    Onward Kashiyama & Co., Ltd.                 24,640
   3,000    Orient Corp.                                  5,642
     700    Orix Corp.                                   48,597
  26,000    Osaka Gas Co.                                66,280
     100    Oyo Corp.                                     1,387
   4,000    Penta-Ocean Construction                      7,111
   2,000    Pioneer Electronic Corp.                     33,132
   2,000    Q.P. Corp.                                   12,871
   3,000    Renown Inc.                                   1,433
   1,000    Rohm Co., Ltd.                               95,504
  38,000    Sakura Bank                                  55,833
   1,000    Sanden Corp.                                  5,973
   2,000    Sankyo Aluminium Industry Co.                 1,322
   5,000    Sankyo Co.                                  110,931
   1,000    Sanrio Co.(a)                                 9,477
   2,000    Sanwa Shutter Corp.                           7,611
  20,000    Sanyo Electric Co.                           52,454
   3,000    Sapporo Breweries                             9,256
   1,000    Secom Co., Ltd.                              62,445
   1,000    Sega Enterprises Ltd.                        16,897
   1,000    Seino Transportation Co.                      5,076
   2,000    Seiyu Ltd.                                    3,776
   6,000    Sekisui Chemical Corp., Ltd.                 22,833
   8,000    Sekisui House Ltd.                           65,178
  12,000    Sharp Corp.                                  71,672
     500    Shimachu Co.                                  7,530
   1,000    Shimano Inc.                                 22,701
   8,000    Shimizu Corp.                                21,099
   4,000    Shin-Etsu Chemical Co., Ltd.                 63,620
   4,000    Shionogi & Co.                               23,244
   4,000    Shiseido Co., Ltd.                           35,410
   8,000    Shizuoka Bank                                73,465
  11,000    Showa Denko KK                                7,273
   1,000    Skylark Co.                                   9,697
     700    SMC Corp.                                    47,517
   3,000    Snow Brand Milk Products                      9,102
   4,300    Sony Corp.                                  299,787
  33,000    Sumitomo Bank                               230,311
  18,000    Sumitomo Chemical Co., Ltd.                  53,820
  11,000    Sumitomo Corp.                               44,042
   7,000    Sumitomo Electric Industries                 67,984

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
   2,000    Sumitomo Forestry Co., Ltd.            $      9,830
   6,000    Sumitomo Heavy Industries Ltd.                9,345
   7,000    Sumitomo Marine & Fire Insurance Co.         33,683
  34,000    Sumitomo Metal Industries(a)                 31,972
   6,000    Sumitomo Metal Mining Co.                    18,998
   5,000    Sumitomo Osaka Cement Co.                     8,265
  10,000    Taisei Corp.                                 16,970
   4,000    Taisho Pharmacy Co., Ltd.                    84,337
   1,000    Taiyo Yuden Co.                               9,998
   2,000    Takara Shuzo Co.                              8,228
   1,000    Takara Standard Co., Ltd.                     6,862
   3,000    Takashimaya Co.                              19,196
   9,000    Takeda Chemical Industries                  241,331
   1,000    Takuma Co., Ltd.                              5,657
  10,000    Teijin Ltd.                                  26,447
   3,000    Teikoku Oil Co.                               8,155
   2,000    Toa Corp.                                     2,645
   9,000    Tobu Railway Co.                             21,488
   1,000    Toei Co.                                      2,351
     200    Toho Co.                                     20,555
   5,000    Tohoku Electrical Power Co., Inc.            74,199
  21,000    Tokai Bank                                   74,824
  16,000    Tokio Marine & Fire Insurance Co.           143,403
   2,000    Tokyo Broadcasting System Inc.               18,102
   2,000    Tokyo Dome Corp.                              8,081
  14,100    Tokyo Electric Power Co.                    270,357
   2,000    Tokyo Electron Ltd.                          48,927
  30,000    Tokyo Gas Co.                                63,253
   1,400    Tokyo Steel Manufacturing Co.                 4,926
   1,000    Tokyo Style Co.                               8,559
   2,000    Tokyo Tatemono Co., Ltd.                      1,910
   3,000    Tokyotokeiba Co.                              3,592
  11,000    Tokyu Corp.                                  24,567
   7,000    Toppan Printing Co.                          72,047
  15,000    Toray Industries Inc.                        61,159
   5,000    Tosoh Corp.                                   7,016
   2,000    Tostem Corp.                                 27,329
   4,000    Toto Ltd.                                    22,039
   2,000    Toyo Engineering                              1,837
   2,000    Toyo Seikan Kaisha                           26,080
   7,000    Toyobo Co.                                    7,817
   3,000    Toyoda Auto Loom Works Ltd.            $     46,283
  40,000    Toyota Motor Corp.                          896,268
   2,000    Tsubakimoto Chain Co.                         4,599
   8,000    Ube Industries Ltd.                           9,756
     600    Uni-Charm Corp.                              23,494
   5,000    Unitika Ltd.(a)                               2,939
   2,000    Uny Co.                                      31,443
   2,000    Wacoal Corp.                                 19,218
   2,000    Yamaguchi Bank                               18,219
   2,000    Yamaha Corp.                                 15,134
  12,000    Yamaichi Securities Co.(d)                        0
   3,000    Yamanouchi Pharmaceutical Co., Ltd.          64,796
   4,000    Yamato Transport Co.                         43,491
   2,000    Yamazaki Baking Co.                          19,057
  15,000    Yasuda Trust & Banking(a)                     7,714
   3,000    Yokogawa Electric Corp.                      12,254
                                                   ------------
                                                     12,643,717
                                                   ------------
------------------------------------------------------------
Malaysia--0.5%
  10,000    Amsteel Corp.                                   718
   6,000    Berjaya Land Berhad                           1,503
   2,000    Edaran Otomobil                               1,503
   8,000    Golden Hope Plants                            3,492
   6,000    Highlands & Lowlands                          2,121
   9,000    Ioi Corp.                                     2,354
   3,000    Jaya Tiasa Holdings                           1,503
   6,000    Kuala Lumpur Kepong Berhad                    4,707
  16,000    Magnum Corp. Berhad                           3,094
  10,000    Malayan Banking Berhad                        7,182
   4,000    Malaysia International Shipping
               Corp.                                      2,814
   1,000    Nestle Malay Berhad                           2,505
   3,200    Oriental Holdings Berhad                      2,369
   4,000    Perlis Plantations Berhad                     2,475
   8,800    Public Bank Berhad                            1,491
  10,000    Resorts World Berhad                          6,261
   2,200    Rothmans of Pall Mall Berhad                  6,644
     350    Silverstone Berhad(b)                             0
   6,000    Sime Darby Berhad                             2,807
  11,000    Telekom Malaysia Berhad                      12,155
  11,000    Tenaga Nasional Berhad                        7,414
  10,000    YTL Corp.                                     5,488
                                                   ------------
                                                         80,600
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

Portfolio of Investments as of      PRUDENTIAL INDEX SERIES FUND
September 30, 1998                  PRUDENTIAL PACIFIC INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                    Value (Note 1)
------------------------------------------------------------
New Zealand--0.7%
  27,900    Brierley Investments Ltd.              $      5,027
  16,000    Carter Holt Harvey Ltd.                      10,571
   3,300    Fletcher Challenge Building                   3,171
   3,400    Fletcher Challenge Energy, Ltd.               5,071
   8,000    Fletcher Challenge Forestry, Ltd.             1,642
   6,700    Fletcher Challenge Paper                      3,353
   5,500    Lion Nathan Ltd.                             13,213
  19,300    Telecom Corp. Of New Zealand                 73,896
                                                   ------------
                                                        115,944
                                                   ------------
------------------------------------------------------------
Singapore--2.3%
   8,000    City Developments Ltd.                       17,570
   1,000    Creative Technology Ltd.(a)                   9,200
   2,000    Cycle & Carriage Ltd.(a)                      3,241
  10,000    DBS Land, Ltd.                                6,945
   7,500    Development Bank of Singapore Ltd.           30,272
   3,000    First Capital Corp.                             890
   3,000    Fraser & Neave Ltd.                           6,446
   4,000    Hotel Properties Ltd.                           926
   2,000    Inchcape Motors Ltd.                          1,003
   2,000    Inchcape Marketing                              528
   8,000    Keppel Corp., Ltd.                            9,450
   3,000    Natsteel Ltd.                                 2,208
   7,000    Neptune Orient Lines Ltd.                     1,433
  12,000    Overseas Chinese Banking Corp., Ltd.         30,201
   1,000    Overseas Union Enterprise                     1,235
   3,000    Parkway Holdings Ltd.                         3,455
  14,000    S.T. Engineering(a)                          13,462
   1,000    Sembawang Shipyards Corp., Ltd.               1,668
  10,000    Singapore Airlines Ltd.                      54,906
   3,828    Singapore Press Holdings Ltd.                31,811
   7,000    Singapore Technologies Industrial
               Corp.                                      6,856
  64,000    Singapore Telecommunication                 107,128
   3,000    Straits Trading Co.(a)                        1,336
  10,000    United Overseas Bank Ltd.                    29,204
   6,000    United Overseas Land                          2,422
  10,000    United Industrial Corp.                       2,908
                                                   ------------
                                                        376,704
                                                   ------------
            Total common stocks
               (cost US$24,874,915)                  15,970,164
                                                   ------------
PREFERRED STOCKS--0.6%
Australia
  18,686    News Corp. Ltd.
               (cost US$80,671)                    $    104,028
WARRANTS(a)
Hong Kong
   2,000    Hong Kong & China Gas
            Warrants expiring September 1999
               @ HKD $12.27                                  91
     900    Hysan Development
            Warrants expiring April 1999
               @ HKD $16.00                                   1
   1,150    Wharf Holdings Ltd.
            Warrants expiring December 1999
               @ HKD $7.50                                   22
     800    Kumagai Gumi Ltd.
            Warrants expiring December 1999
               @ HKD $5.00                                   10
                                                   ------------
            Total Warrants                                  124
                                                   ------------
            Total long-term investments
               (cost US$24,955,586)                  16,074,316
                                                   ------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--0.2%
------------------------------------------------------------
U.S. Government Securities
United States
            United States Treasury Bills(c),
     $25    4.20%, 12/17/98
               (cost US$24,734)                          24,780
                                                   ------------
------------------------------------------------------------
Total Investments--97.9%
            (cost US$24,980,320; Note 4)             16,099,096
            Other assets in excess of
               liabilities--2.1%                        342,061
                                                   ------------
            Net Assets--100%                       $ 16,441,157
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) Issue in bankruptcy.
(c) Pledged as initial margin for financial futures contracts.
(d) Fair-valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Portfolio of Investments as of September 30, 1998
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 1998 was as follows:

Commercial Banking....................................   10.7%
Telecommunications....................................    9.4
Automobiles & Auto Parts..............................    8.7
Electronics...........................................    4.7
Appliances & Household Durables.......................    4.7
Electrical Utilities..................................    4.0
Drugs & Health Care...................................    4.0
Retail................................................    3.4
Real Estate...........................................    3.4
Diversified Industries................................    2.9
Chemicals.............................................    2.8
Railroads.............................................    2.5
Food & Beverages......................................    2.4
Financial Services....................................    2.2
Machinery & Equipment.................................    2.1
Building & Construction...............................    2.0
Oil & Gas.............................................    1.8
Photography...........................................    1.7
Insurance.............................................    1.7
Broadcasting & Other Media............................    1.6
Transportation & Warehousing..........................    1.5
Wholesale.............................................    1.4
Mining................................................    1.4
Printing & Publishing.................................    1.3
Iron & Steel..........................................    1.3
Office Equipment & Supplies...........................    1.2
Engineering & Construction............................    1.2
Electrical Equipment..................................    1.2%
Rubber................................................    1.1
Cosmetics & Toiletries................................    1.0
Computers.............................................    1.0
Electronic Components.................................    0.9
Airlines..............................................    0.8
Paper.................................................    0.6
Health Care/Acute.....................................    0.6
Building Materials & Components.......................    0.6
Property Investment...................................    0.4
Metals................................................    0.4
Glass Products........................................    0.4
Entertainment.........................................    0.4
Business Services.....................................    0.4
Hotels................................................    0.3
Diversified Resources.................................    0.3
U.S. Treasury Securities..............................    0.2
Gaming................................................    0.2
Containers............................................    0.2
Beverages.............................................    0.2
Apparel...............................................    0.2
Tobacco...............................................    0.1
Textiles..............................................    0.1
Paper & Packaging.....................................    0.1
Computer Software & Services..........................    0.1
Automobiles...........................................    0.1
Agriculture Sector....................................    0.1
                                                        -----
                                                         98.0%
Other assets in excess of liabilities.................    2.0
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

                                            PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $24,980,320)...............................................................         $ 16,099,096
Foreign currency, at value (cost $179,687).............................................................              168,132
Cash...................................................................................................                7,757
Receivable for investments sold........................................................................              130,077
Due from manager.......................................................................................              122,097
Dividends and interest receivable......................................................................               64,196
Receivable for Fund shares sold........................................................................                1,400
Other assets...........................................................................................                  221
                                                                                                             ------------------
   Total assets........................................................................................           16,592,976
                                                                                                             ------------------
Liabilities
Accrued expenses.......................................................................................               70,234
Payable for investments purchased......................................................................               68,750
Foreign withholding taxes payable......................................................................                8,677
Due to broker-variation margin.........................................................................                3,219
Payable for Fund shares repurchased....................................................................                  939
                                                                                                             ------------------
   Total liabilities...................................................................................              151,819
                                                                                                             ------------------
Net Assets.............................................................................................         $ 16,441,157
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     25,781
   Paid-in capital in excess of par....................................................................           25,556,412
                                                                                                             ------------------
                                                                                                                  25,582,193
   Undistributed net investment income.................................................................              149,497
   Accumulated net realized loss on investments........................................................             (389,881)
   Net unrealized depreciation on investments and foreign currencies...................................           (8,900,652)
                                                                                                             ------------------
Net assets, September 30, 1998.........................................................................         $ 16,441,157
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share
   ($16,441,157 / 2,578,120 shares of beneficial interest issued and outstanding)......................         $       6.38
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65
PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income                                1998
Income
   Dividends (net of foreign withholding taxes
      of $28,867).............................    $   270,050
   Interest...................................          3,787
                                                 -------------
      Total income............................        273,837
                                                 -------------
Expenses
   Management fee.............................         79,309
   Custodian's fees and expenses..............        200,000
   Registration fees..........................         55,000
   Legal fees and expenses....................         20,000
   Audit fees and expenses....................         18,000
   Reports to shareholders....................         15,000
   Trustees' fees.............................          7,000
   Transfer agent's fees and expenses.........            300
   Miscellaneous..............................          5,620
                                                 -------------
      Total operating expenses................        400,229
   Less: Expense subsidy (Note 2).............       (281,526)
                                                 -------------
      Net expenses............................        118,703
                                                 -------------
Net investment income.........................        155,134
                                                 -------------
Realized and Unrealized Loss on
Investments and Foreign Currency Transactions
Net realized loss on:
   Investment transactions....................       (358,357)
   Foreign currency transactions..............        (28,133)
   Financial futures contracts................        (10,919)
                                                 -------------
                                                     (397,409)
                                                 -------------
Net change in unrealized depreciation on:
   Investments................................     (8,581,191)
   Foreign currencies.........................         (3,727)
   Financial futures contracts................         (7,251)
                                                 -------------
                                                   (8,592,169)
                                                 -------------
Net loss on investments and foreign
   currencies.................................     (8,989,578)
                                                 -------------
Net Decrease in Net Assets
Resulting from Operations.....................    $(8,834,444)
                                                 -------------
                                                 -------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL PACIFIC INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                 September 24, 1997(a)
                                 Year Ended             Through
Increase (Decrease)             September 30,        September 30,
in Net Assets                       1998                 1997
Operations
   Net investment income......   $    155,134         $    53,553
   Net realized loss on
      investments and foreign
      currency transactions...       (397,409)            (46,210)
   Net change in unrealized
      depreciation on
      investments and foreign
      currencies..............     (8,592,169)           (308,483)
                                -------------    ---------------------
   Net decrease in net assets
      resulting from
      operations..............     (8,834,444)           (301,140)
                                -------------    ---------------------
Dividends from net investment
   income (Note 1)............        (25,244)                 --
                                -------------    ---------------------
Fund share transactions (Note
   5)
   Net proceeds from shares
      sold....................        942,289          25,000,200
   Net asset value of shares
      issued in reinvestment
      of dividends............         25,244                  --
   Cost of shares
      reacquired..............       (365,748)                 --
                                -------------    ---------------------
   Net increase in net assets
      from Fund share
      transactions............        601,785          25,000,200
                                -------------    ---------------------
Total increase (decrease).....     (8,257,903)         24,699,060
                                -------------    ---------------------
Net Assets
Beginning of period...........     24,699,060                   0
                                -------------    ---------------------
End of period(b)..............   $ 16,441,157         $24,699,060
                                -------------    ---------------------
                                -------------    ---------------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net
    investment income of......   $    149,497         $     7,343
                                -------------    ---------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66
                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Prudential Index Series Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds. Prudential Pacific Index Fund (the 'Fund') commenced investment operations on September 24, 1997 when 2,500,020 shares of beneficial interest of the Fund were sold for $25,000,200 to The Prudential Insurance Company of America ('The Prudential'). The investment objective of the Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region, currently the Morgan Stanley Capital International Pacific Free Index ('MSCI-PFI').
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker. U.S. Government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined by procedures established by the Company's Trustees. Due to current market conditions, the Company's Board of Directors reduced the valuation of securities held in Malaysian currency by 30 percent effective September 30, 1998.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year-end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
--------------------------------------------------------------------------------
                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial futures contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the aniticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $12,264, decrease accumulated net realized loss on investments by $7,528, and decrease paid-in-capital by $19,792 for certain expenses not being deductible for tax purposes and for net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Company. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Company, occupancy and certain clerical and bookkeeping costs of the Company. The Company bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
PIFM has agreed to subsidize the operating expenses of the Fund so that total Fund operating expenses do not exceed .60% on an annualized basis of the Fund's average daily net assets. This voluntary waiver may be terminated at any time without notice. For the year ended September 30, 1998, PIFM subsidized $281,526 of the expenses of the Fund (1.42% of average net assets $0.11 per share).
--------------------------------------------------------------------------------
                                      B-68

                                      PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements         PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
The Company had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Company through May 31, 1998. Prudential Investment Management Services ('PIMS') became the Company's distributor effective June 1, 1998 and is serving the Company under the same terms and conditions as under the arragement with PSI. No distribution or service fees are paid to PIMS as distributor of the Fund.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The
Prudential.
The Company, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $200 for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1998 were $1,057,544 and $302,382, respectively.
The cost basis of investments for federal income tax purposes at September 30, 1998 was $24,985,283 and, accordingly, net unrealized depreciation for federal income tax purposes was $8,886,187 (gross unrealized appreciation--$152,556; gross unrealized depreciation--$9,038,743).
The Fund elected to treat approximately $20,600 of net currency losses and $376,500 of net capital losses incurred during the 11-month period ended September 30, 1998 as having been incurred in the following fiscal year.
During the year ended September 30, 1998, the Fund entered into financial futures contracts. Details of open contracts as of September 30, 1998 are as follows:

                                                 Value at        Value at       Unrealized
  Number of                      Expiration    September 30,      Trade       Appreciation/
  Contracts          Type           Date           1998            Date       (Depreciation)
--------------    -----------    ----------    -------------     --------     --------------
Long Positions:
10                Nikkei 300     Dec. 1998       $ 149,647       $156,898        $ (7,251)
                                                                                   ------
                                                                                   ------

------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of Class Z shares of beneficial interest at $.001 par value per share. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors. Transactions in shares of beneficial interest for the fiscal year ended September 30, 1998 and for the period September 24, 1997 through September 30, 1997 were as follows:

                                                      Shares
                                                     ---------
Year ended September 30, 1998:
Shares sold........................................    122,342
Shares issued in reinvestment of dividends.........      3,333
Shares reacquired..................................    (47,575)
                                                     ---------
Net increase in shares outstanding.................     78,100
                                                     ---------
                                                     ---------
Period September 24, 1997* to
  September 30, 1997:
Shares sold........................................  2,500,020
                                                     ---------
Net increase in shares outstanding.................  2,500,020

---------------
  * Commencement of investment operations.

As of September 30, 1998, 2,530,305 of the outstanding shares were owned by The Prudential.
--------------------------------------------------------------------------------
                                      B-69

                                         PRUDENTIAL INDEX SERIES FUND
Financial Highlights                     PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------

                                                                                       Year Ended          September 24, 1997(a)
                                                                                      September 30,               Through
                                                                                          1998               September 30, 1997
                                                                                      -------------        ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................................        $  9.88                  $  10.00
                                                                                          ------                    ------
Income from investment operations
Net investment income(c).........................................................           0.06                      0.02
Net realized and unrealized loss on investment and foreign currency
   transactions..................................................................          (3.55)                    (0.14)
                                                                                          ------                    ------
   Total from investment operations..............................................          (3.49)                    (0.12)
                                                                                          ------                    ------
Less distributions
Dividends from net investment income.............................................           (.01)                     --
                                                                                          ------                    ------
Net asset value, end of period...................................................        $  6.38                  $   9.88
                                                                                          ------                    ------
                                                                                          ------                    ------
TOTAL RETURN(d)..................................................................         (35.54)%                   (1.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................................        $16,441                  $ 24,699
Average net assets (000).........................................................        $19,827                  $ 24,802
Ratios to average net assets: (c)
   Expenses......................................................................            .60%                      .60%(b)
   Net investment income.........................................................            .78%                    13.14%(b)
Portfolio turnover...............................................................              2%                        0%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-70

                                        PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants       PRUDENTIAL PACIFIC INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Prudential Index Series Fund--Prudential Pacific Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Pacific Index Fund (the 'Fund', one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period September 24, 1997 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.0%
COMMON STOCKS--93.0%
------------------------------------------------------------
Advertising--1.1%
  1,700    HA-LO Industries, Inc.(a)                 $    49,725
  2,900    True North Communications, Inc.                64,344
  2,500    Valassis Communications, Inc.                 100,000
                                                     -----------
                                                         214,069
------------------------------------------------------------
Aerospace--0.5%
  1,400    BE Aerospace, Inc.(a)                          30,800
  2,400    Orbital Sciences Corp.(a)                      67,350
  1,400    Trimble Navigation, Ltd.(a)                    14,088
                                                     -----------
                                                         112,238
------------------------------------------------------------
Airlines--0.8%
  4,350    Comair Holdings, Inc.                         125,062
  1,800    Mesa Air Group, Inc.(a)                         9,000
  1,500    SkyWest, Inc.                                  28,688
                                                     -----------
                                                         162,750
------------------------------------------------------------
Automobiles & Trucks--1.1%
  2,300    Breed Technologies, Inc.                       14,088
  1,100    Discount Auto Parts, Inc.(a)                   26,469
  4,600    Gentex Corp.                                   69,000
  1,200    Simpson Industries, Inc.                       12,075
  1,450    Smith (A.O.) Corp.                             28,456
    800    Spartan Motors, Inc.                            3,950
    800    Standard Motor Products, Inc.
             (Class 'A' Stock)                            19,500
  1,500    TBC Corp.(a)                                    9,000
  1,400    Titan International, Inc.                      15,575
  1,500    Wabash National Corp.                          22,125
                                                     -----------
                                                         220,238
------------------------------------------------------------
Banks and Savings & Loans--7.2%
  1,800    Astoria Financial Corp.(a)                     75,825
  1,000    Banknorth Group, Inc.                          29,250
  1,100    Carolina First Corp.                           24,338
  1,300    CCB Financial Corp.                       $   130,975
  1,800    Centura Banks, Inc.                           113,175
  1,475    Commerce Bancorp, Inc.                         58,355
  3,800    Commercial Federal Corp.(a)                    89,537
  1,890    Downey Financial Corp.                         45,006
  4,200    First Merit Corp.                              98,437
  2,000    First Midwest Bancorp, Inc.                    79,125
  2,000    FirstBank Puerto Rico(a)                       50,750
  2,857    HUBCO, Inc.                                    72,496
    600    JSB Financial, Inc.                            30,788
  3,400    Keystone Financial, Inc.                      100,725
  1,000    Premier Bancshares, Inc.                       21,250
  1,500    Queens County Savings Bank Corp.               40,125
  2,000    Riggs National Corp.                           49,000
  1,300    Silicon Valley Bancshares                      20,800
  2,600    St. Paul Bancorp, Inc.                         56,712
  2,300    Susquehanna Bancshares, Inc.                   43,413
  1,500    Trustco Bank Corp.                             40,219
  2,600    United Bankshares, Inc.                        67,112
  2,800    UST Corp.                                      59,150
  1,300    Whitney Holding Corp.                          54,275
                                                     -----------
                                                       1,450,838
------------------------------------------------------------
Broadcasting--0.4%
  1,200    Metro Networks, Inc.(a)                        43,950
  2,000    Westwood One, Inc.(a)                          35,750
                                                     -----------
                                                          79,700
------------------------------------------------------------
Chemicals--1.8%
  1,500    Cambrex Corp.                                  35,344
    600    Chemed Corp.                                   16,838
  1,200    Chemfirst, Inc.(a)                             21,150
  1,565    Enzo Biochem, Inc.                             10,955
  1,500    Geon Co.                                       26,625
  1,500    Lilly Industries, Inc. (Class 'A'
             Stock)                                       26,437
  1,700    MacDermid, Inc.                                51,425
  1,000    Material Sciences Corp.(a)                      8,750
    700    McWhorter Technologies, Inc.(a)                14,131

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Chemicals (cont'd.)
  1,700    Mississippi Chemical Corp.(a)             $    20,613
  1,700    OM Group, Inc.                                 47,919
    500    Penford Corp.                                   7,500
    600    Quaker Chemical Corp.                           9,375
  1,200    Scotts Co. (Class 'A'Stock)(a)                 36,750
  1,000    WD 40 Co.                                      23,937
                                                     -----------
                                                         357,749
------------------------------------------------------------
Commercial Services--3.4%
  1,750    AAR Corp.                                      34,344
  1,300    ABM Industries, Inc.                           38,025
  1,500    ADVO, Inc.                                     36,656
  2,100    Billing Concepts Corp.                         29,400
  2,400    Bowne & Co., Inc.                              40,650
  1,200    Catalina Marketing Corp.(a)                    56,400
  1,300    CDI Corp.                                      29,575
  2,000    Central Parking Corp.                         100,750
    700    Central Vermont Public Service Corp.            7,569
    900    Fair Issac & Co., Inc.                         30,037
  1,300    G & K Services, Inc. (Class 'A' Stock)         60,937
    700    Insurance Auto Auctions, Inc.(a)                8,750
  3,100    Interim Services, Inc.(a)                      63,744
  1,000    Merrill Corp.                                  15,687
  1,300    NFO Worldwide, Inc.(a)                         12,919
  1,700    Norrell Corp.                                  25,500
  1,600    Vantive Corp.                                   9,600
    900    Volt Information Sciences, Inc.(a)             17,944
  2,500    World Color Press, Inc.(a)                     77,500
                                                     -----------
                                                         695,987
------------------------------------------------------------
Computer Services--6.6%
  3,400    Acxiom Corp.(a)                                84,362
  2,800    American Management Systems, Inc.(a)           76,650
  1,400    Analysts International Corp.                   42,000
  1,400    BancTec, Inc.(a)                               19,950
  1,950    Boole & Babbage, Inc.(a)                       45,338
  1,800    BISYS Group, Inc.(a)                           79,425
  2,200    Cerner Corp.(a)                                58,987
  3,000    Ciber, Inc.                                    60,562
    800    Consolidated Graphics, Inc.                    30,400
    900    Customtracks Corp.                        $     4,669
  3,500    E Trade Group, Inc.                            65,406
  2,600    Harbinger Corp.(a)                             18,850
  1,300    Henry (Jack) & Associates, Inc.                62,075
  1,700    HNC Software, Inc.                             69,062
  1,300    Hutchinson Technology, Inc.                    22,263
  2,045    Hyperion Software Corp.                        44,351
  2,600    Macromedia, Inc.(a)                            42,250
  1,200    Mercury Interactive Corp.                      47,625
  1,000    Micros Systems, Inc.                           30,000
  2,300    National Data Corp.                            71,012
  2,200    National Instruments Corp.                     54,863
  1,600    Platinum Software Corp.(a)                     16,400
  1,050    Progress Software Corp.(a)                     27,169
  3,100    Read-Rite Corp.(a)                             24,219
  1,200    Scott Technologies, Inc.                       13,350
  3,000    System Software Associates, Inc.               15,188
  2,500    Technology Solutions Co.                       28,125
  1,000    Telxon Corp.                                   20,375
    600    Wall Data, Inc.(a)                              9,150
  3,100    Whittman Hart, Inc.                            56,962
  2,800    Xylan Corp.(a)                                 37,100
  1,600    Zebra Technologies Corp.
             (Class 'A' Stock)(a)                         53,600
                                                     -----------
                                                       1,331,738
------------------------------------------------------------
Computers--1.3%
  1,600    Auspex System, Inc.                             4,850
  1,300    Computer Task Group, Inc.                      38,106
    900    Digi International, Inc.                       11,025
  1,400    Exabyte Corp.(a)                                9,100
  1,400    Gerber Scientific, Inc.                        37,800
  1,200    MicroAge, Inc.(a)                              13,200
  2,000    National Computer Systems, Inc.                59,000
  1,400    Network Equipment Technologies, Inc.           14,000
  1,000    Standard Microsystems Corp.                     7,125
  2,700    Vanstar Corp.(a)                               26,663
  1,400    Xircom, Inc.                                   34,300
                                                     -----------
                                                         255,169

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Construction--0.6%
    500    Butler Manufacturing Co.(a)               $    11,563
  1,700    Insituform Technologies, Inc.(a)               22,525
  3,400    Morrison Knudsen Corp.
             (Class 'A' Stock)(a)                         36,550
    900    Southern Energy Homes, Inc.(a)                  6,300
  1,900    Standard Pacific Corp.                         26,837
    800    Stone & Webster, Inc.                          25,400
                                                     -----------
                                                         129,175
------------------------------------------------------------
Consumer Cyclical--2.1%
  1,300    Barnes Group, Inc.                             37,375
  3,200    Champion Enterprises, Inc.(a)                  74,400
  3,400    D.R. Horton, Inc.                              54,400
  1,900    Eagle Hardware & Garden, Inc.                  41,206
  1,700    Justin Industries, Inc.                        26,138
  1,100    Manitowoc Co., Inc.                            33,137
  2,400    Mueller Industries, Inc.(a)                    61,050
  1,200    Myers Industries, Inc.                         27,600
    700    Republic Group, Inc.                            9,319
  1,100    Standard Products Co.                          19,250
  2,700    Wolverine World Wide, Inc.                     29,362
  1,200    Wynns International, Inc.                      22,425
                                                     -----------
                                                         435,662
------------------------------------------------------------
Consumer Growth & Stable--1.3%
  3,100    Bio-Technology General Corp.(a)                20,537
  3,400    Caseys Gen Stores, Inc.                        51,000
    900    Cooper Companies, Inc.                         15,863
  4,500    DeVry, Inc.(a)                                105,469
  2,800    Dimon, Inc.                                    29,575
  1,500    Franklin Covey Co.                             29,344
  1,000    Nelson Thomas, Inc.                            12,750
                                                     -----------
                                                         264,538
------------------------------------------------------------
Containers & Packaging--0.5%
  2,300    Aptargroup, Inc.                               52,325
  1,600    Caraustar Industries, Inc.                     36,400
  1,750    Shorewood Packaging Corp.(a)                   23,625
                                                     -----------
                                                         112,350
------------------------------------------------------------
Cosmetics & Soaps--0.1%
  1,200    Natures Sunshine Products, Inc.           $    19,200
    900    USA Detergents, Inc.(a)                         7,200
                                                     -----------
                                                          26,400
------------------------------------------------------------
Distribution/Wholesalers--0.6%
  1,400    Applied Industrial Technologies, Inc.          22,838
  3,300    Brightpoint, Inc.                              25,369
    900    Castle (A.M.) & Co.                            13,556
    300    Global Motorsport Group, Inc.                   4,556
  1,500    Hughes Supply, Inc.                            42,750
    700    Lawson Products, Inc.                          15,400
    500    Swiss Army Brands, Inc.                         5,000
                                                     -----------
                                                         129,469
------------------------------------------------------------
Drugs & Medical Supplies--6.3%
  1,200    ADAC Laboratories                              28,800
  2,500    Advanced Tissue Sciences, Inc.(a)               7,578
  2,000    Alliance Pharmaceutical Corp.                   6,125
  1,700    Alpharma, Inc. (Class 'A'Stock)                44,625
  1,900    Ballard Medical Products                       38,119
  1,400    Bindley Western Industries, Inc.               46,200
  1,800    Cephalon, Inc.(a)                              13,162
  1,500    Coherent, Inc.(a)                              14,016
  1,500    COR Therapeutics, Inc.(a)                      11,625
  1,300    Cygnus, Inc.(a)                                 4,550
    800    Hologic, Inc.(a)                               10,400
  2,500    IDEXX Laboratories, Inc.(a)                    59,687
  1,400    Immune Response Corp.                          16,100
  1,700    Incyte Pharmaceuticals, Inc.(a)                36,125
  2,100    Invacare Corp.                                 49,350
  1,900    Jones Pharmaceutical, Inc.                     54,625
  1,800    Medimmune, Inc.(a)                            116,550
  1,600    Mentor Corp.                                   18,200
  1,100    Molecular Biosystems, Inc.(a)                   4,675
  4,400    NBTY, Inc.(a)                                  34,650
  2,000    North American Vaccine, Inc.(a)                22,000
  1,300    Noven Pharmaceuticals, Inc.(a)                  5,850
  2,100    Owens & Minor, Inc.                            24,412
  1,600    Parexel International Corp.                    62,400
  2,250    Patterson Dental Co.(a)                        83,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-74

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Drugs & Medical Supplies (cont'd.)
  1,600    Pharmaceutical Product Development,
             Inc.                                    $    44,800
  1,200    Protein Design Labs, Inc.(a)                   28,800
  2,000    Regeneron Pharmaceuticals, Inc.(a)             15,375
  1,300    Resound Corp.(a)                                5,525
  2,100    Respironics, Inc.(a)                           23,625
  1,900    Roberts Pharmaceutical Corp.                   36,337
  3,500    Safeskin Corp.(a)                             110,469
  2,000    Sequus Pharmaceuticals, Inc.(a)                19,375
    600    SpaceLabs Medical, Inc.(a)                      9,300
  2,000    Summit Technology, Inc.(a)                      7,438
  1,300    Sunrise Medical, Inc.(a)                       13,000
    700    Syncor International Corp.(a)                  11,594
  1,300    TheraTech, Inc.(a)                             11,862
  1,500    US Bioscience, Inc.(a)                         10,688
  1,600    Vertex Pharmaceuticals, Inc.(a)                36,800
  1,000    VISX, Inc.(a)                                  67,000
    800    Vital Signs, Inc.                              13,250
                                                     -----------
                                                       1,278,312
------------------------------------------------------------
Electrical Equipment--3.1%
    800    Analogic Corp.                                 27,600
  3,100    Anixter International, Inc.(a)                 48,244
  1,500    Applied Magnetics Corp.                         6,375
  2,400    Baldor Electric Co.                            52,500
  1,700    Belden, Inc.                                   22,844
  2,350    Burr-Brown Corp.                               39,950
  2,400    C-Cube Microsystems, Inc.(a)                   42,000
  2,600    Cognex Corp.                                   30,225
    700    Electro Scientific Industries, Inc.(a)         11,113
  1,200    Electroglas, Inc.(a)                           10,425
  1,500    Etec Systems, Inc.(a)                          39,094
    800    Hadco Corp.(a)                                 19,400
    650    Harmon Industries, Inc.                        14,300
  1,400    Helix Technology Corp.                         13,825
    900    Innovex, Inc.                                  10,913
  1,200    Juno Lighting, Inc.                            26,850
  2,500    KEMET Corp.(a)                                 27,812
  1,700    Kent Electronics Corp.(a)                      17,000
  3,300    Komag, Inc.(a)                                 10,106
  1,100    Kuhlman Corp.                                  35,681
  1,500    Kulicke & Soffa Industries, Inc.(a)       $    20,437
  2,200    Novellus Systems, Inc.                         57,750
  1,000    Technitrol, Inc.                               20,000
  1,500    Valence Technology, Inc.(a)                     6,375
  2,700    Vicor Corp.(a)                                 22,106
                                                     -----------
                                                         632,925
------------------------------------------------------------
Electronics--3.3%
    800    Alliant Techsystems, Inc.                      53,000
    600    Bell Industries, Inc.                           7,163
    700    Benchmark Electronics, Inc.(a)                 15,969
  1,700    BMC Industries, Inc.                           10,200
  1,850    Cable Design Technologies Corp.(a)             23,587
  2,100    Checkpoint Systems, Inc.                       18,244
    900    CTS Corp.                                      26,550
  1,900    Dallas Semiconductor Corp.                     51,300
  2,900    Digital Microwave Corp.                         8,881
  1,400    Dionex Corp.(a)                                32,550
  1,300    Envoy Corp.                                    28,437
  2,000    Filenet Corp.                                  28,000
  1,300    Harman International Industries, Inc.          47,694
    800    Integrated Circuit Systems, Inc.(a)             7,975
    900    Itron, Inc.(a)                                  5,963
  1,100    Marshall Industries(a)                         24,269
  2,200    Methode Eletronics, Inc. (Class 'A'
             Stock)                                       33,000
    700    Park Electrochemical Corp.                      9,537
  1,500    Photronics, Inc.(a)                            19,125
  1,700    Pioneer-Standard Electronics, Inc.             10,731
    900    Plexus Corp.(a)                                17,437
  3,200    S3, Inc.(a)                                     9,200
  2,700    Sanmina Corp.(a)                               75,937
  1,000    SpeedFam International, Inc.(a)                10,750
    500    Three-Five Systems, Inc.(a)                     3,594
  1,300    Ultratech Stepper, Inc.(a)                     19,744
  2,000    Unitrode Corp.(a)                              21,250
  2,900    VLSI Technology, Inc.(a)                       22,112
    500    Watkins Johnson Co.                             9,313
    700    Whittaker Corp.                                10,369
  1,300    X-Rite, Inc.                                   13,000
                                                     -----------
                                                         674,881

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-75

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Environmental Services--0.2%
  1,100    Dames & Moore, Inc.                       $    11,550
  1,000    Ionics, Inc.(a)                                26,500
    900    TETRA Technologies, Inc.(a)                    10,800
                                                     -----------
                                                          48,850
------------------------------------------------------------
Exploration & Production--0.3%
  2,400    Newfield Exploration Co.(a)                    54,000
------------------------------------------------------------
Financial Services--4.4%
  2,100    Americredit Corp.                              51,188
  2,100    Capital Resources Corp.                        57,487
  1,500    CMAC Investment Corp.                          65,250
  1,500    Cullen/Frost Bankers, Inc.                     72,375
    800    Dain Rauscher Corp.                            25,200
  1,300    Delphi Financial Group, Inc.(a)                51,188
  2,400    Eaton Vance Corp.                              55,350
  1,100    Gallagher (Arthur J.) & Co.                    45,375
  3,600    Legg Mason, Inc.                               94,725
  1,800    Orion Capital Corp.                            64,237
  1,600    Pioneer Group, Inc.                            26,400
  1,478    Primark Corp.(a)                               45,079
  3,150    Raymond James Financial, Inc.                  66,150
  1,200    SEI Investments Corp.                          83,400
  1,200    U.S. Trust Corp.                               79,650
                                                     -----------
                                                         883,054
------------------------------------------------------------
Food & Beverage--2.3%
  1,300    Canandaigua Wine, Inc.
             (Class 'A' Stock)(a)                         51,350
  4,200    Chiquita Brands International, Inc.            44,363
    500    Coca-Cola Bottling Co.                         30,000
  2,700    Earthgrains Co.                                83,531
  2,400    Fleming, Inc.                                  29,400
    600    J & J Snack Foods Corp.(a)                     11,100
    700    Nash-Finch Co.                                 10,281
  2,100    Ralcorp Holdings, Inc.                         29,400
  3,200    Richfood Holdings, Inc.                        49,200
  2,500    Smithfield Foods, Inc.(a)                      44,219
  1,800    Whole Foods Market, Inc.                       75,825
                                                     -----------
                                                         458,669
------------------------------------------------------------
Forest Products--0.1%
    900    Pope & Talbot, Inc.                       $     8,775
  1,300    Universal Forest Products, Inc.                20,638
                                                     -----------
                                                          29,413
------------------------------------------------------------
Furniture--1.4%
    800    Bassett Furniture Industries, Inc.             23,400
    700    Dixie Group, Inc.                               4,550
  2,000    Ethan Allen Interiors, Inc.(a)                 72,500
  3,400    La-Z-Boy, Inc.                                 66,725
  3,400    Mohawk Industries, Inc.(a)                     93,075
  1,000    Thomas Industries, Inc.                        21,437
                                                     -----------
                                                         281,687
------------------------------------------------------------
Health Care--2.1%
  1,500    Access Health, Inc.                            55,312
  2,000    American Oncology Resources, Inc.              20,250
  3,700    Coventry Healthcare, Inc.(a)                   24,513
    800    Curative Health Services, Inc.                 24,500
  1,000    Datascope Corp.                                22,125
    900    Diagnostic Products Corp.                      24,019
    700    Hauser, Inc.                                    2,800
  2,954    Integrated Health Services, Inc.               49,664
  2,400    Liposome Co., Inc.(a)                          13,650
  2,000    Magellan Health Services, Inc.                 21,625
  1,200    NCS Healthcare, Inc.                           21,150
    800    Pharmaceutical Marketing Services               7,200
  2,700    Renal Care Group, Inc.(a)                      69,187
  1,700    Sierra Health Services, Inc.(a)                33,469
  1,600    Sola International, Inc.(a)                    28,700
                                                     -----------
                                                         418,164
------------------------------------------------------------
Hospitals/Hospital Management--1.5%
  2,200    Genesis Health Ventures, Inc.(a)               26,950
  4,512    Mariner Post-Acute Network, Inc.               23,124
  1,100    Marquette Medical Systems, Inc.                47,781
  3,100    Orthodontic Centers of America, Inc.(a)        51,731
  1,000    Pediatrix Medical Group, Inc.(a)               44,875
  4,300    PhyCor, Inc.(a)                                21,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-76

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Hospitals/Hospital Management (cont'd.)
  2,100    Universal Health Services, Inc.
             (Class 'B' Stock)(a)                    $    87,675
                                                     -----------
                                                         303,636
------------------------------------------------------------
Housing Related--0.9%
  2,500    Fedders USA, Corp.                             12,813
  1,100    M.D.C. Holdings, Inc.                          20,281
    500    National Presto Industries, Inc.               18,750
  1,100    Oak Industries, Inc.                           29,700
  3,000    Oakwood Homes Corp.                            39,375
    900    Ryland Group, Inc.                             21,937
    600    Skyline Corp.                                  17,400
    700    U.S. Home Corp.                                20,563
                                                     -----------
                                                         180,819
------------------------------------------------------------
Insurance--5.2%
  2,100    Allied Group, Inc.                            100,931
  2,700    American Bankers Insurance Group, Inc.        114,750
  2,700    AMRESCO, Inc.                                  20,250
    600    Compdent Corp.(a)                               8,175
  2,400    Enhance Financial Services Group, Inc.         70,950
    700    Executive Risk, Inc.                           31,544
  1,580    Fidelity National Financial, Inc.              53,424
  3,500    First American Financial Corp.                112,000
  2,300    Fremont General Corp.                         110,400
  2,400    Frontier Insurance Group, Inc.                 31,800
    700    Galey & Lord, Inc.                              8,356
    800    Hilb, Rogal & Hamilton Co.                     15,100
  1,100    Life Resources Corp.                          101,131
  2,600    Mutual Risk Management Ltd.                    91,975
  1,200    NAC RE Corp.                                   59,100
  1,200    Protective Life Corp.                          43,200
  1,900    Selective Insurance Group, Inc.                36,337
    700    Trenwick Group, Inc.                           20,388
  1,100    Zenith National Insurance Corp.                27,569
                                                     -----------
                                                       1,057,380
------------------------------------------------------------
Leisure--1.9%
  1,800    Arctic Cat, Inc.                          $    16,087
  2,900    Aztar Corp.(a)                                 11,238
    700    Carmike Cinemas, Inc. (Class 'A'
             Stock)(a)                                    12,863
  1,600    Family Golf Centers, Inc.(a)                   28,400
  1,100    Galoob Toys, Inc.(a)                           12,513
    500    GC Companies, Inc.(a)                          19,312
  2,700    Grand Casinos, Inc.(a)                         21,431
  1,700    Hollywood Park, Inc.(a)                        17,637
    800    Huffy Corp.                                    11,300
  1,000    K2, Inc.(a)                                    17,687
  1,950    Marcus Corp.                                   30,225
  2,436    Midway Games, Inc.                             28,471
  2,000    Players International, Inc.(a)                  9,500
  1,800    Polaris Industries, Inc.                       55,800
  1,800    Primadonna Resorts, Inc.                       13,838
  3,400    Prime Hospitality Corp.(a)                     23,800
  1,700    Sturm Ruger & Co., Inc.                        26,562
    750    Thor Industries, Inc.                          15,938
  1,500    Winnebago Industries, Inc.                     16,875
                                                     -----------
                                                         389,477
------------------------------------------------------------
Machinery--1.9%
  2,495    Applied Power, Inc. (Class 'A' Stock)          68,145
    600    Astec Industries, Inc.(a)                      25,575
    900    Flow International Corp.(a)                     8,325
  1,400    Graco, Inc.                                    32,550
  1,800    Halter Marine Group, Inc.                      20,475
  2,900    JLG Industries, Inc.                           46,219
    900    Lindsay Manufacturing Co.(a)                   13,387
  3,200    Paxar Corp.                                    28,400
  1,300    Regal Beloit Corp.                             28,925
    600    Rival Co.                                       4,800
    700    Robbins & Myers, Inc.                          14,831
  2,000    Roper Industries, Inc.                         34,750
  1,400    Royal Appliance Manufacturing Co.(a)            5,425
    800    SPX Corp.                                      33,050
    800    Toro Co.                                       16,550
                                                     -----------
                                                         381,407

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-77

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Metals - Ferrous--0.4%
    700    Acme Metals, Inc.(a)                      $     1,706
  1,800    Birmingham Steel Corp.                         14,288
    900    Commercial Metals Co.                          20,700
  1,500    Northwestern Steel & Wire Co.(a)                2,953
    900    Quanex Corp.                                   17,831
    800    Steel Technologies, Inc.                        5,800
  1,200    WHX Corp.(a)                                   15,450
                                                     -----------
                                                          78,728
------------------------------------------------------------
Metals - Nonferrous--0.3%
    600    Amcast Industrial Corp.                         8,813
  1,800    AMCOL International Corp.                      20,475
  1,000    Commonwealth Industries, Inc.                   8,125
  3,500    Hecla Mining Co.(a)                            17,719
  1,100    IMCO Recycling, Inc.(a)                        15,606
                                                     -----------
                                                          70,738
------------------------------------------------------------
Mineral Resources--1.9%
  2,300    Dekalb Genetics Corp.                         211,600
  2,466    Delta & Pine Land Co.                         108,504
    900    Dravo Corp.                                    11,362
    500    Kronos, Inc.(a)                                18,500
    700    Lone Star Industries, Inc.                     41,825
                                                     -----------
                                                         391,791
------------------------------------------------------------
Miscellaneous Basic Industry--3.1%
  1,800    Apogee Enterprises, Inc.                       22,050
  2,500    Blount International, Inc.
             (Class 'A' Stock)                            59,375
  1,500    Clarcor, Inc.                                  23,063
  2,300    Corn Products International, Inc.              58,075
    600    CPI Corp.                                      14,212
  1,000    Gibson Greetings, Inc.(a)                      20,313
  1,400    Global Industrial Technologies, Inc.            9,800
  1,900    Griffon Corp.(a)                               16,625
    500    Insteel Industries, Inc.                        2,406
  3,400    Interface, Inc.                                40,800
    816    Intermagnetics General Corp.                    5,712
  1,600    Intermet Corp.(a)                              20,300
  1,500    Kaman Corp.                                    25,687
    800    LSB Industies, Inc.                       $     2,700
  1,000    Lydall, Inc.(a)                                10,250
  1,000    O'Sullivan Corp.                                8,500
  1,400    Pre Paid Legal Services, Inc.                  35,787
    800    SPS Technologies, Inc.(a)                      37,250
    800    Standex International Corp.                    19,100
  1,800    Superior Services, Inc.                        50,737
  1,400    Texas Industries, Inc.                         35,175
  2,400    Tredegar Industries, Inc.                      43,950
  1,800    Valmont Industries, Inc.                       22,050
    600    Walbro Corp.                                    4,838
  1,400    Watsco, Inc.                                   21,000
    900    Wolverine Tube, Inc.(a)                        18,956
                                                     -----------
                                                         628,711
------------------------------------------------------------
Office Equipment & Supplies--0.3%
  2,000    John H. Harland Co.                            27,125
    400    Nashua Corp.                                    5,900
    900    New England Business Service, Inc.             27,844
                                                     -----------
                                                          60,869
------------------------------------------------------------
Oil & Gas--1.7%
  1,900    Benton Oil & Gas Co.(a)                        10,806
  1,600    Cabot Oil & Gas Corp. (Class 'A' Stock)        24,400
    700    Cascade Natural Gas Corp.                      11,550
  1,000    Cross (A.T.) Co. (Class 'A' Stock)              7,125
  2,900    Cross Timbers Oil Co.                          43,681
  1,200    HS Resources, Inc.                             13,725
  1,700    Northwest Natural Gas Co.                      47,016
  6,700    Santa Fe Energy Resources, Inc.(a)             63,231
  2,100    Snyder Oil Corp.                               33,469
  2,000    Southwest Gas Corp.                            40,875
  3,300    Vintage Petroleum, Inc.                        37,950
    600    Wiser Oil Co.                                   3,188
                                                     -----------
                                                         337,016
------------------------------------------------------------
Oil & Gas Services--1.8%
  2,100    Barrett Resources Corp.(a)                     42,394
  1,100    Daniel Industries, Inc.                        15,056
  2,100    Devon Energy Corp.                             69,169
  2,800    Input/Output, Inc.(a)                          22,225
  1,400    Oceaneering International, Inc.(a)             19,950

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-78

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Services (cont'd.)
  1,400    Offshore Logistics, Inc.(a)               $    17,675
    600    Pennsylvania Enterprises, Inc.                 15,000
  1,100    Plains Resources, Inc.(a)                      18,562
  2,500    Pogo Producing Co.                             37,344
  1,300    Pool Energy Services Co.(a)                    11,863
  3,200    Pride International, Inc.                      25,600
  1,300    Remington Oil And Gas Corp.
             (Class 'B' Stock)(a)                          5,606
  1,400    Seitel, Inc.(a)                                15,137
  1,600    Southwestern Energy Co.                        13,600
    700    St. Mary Land & Exploration Co.                16,712
  3,000    Tuboscope Vetco International, Inc.(a)         34,875
                                                     -----------
                                                         380,768
------------------------------------------------------------
Paper and Related Products--0.5%
  1,400    Brady (W.H.) Co. (Class 'A' Stock)             29,050
  2,400    Buckeye Technologies, Inc.(a)                  43,350
  1,000    Schweitzer-Mauduit International, Inc.         21,750
                                                     -----------
                                                          94,150
------------------------------------------------------------
Precious Metals--0.5%
  1,400    Coeur d'Alene Mines Corp.                      10,238
  1,900    Getchell Gold Corp.(a)                         40,019
  2,000    Glamis Gold Ltd.                                5,125
  1,300    Stillwater Mining Co.(a)                       41,031
                                                     -----------
                                                          96,413
------------------------------------------------------------
Real Estate - Developers--0.3%
  2,500    Toll Brothers, Inc.(a)                         57,344
------------------------------------------------------------
Restaurants--2.2%
  2,000    Applebee's International, Inc.                 41,750
    800    Au Bon Pain Co., Inc.
             (Class 'A' Stock)(a)                          4,875
  1,200    CEC Entertainment, Inc.                        24,300
  1,300    Cheesecake Factory, Inc.(a)                    20,150
  3,150    CKE Restaurants, Inc.                          93,712
  1,325    Consolidated Products, Inc.                    23,270
  2,500    Foodmaker, Inc.(a)                             39,219
    600    IHOP Corp.                                $    22,125
  1,900    Landry's Seafood Restaurants, Inc.             12,825
  1,500    Luby's Cafeterias, Inc.                        24,188
  2,100    Ruby Tuesday, Inc.(a)                          31,762
  2,800    Ryan's Family Steak Houses, Inc.(a)            33,425
  3,100    Shoney's, Inc.                                  5,813
  1,200    Sonic Corp.(a)                                 21,000
    100    Taco Cabana, Inc.(a)                              606
  1,500    TCBY Enterprises, Inc.                          9,188
  1,900    TriArc Companies, Inc.
             (Class 'A' Stock)(a)                         29,569
                                                     -----------
                                                         437,777
------------------------------------------------------------
Retail--5.0%
  1,700    AnnTaylor Stores Corp.(a)                      34,531
  2,400    Bombay Company, Inc.(a)                        12,750
  1,100    Books-A-Million, Inc.(a)                        2,819
  1,100    Brown Group, Inc.                              16,913
    800    Building Materials Holdings Corp.(a)           10,500
  1,500    Cash America International, Inc.               16,688
  1,700    Cato Corp. (Class 'A' Stock)                   19,762
    500    Damark International, Inc.
             (Class 'A' Stock)(a)                          3,625
  1,500    Dress Barn, Inc.(a)                            18,187
  1,100    Express Scripts, Inc. (Class 'A' Stock)        90,475
  1,300    Filene's Basement Corp.(a)                      2,275
  1,700    Footstar, Inc.(a)                              38,569
  2,200    Goody's Family Clothing, Inc.                  26,400
    700    Gottschalks, Inc.(a)                            5,119
  1,300    Hancock Fabrics, Inc.                          12,513
    900    J. Baker, Inc.(a)                               4,050
  1,800    Jan Bell Marketing, Inc.                       11,700
  1,200    Jo Ann Stores, Inc.                            26,700
  1,900    Just For Feet, Inc.                            24,225
    300    K-Swiss, Inc. (Class 'A' Stock)                 6,975
  1,100    Lechters, Inc.(a)                               3,781
    600    Lillian Vernon Corp.                            8,138
  2,600    Linens N Things, Inc.                          71,500
  2,000    Michaels Stores, Inc.(a)                       51,000
  1,400    O'Reilly Automotive, Inc.(a)                   50,750
    245    Payless Cashways, Inc.                            260
  6,600    Pier 1 Imports, Inc.                           49,500
  1,600    Regis Corp.                                    50,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-79

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
  1,400    Russ Berrie & Co., Inc.                   $    26,687
  1,700    Shopko Stores, Inc.                            55,250
  2,000    Sports Authority, Inc.                         15,250
  2,900    Stein Mart, Inc.(a)                            23,200
  3,000    Stride Rite Corp.                              24,562
  2,200    The Men's Wearhouse, Inc.                      37,950
    700    Timberland Co. (Class 'A' Stock)               25,550
  3,600    Williams-Sonoma, Inc.(a)                       76,725
  2,400    Zale Corp.                                     61,500
                                                     -----------
                                                       1,016,779
------------------------------------------------------------
Telecommunications--2.9%
  1,700    Allen Telecom, Inc.(a)                         11,369
  3,400    Aspect Telecommunications Corp.(a)             81,600
  1,600    Avid Technology, Inc.(a)                       38,100
    800    BroadBand Technologies, Inc.(a)                 2,250
    600    C-Cor Electronics, Inc.                         7,725
  1,000    California Microwave, Inc.(a)                   8,250
    500    Centigram Communications Corp.(a)               3,938
  3,100    Commscope, Inc.                                35,844
  1,000    Dialogic Corp.                                 27,875
  3,000    General Communication, Inc.(a)                 11,062
  2,300    General Semiconductor, Inc.                    13,800
  1,700    Intermediate Telephone, Inc.                   21,994
  3,200    International Rectifier Corp.(a)               16,400
    900    InterVoice, Inc.(a)                            20,644
  1,500    Lattice Semiconductor Corp.(a)                 37,125
    917    Nova Corp.                                     28,125
  2,700    P-COM, Inc.(a)                                 10,547
  2,400    Picturetel Corp.(a)                            15,450
  1,000    Symmetricom, Inc.(a)                            5,250
  1,400    TCSI Corp.(a)                                   4,069
  4,200    Tele-Save Holdings, Inc.                       46,987
  1,100    TJ International, Inc.                         20,625
  4,700    Vitesse Semiconductor Corp.(a)                111,037
                                                     -----------
                                                         580,066
------------------------------------------------------------
Textiles--1.6%
    600    Angelica Corp.                                  9,638
    900    Ashworth, Inc.(a)                               6,075
  1,400    Authentic Fitness Corp.                   $    21,350
  1,700    Cone Mills Corp.(a)                             8,500
    900    Cyrk, Inc.                                      9,450
  1,600    Delta Woodside Industries, Inc.                 6,300
  1,600    Guilford Mills, Inc.                           23,800
  1,600    Gymboree Corp.(a)                              12,000
    500    Haggar Corp.                                    5,500
  2,200    Hartmarx Corp.(a)                              14,438
    700    Johnston Industies, Inc.                        2,231
  1,400    Kellwood Co.                                   37,625
  2,700    Nautica Enterprises, Inc.(a)                   50,456
  1,200    Oshkosh B'Gosh, Inc. (Class 'A' Stock)         24,900
    600    Oxford Industries, Inc.                        18,450
  1,700    Phillips-Van Heusen Corp.                      16,150
    934    Pillowtex Corp.                                27,436
  1,100    St. John Knits, Inc.                           17,737
  1,900    Tultex Corp.                                    3,325
                                                     -----------
                                                         315,361
------------------------------------------------------------
Transportation/Trucking/Shipping--1.9%
  2,200    Air Express International Corp.                35,200
  2,000    American Freightways, Inc.                     15,000
  1,200    Arkansas Best Corp.                             6,900
  1,600    Expeditors International of Washington,
             Inc.                                         44,400
  2,300    Fritz Companies, Inc.                          15,669
  1,100    Frozen Food Express Industries, Inc.            7,425
  1,900    Heartland Express, Inc.(a)                     31,350
  1,300    Kirby Corp.(a)                                 27,300
    700    Landstar Systems, Inc.(a)                      19,731
    800    M.S. Carriers, Inc.(a)                         15,900
  1,300    Pittston Burlington Group                       9,669
    600    Railtex, Inc.                                   7,050
  3,900    Rollins Truck Leasing Corp.                    43,631
    900    Rural/Metro Corp.                               7,200
  1,700    USFreightways Corp.                            33,787
  3,125    Werner Enterprises, Inc.                       49,219
  1,700    Yellow Corp. (b)                               22,950
                                                     -----------
                                                         392,381

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-80

                                               PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                               PRUDENTIAL SMALL-CAP INDEX FUND
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric--4.1%
    500    Aquarion Co.                              $    16,844
  2,000    Atmos Energy Corp.                             57,125
    500    Bangor Hydro-Electric Co.(a)                    4,875
  1,200    Central Hudson Gas & Electric Co.              50,250
    900    CILCORP, Inc.                                  47,194
  1,400    Commonwealth Energy Systems                    50,925
    600    Connecticut Energy Corp.                       16,200
    600    Consumers Water Co.                            17,100
  1,300    Eastern Utilities Associates                   33,963
  1,800    Energen Corp.                                  34,200
    300    Green Mountain Power Corp.                      3,431
  1,900    KCS Energy, Inc.                                9,738
  1,300    New Jersey Resources Corp.                     46,312
    900    Orange & Rockland Utilities, Inc.              49,387
  1,800    Philadelphia Suburban Corp.                    48,262
  2,000    Piedmont Natural Gas, Inc.                     67,750
  1,300    Public Service Co., Inc.                       30,063
  2,000    Sierra Pacific Resources                       77,625
    900    The United Illuminating Co.                    47,025
    800    TNP Enterprises, Inc.                          27,950
  2,400    United Water Resources, Inc.                   40,800
  2,400    Wicor, Inc.                                    57,300
                                                     -----------
                                                         834,319
------------------------------------------------------------
Utilities - Water--0.1%
    600    American States Water Co.                      15,900
                                                     -----------
           Total long-term investments
             (cost $23,886,281)                       18,839,855
SHORT-TERM INVESTMENTS--6.4%
------------------------------------------------------------
U.S. GOVERNMENT SECURITY--0.5%
   $100    United States Treasury Bill,
             4.66%, 12/17/98(b)
             (cost $99,003)                          $    99,003
------------------------------------------------------------
REPURCHASE AGREEMENT--5.9%
  1,186    Joint Repurchase Agreement Account,
             5.52%, 10/1/98 (Note 5)
             (cost $1,186,000)                         1,186,000
                                                     -----------
           Total short-term investments
             (cost $1,285,003)                         1,285,003
------------------------------------------------------------
Total Investments--99.4%
           (cost $25,171,283; Note 4)                 20,124,858
           Other assets in excess of
             liabilities--0.6%                           130,829
                                                     -----------
           Net Assets--100%                          $20,255,687
                                                     -----------
                                                     -----------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-81

                                                PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities             PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $25,171,283)................................................................      $    20,124,858
Cash....................................................................................................                  229
Receivable for investments sold.........................................................................              167,455
Receivable from Manager.................................................................................              132,136
Receivable for Fund shares sold.........................................................................               28,616
Dividends and interest receivable.......................................................................               11,222
Other assets............................................................................................                  276
                                                                                                              ------------------
   Total assets.........................................................................................           20,464,792
                                                                                                              ------------------
Liabilities
Accrued expenses and other liabilities..................................................................               93,461
Payable for investments purchased.......................................................................               71,596
Due to broker-variation margin..........................................................................               28,345
Payable for Fund shares repurchased.....................................................................               15,703
                                                                                                              ------------------
   Total liabilities....................................................................................              209,105
                                                                                                              ------------------
Net Assets..............................................................................................      $    20,255,687
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................      $        25,023
   Paid-in capital in excess of par.....................................................................           24,794,115
                                                                                                              ------------------
                                                                                                                   24,819,138
   Undistributed net investment income..................................................................               96,778
   Accumulated net realized gain on investments.........................................................              389,346
   Net unrealized depreciation on investments...........................................................           (5,049,575)
                                                                                                              ------------------
Net assets, September 30, 1998..........................................................................      $    20,255,687
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share
   ($20,255,687 / 2,502,249 shares of beneficial interest issued and outstanding).......................                $8.09

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-82

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Operations
------------------------------------------------------------

                                            October 1, 1997(a)
                                                 Through
Net Investment Income                       September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes
      of $53)............................      $    174,189
   Interest..............................            47,417
                                            ------------------
      Total income.......................           221,606
                                            ------------------
Expenses
   Management fee........................            67,841
   Custodian's fees and expenses.........           156,000
   Registration fees.....................            39,000
   Reports to shareholders...............            40,000
   Legal fees............................            20,000
   Amortization of organization
      expense............................            19,620
   Audit fees............................            18,000
   Transfer agent's fees and expenses....            11,000
   Trustees' fees........................             7,000
   Miscellaneous.........................             2,643
                                            ------------------
      Total operating expenses...........           381,104
Less: Expense subsidy (Note 2)...........          (268,030)
                                            ------------------
      Net expenses.......................           113,074
                                            ------------------
Net investment income....................           108,532
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions...............           542,275
   Financial futures contracts...........          (152,929)
                                            ------------------
                                                    389,346
                                            ------------------
Net change in unrealized depreciation on:
   Investments...........................        (5,046,425)
   Financial futures contracts...........            (3,150)
                                            ------------------
Net loss on investments..................        (5,049,575)
                                            ------------------
Net Decrease in Net Assets
Resulting from Operations................      $ (4,551,697)
                                            ------------------
                                            ------------------

---------------
  (a) Commencement of investment operations.

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL SMALL-CAP INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                            October 1, 1997(a)
Increase in                                      Through
Net Assets                                  September 30, 1998
Operations
   Net investment income..................     $    108,532
   Net realized gain on investment
      transactions........................          389,346
   Net change in unrealized
      depreciation on investments.........       (5,049,575)
                                            ------------------
   Net decrease in net assets resulting
      from operations.....................       (4,551,697)
                                            ------------------
Dividends and distributions (Note 1):
   Dividends to shareholders from net
      investment income...................          (31,374)
                                            ------------------
Fund share transactions (Note 6):
   Net proceeds from shares sold..........       28,670,830
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions.......................           31,360
   Cost of shares reacquired..............       (3,863,432)
                                            ------------------
   Net increase in net assets from
      Fund share transactions.............       24,838,758
                                            ------------------
Net increase..............................       20,255,687
                                            ------------------
Net Assets
Beginning of period.......................               --
                                            ------------------
End of period(b)..........................     $ 20,255,687
                                            ------------------
                                            ------------------
---------------
  (a) Commencement of investment
  operations.
  (b) Includes undistributed net
      investment income of................     $     77,158
                                            ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-83

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds (the 'Funds'). Prudential Small-Cap Index Fund (the 'Fund') commenced investment operations on October 1, 1997 when 1,860,203 shares of beneficial interest of the Fund were sold for $18,602,031 to The Prudential Insurance Company of America ('The Prudential'). The Fund's investment objective is to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Price Index price for that purpose.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies
--------------------------------------------------------------------------------
                                      B-84

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering Expenses: Approximately $19,600 of costs were incurred in connection with the offering and initial registration of the Fund and have been deferred and are being amortized ratably over a period of twelve months from the date each of the Funds commenced investment operations. At September 30, 1998, deferred offering expenses were fully amortized.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $19,620 and decrease paid-in capital in excess of par by $19,620. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investment Fund Management LLC ('PIFM' or the 'Manager'.) Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .50% of the average net assets of the Fund for the fiscal year ending September 30, 1998. This voluntary waiver may be terminated at any time without notice. For the period ended September 30, 1998, PIFM subsidized $268,030 for the expenses of the Fund (1.18% of the average net assets of the Fund/$.11 per share.)

Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the period ended September 30, 1998. The funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1998, the Fund incurred fees of approximately $3,000 for the services of PMFS. As of September 30, 1998, approximately $500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 aggregated $35,189,048 and $11,302,768, respectively.

On September 30, 1998, the Fund held one purchased financial futures contract on the S&P Midcap 400 Index expiring December 30, 1998. The cost of such contract was $1,247,950. The value of the contract on September 30, 1998 was $1,244,800, thereby resulting in an unrealized loss of $3,150.

The cost basis of investments for federal income tax purposes is $25,171,284 and, accordingly, as of September 30, 1998, net unrealized appreciation for federal income tax purposes was $5,046,425 (gross unrealized appreciation--$1,222,048; gross unrealized depreciation--$6,268,473).
--------------------------------------------------------------------------------
                                      B-85

                                                PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                   PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1998, the Fund had a .161% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $1,186,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.
------------------------------------------------------------
Note 6. Capital

The Series offers Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. Transactions in shares of beneficial interest during the year ended September 30, 1998 were as follows:

Class Z                                              Shares
-------------------------------------------------   ---------
Shares sold......................................   2,895,380
Shares issued in reinvestment of dividends and
  distributions..................................       3,379
Shares reacquired................................    (396,510)
                                                    ---------
Net increase in shares outstanding...............   2,502,249
                                                    ---------
                                                    ---------

Of the total shares outstanding on September 30, 1998, PIFM and affiliates owned 1,898,856 shares of the Fund.
--------------------------------------------------------------------------------
                                      B-86

                                                PRUDENTIAL INDEX SERIES FUND
Financial Highlights                            PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                                             October 1, 1997(a)
                                                                                                                   through
                                                                                                             September 30, 1998
                                                                                                            ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................................................          $ 10.00
                                                                                                                    ------
Income from investment operations
Net investment income (b)................................................................................              .04
Net realized and unrealized gain (loss) on investments...................................................            (1.94)
                                                                                                                    ------
   Total from investment operations......................................................................            (1.90)
                                                                                                                    ------
Less distributions:
Dividends from net investment income.....................................................................             (.01)
                                                                                                                    ------
Net asset value, end of year.............................................................................          $  8.09
                                                                                                                    ------
                                                                                                                    ------
TOTAL RETURN(c):.........................................................................................           (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................................................          $20,256
Average net assets (000).................................................................................          $22,676
Ratios to average net assets: (b)
   Expenses..............................................................................................              .50%
   Net investment income.................................................................................              .48%
Portfolio turnover.......................................................................................               52%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

                                                PRUDENTIAL INDEX SERIES FUND
Report of Independent Accountants               PRUDENTIAL SMALL-CAP INDEX FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Index Series Fund--Prudential Small-Cap Index Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Small-Cap Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) at September 30, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1997 (commencement of operations) through September 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
COMMON STOCKS--97.8%
------------------------------------------------------------
Aerospace/Defense--1.6%
  3,325    Aeroquip-Vickers, Inc.                 $       95,594
 68,724    Allied Signal, Inc.                         2,431,111
123,584    Boeing Co.                                  4,240,476
 15,106    General Dynamics Corp.                        758,132
 24,278    Lockheed Martin Corp.                       2,447,526
  8,120    Northrop Grumman Corp.                        592,760
 41,544    Raytheon Co.                                2,240,779
 24,663    Rockwell International Corp.                  890,951
 28,360    United Technologies Corp.                   2,167,768
                                                  --------------
                                                      15,865,097
------------------------------------------------------------
Airlines--0.4%
 22,149    AMR Corp.(a)                                1,227,885
  9,242    Delta Airlines, Inc.                          898,784
 41,322    Southwest Airlines Co.                        826,440
 12,521    USAir Group, Inc.(a)                          633,876
                                                  --------------
                                                       3,586,985
------------------------------------------------------------
Aluminum--0.3%
 28,529    Alcan Aluminum Ltd.                           668,649
 22,916    Aluminum Co. of America                     1,627,036
  8,836    Reynolds Metals Co.                           448,979
                                                  --------------
                                                       2,744,664
------------------------------------------------------------
Automobiles & Trucks--1.7%
 78,533    Chrysler Corp.                              3,759,767
  4,579    Cummins Engine Co., Inc.                      136,225
 20,140    Dana Corp.                                    751,474
147,989    Ford Motor Co.                              6,946,234
 81,778    General Motors Corp.                        4,472,234
 22,699    Genuine Parts Co.                             682,389
 10,576    Johnson Controls, Inc.                        491,784
  8,760    Navistar International Corp.(a)               198,195
                                                  --------------
                                                      17,438,302
Banking--7.4%
 42,793    Associates First Capital Corp.         $    2,792,243
 86,194    Banc One Corp.                              3,674,019
 35,828    BankBoston Corp.                            1,182,324
 91,336    Bank of New York Co., Inc.                  2,500,323
 84,194    BankAmerica Corp.                           5,062,164
 11,877    Bankers Trust Corp.                           700,743
  7,989    Capital One Financial                         826,861
105,084    Chase Manhattan Corp.                       4,544,883
 55,208    Citicorp                                    5,130,893
 19,161    Comerica, Inc.                              1,050,262
 33,064    Fifth Third Bancorp                         1,901,180
 35,631    First Chicago Corp.                         2,440,724
118,649    First Union Corp.                           6,073,346
 34,572    Fleet Financial Group, Inc.                 2,538,881
  6,964    Golden West Financial Corp.                   569,742
 14,955    H.F. Ahmanson & Co.                           830,003
 25,410    Huntington Bancshares, Inc.                   638,426
 21,690    J.P. Morgan & Co., Inc.                     1,835,516
 53,535    KeyCorp                                     1,545,823
 32,273    Mellon Bank Corp.                           1,777,032
 19,086    Mercantile Bancorporation, Inc.               923,285
 40,749    National City Corp.                         2,686,887
116,894    NationsBank Corp.                           6,253,829
 13,581    Northern Trust Corp.                          926,903
 93,810    Norwest Corp.                               3,359,571
 37,136    PNC Bank Corp.                              1,671,120
 11,334    Providian Financial Corp.                     961,265
 12,829    Republic New York Corp.                       506,746
 19,731    State Street Corp.                          1,076,573
 22,077    Summit Bancorp                                827,888
 26,183    Suntrust Banks, Inc.                        1,623,346
 91,058    U.S. Bancorp                                3,238,250
  3,000    Union Planters Corp.                          150,750
 10,463    Wells Fargo & Co.                           3,714,365
                                                  --------------
                                                      75,536,166

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-89

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages--2.7%
  4,847    Adolph Coors Co.                       $      222,659
 59,527    Anheuser Busch Companies, Inc.              3,214,458
  8,338    Brown-Forman Corp.                            500,280
302,732    Coca-Cola Co.                              17,444,932
182,981    PepsiCo, Inc.                               5,386,503
 41,821    Seagram Co., Ltd.                           1,199,740
                                                  --------------
                                                      27,968,572
------------------------------------------------------------
Chemicals--1.8%
 29,032    Air Products & Chemicals, Inc.                863,702
 27,494    Dow Chemical Co.                            2,349,019
139,415    E.I. du Pont de Nemours & Co.               7,824,667
  9,693    Eastman Chemical Co.                          488,891
  4,273    FMC Corp.(a)                                  220,327
 11,631    Hercules, Inc.                                349,657
 73,630    Monsanto Co.                                4,150,891
  9,098    Nalco Chemical Co.                            268,391
  1,450    Octel Corp.                                    19,937
 22,245    Rohm & Haas Co.                               618,689
 11,816    Sigma-Aldrich Corp.                           341,187
 16,553    Union Carbide Corp.                           713,848
                                                  --------------
                                                      18,209,206
------------------------------------------------------------
Chemical-Specialty--0.2%
 17,704    Engelhard Corp.                               313,139
  6,890    Great Lakes Chemical Corp.                    267,849
 15,765    Morton International, Inc.                    344,859
 19,079    Praxair, Inc.                                 623,645
 10,164    Raychem Corp.                                 247,748
  8,344    W.R. Grace & Co.                              103,779
                                                  --------------
                                                       1,901,019
Commercial Services--0.1%
 10,019    Deluxe Corp.                           $      284,915
 10,134    Moore Corp. Ltd.                              107,041
                                                  --------------
                                                         391,956
------------------------------------------------------------
Computer Software & Services--7.7%
 43,262    3Com Corp.(a)                               1,300,564
  8,105    Adobe Systems, Inc.                           281,142
  5,205    Autodesk, Inc.                                136,631
 37,139    Automatic Data Processing, Inc.             2,776,140
  8,000    BMC Software Inc.(a)                          480,500
 17,685    Cabletron Systems, Inc.(a)                    198,956
  8,895    Ceridian Corp.(a)                             510,351
190,886    Cisco Systems, Inc.(a)                     11,799,141
 68,058    Computer Associates International,
             Inc.                                      2,518,146
 18,951    Computer Sciences Corp.(a)                  1,032,829
157,820    Dell Computer Corp.(a)                     10,376,665
 61,404    EMC Corp.(a)                                3,511,541
 54,932    First Data Corp.                            1,290,902
 19,246    Gateway 2000 Inc.(a)                        1,003,198
 10,010    KLA Instruments Corp.(a)                      248,999
 25,808    Micron Technology, Inc.                       785,531
302,553    Microsoft Corp.(a)                         33,299,740
 43,302    Novell, Inc.(a)                               530,449
118,640    Oracle Corp.(a)                             3,455,390
 32,079    Parametric Technology Co.(a)                  322,795
 29,665    Seagate Technology, Inc.(a)                   743,479
 21,546    Silicon Graphics, Inc.(a)                     201,994
 46,112    Sun Microsystems, Inc.(a)                   2,296,954
                                                  --------------
                                                      79,102,037
------------------------------------------------------------
Construction--0.1%
  9,737    Fluor Corp.                                   399,826
  4,714    Foster Wheeler Corp.                           64,818
  4,791    Kaufman & Broad Home Corp.                    112,289
  5,743    Pulte Corp.                                   141,062
                                                  --------------
                                                         717,995

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-90

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers--0.1%
  3,758    Ball Corp.                             $      132,469
  6,905    Bemis Co., Inc.                               242,107
 14,976    Crown Cork & Seal Co., Inc.(a)                400,608
 19,126    Owens-Illinois, Inc.(a)                       478,150
                                                  --------------
                                                       1,253,334
------------------------------------------------------------
Cosmetics & Soaps--2.2%
  6,657    Alberto-Culver Co.                            155,607
 33,472    Avon Products, Inc.                           939,308
 12,666    Clorox Co.                                  1,044,945
 36,065    Colgate-Palmolive Co.                       2,470,453
137,439    Gillette Co.                                5,257,042
 13,275    International Flavors & Fragrances,
             Inc.                                        438,075
164,619    Procter & Gamble Co.                       11,677,660
                                                  --------------
                                                      21,983,090
------------------------------------------------------------
Diversified Gas--0.1%
 25,503    Coastal Corp.                                 860,726
  2,508    Eastern Enterprises, Inc.                     105,649
  5,423    NICOR, Inc.                                   224,716
  3,576    Oneok, Inc.                                   121,584
                                                  --------------
                                                       1,312,675
------------------------------------------------------------
Drugs & Medical Supplies--12.2%
189,074    Abbott Laboratories                         8,212,902
  8,391    Allergan, Inc.                                489,825
 11,403    ALZA Corp.(a)                                 494,605
161,691    American Home Products Corp.                8,468,566
 31,331    Amgen, Inc.(a)                              2,367,449
  7,238    Bausch & Lomb, Inc.                           284,996
 35,037    Baxter International, Inc.                  2,084,701
 30,712    Becton Dickinson & Co.                      1,263,031
 13,188    Biomet, Inc.(a)                               457,459
 23,831    Boston Scientific Corp.(a)                  1,224,318
122,307    Bristol-Myers Squibb Co.                   12,704,640
  6,856    C.R. Bard, Inc.                               252,815
 16,566    Cardinal Health, Inc.                  $    1,710,439
135,597    Eli Lilly & Co.                            10,618,940
 18,374    Guidant Corp.                               1,364,269
164,874    Johnson & Johnson                          12,901,390
  8,203    Mallinckrodt, Inc.                            166,623
 57,779    Medtronic, Inc.                             3,343,960
146,222    Merck & Co., Inc.                          18,944,888
160,586    Pfizer, Inc.                               17,012,079
 62,014    Pharmacia & Upjohn, Inc.                    3,112,328
 89,962    Schering- Plough Corp.                      9,316,690
 10,366    St. Jude Medical, Inc.(a)                     239,714
  9,156    United States Surgical Corp.                  381,691
100,556    Warner-Lambert Co.                          7,591,978
                                                  --------------
                                                     125,010,296
------------------------------------------------------------
Electronics--3.9%
 17,062    Advanced Micro Devices, Inc.(a)               316,713
 26,692    AMP, Inc.                                     954,239
 16,006    Apple Computer, Inc.                          610,229
  4,741    Data General Corp.(a)                          51,558
  5,085    EG&G, Inc.                                    115,048
 48,100    Electronic Data Systems Corp.               1,596,319
 54,475    Emerson Electric Co.                        3,391,069
 10,106    Harris Corp.                                  323,392
127,718    Hewlett-Packard Co.                         6,761,072
207,172    Intel Corp.                                17,764,999
 16,522    LSI Logic Corp.(a)                            208,590
 73,612    Motorola, Inc.                              3,142,312
 19,876    National Semiconductor Corp.(a)               192,549
  5,941    Perkin-Elmer Corp.                            408,072
 12,227    Tandy Corp.                                   654,145
  6,012    Tektronix, Inc.                                93,186
 48,288    Texas Instruments, Inc.                     2,547,192
  6,333    Thomas & Betts Corp.                          241,050
                                                  --------------
                                                      39,371,734
------------------------------------------------------------
Environmental Services--0.0%
 39,256    Laidlaw, Inc. (Class 'B' Stock)               370,479

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-91

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services--3.7%
 56,453    American Express Co.                   $    4,382,164
 13,815    Bear Stearns Companies, Inc.                  427,402
 32,925    Charles Schwab Corp.                        1,296,422
 13,237    Countrywide Mortgage Investments,
             Inc.                                        550,990
 21,088    Dun & Bradstreet Corp.                        569,376
 18,630    Equifax, Inc.                                 664,858
 83,132    Federal Home Loan Mortgage Corp.            4,109,838
127,234    Fannie Mae                                  8,174,784
 30,314    Franklin Resources, Inc.                      909,420
 12,680    H&R Block, Inc.                               524,635
 60,950    Household International Corp.               2,285,625
 14,187    Lehman Brothers Holdings, Inc.                400,783
 61,362    MBNA Corp.                                  1,756,487
 42,317    Merrill Lynch & Co., Inc.                   2,004,768
 73,618    Morgan Stanley Dean Witter & Co.            3,170,175
 26,400    Regions Financial Corp.                       957,000
 21,064    SLM Holding Corp.                             683,264
 24,196    SunAmerica, Inc.                            1,475,956
 31,266    Synovus Financial Corp.                       617,504
  7,699    Transamerica Corp.                            816,094
 46,901    Washington Mutual, Inc.                     1,582,909
                                                  --------------
                                                      37,360,454
------------------------------------------------------------
Foods--2.6%
 77,035    Archer-Daniels-Midland Co.                  1,290,334
 35,754    Bestfoods                                   1,731,834
 55,147    Campbell Soup Co.                           2,767,690
 58,243    ConAgra, Inc.                               1,568,921
 19,036    General Mills, Inc.                         1,332,520
  5,700    Giant Foods, Inc.                             246,169
 44,814    H.J. Heinz & Co.                            2,291,116
 17,558    Hershey Foods Corp.                         1,201,626
 50,070    Kellogg Co.                                 1,649,180
 17,389    Quaker Oats Co.                             1,025,951
 38,077    Ralston Purina Co.                          1,113,752
 57,543    Sara Lee Corp.                              3,107,322
 40,390    Sysco Corp.                                   951,689
 78,352    Unilever N.V.                               4,799,060
 13,952    Wm. Wrigley Jr. Co.                         1,059,480
                                                  --------------
                                                      26,136,644
Forest Products--1.0%
  6,549    Boise Cascade Corp.                    $      165,771
 11,650    Champion International Corp.                  364,791
 26,823    Fort James Corp.                              880,130
 11,634    Georgia-Pacific Corp.                         530,801
 37,152    International Paper Co.                     1,732,212
 68,716    Kimberly-Clark Corp.                        2,782,998
 13,256    Louisiana-Pacific Corp.                       270,091
 12,269    Mead Corp.                                    361,169
  3,337    Potlatch Corp.                                113,666
 11,879    Stone Container Corp.                         102,456
  7,345    Temple-Inland, Inc.                           351,642
  8,245    Union Camp Corp.                              324,647
 11,930    Westvaco Corp.                                286,320
 24,400    Weyerhaeuser Co.                            1,029,375
 13,680    Willamette Industries, Inc.                   392,445
                                                  --------------
                                                       9,688,514
------------------------------------------------------------
Gas Pipelines--0.6%
 20,097    Cinergy Corp.                                 768,710
 10,306    Columbia Gas System, Inc.(a)                  604,189
 11,445    Consolidated Natural Gas Co.                  623,753
 40,853    Enron Corp.,                                2,157,549
  3,832    Peoples Energy Corp.                          137,952
 52,892    Williams Companies, Inc.                    1,520,645
                                                  --------------
                                                       5,812,798
------------------------------------------------------------
Hospital Management--0.7%
 79,931    Columbia/HCA Healthcare Corp.               1,603,615
  9,260    HCR Manor Care Inc.                           271,434
 52,749    Healthsouth Corp.(a)                          557,161
 19,810    Humana, Inc.(a)                               324,389
 20,355    IMS Health Inc.                             1,260,738
 31,360    Service Corp. International                   999,600
  3,097    Shared Medical Systems Corp.                  164,722
 37,348    Tenet Healthcare Corp.(a)                   1,073,755
 23,306    United Healthcare Corp.                       815,710
                                                  --------------
                                                       7,071,124

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-92

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Housing Related--0.5%
  5,104    Armstrong World Industries, Inc.       $      273,064
  7,097    Centex Corp.                                  244,847
  4,250    Fleetwood Enterprises, Inc.                   128,297
 43,474    Lowe's Companies, Inc.                      1,383,017
 42,626    Masco Corp.                                 1,049,665
 11,918    Maytag Corp.                                  569,084
  6,714    Owens Corning(a)                              218,625
 29,283    Pioneer Hi-Bred International, Inc.           768,679
 10,838    Stanley Works                                 322,430
  7,240    Tupperware Corp.                               85,070
  9,039    Whirlpool Corp.                               424,833
                                                  --------------
                                                       5,467,611
------------------------------------------------------------
Insurance--4.3%
 17,893    Aetna Life & Casualty Co.                   1,243,564
102,808    Allstate Corp.                              4,285,808
 30,740    American General Corp.                      1,963,517
128,925    American International Group, Inc.          9,927,225
 20,593    Aon Corp.                                   1,328,248
 20,334    Chubb Corp.                                 1,281,042
 26,097    CIGNA Corp.                                 1,725,664
 20,014    Cincinnati Financial Corp.                    615,431
 37,760    Conseco, Inc.                               1,154,040
  9,354    General Re Corp.                            1,898,862
 29,253    ITT Hartford Group, Inc.                    1,387,689
 13,091    Jefferson-Pilot Corp.                         792,006
 12,115    Lincoln National Corp.                        996,459
 31,370    Marsh & McLennan Companies, Inc.            1,560,657
 11,972    MBIA, Inc.                                    642,747
 13,720    MGIC Investment Corp.                         505,925
  8,693    Progressive Corp.                             980,136
 16,500    Provident Co., Inc.                           556,875
 17,629    SAFECO Corp.                                  734,909
 29,417    St. Paul Companies, Inc.                      956,053
 17,215    Torchmark Corp.                               618,664
141,688    Travelers Group, Inc.                       5,313,300
 17,285    UNUM Corp.                             $      858,848
 25,408    Wachovia Corp.                              2,166,032
                                                  --------------
                                                      43,493,701
------------------------------------------------------------
Leisure--0.2%
 11,899    Brunswick Corp.                               153,943
 12,724    Harrah's Entertainment, Inc.(a)               169,388
 16,503    Hasbro, Inc.                                  486,839
  9,102    King World Productions, Inc.(a)               237,790
 36,113    Mattel, Inc.                                1,011,164
 21,907    Mirage Resorts, Inc.(a)                       366,942
                                                  --------------
                                                       2,426,066
------------------------------------------------------------
Lodging--0.1%
 30,221    Hilton Hotels Corp.                           515,646
 30,652    Marriott International, Inc.
             (Class 'A' Stock)                           731,816
                                                  --------------
                                                       1,247,462
------------------------------------------------------------
Machinery--0.7%
  2,764    Briggs & Stratton Corp.                       113,669
  8,725    Case Corp.                                    189,769
 45,028    Caterpillar, Inc.                           2,006,560
  4,296    Cincinnati Milacron, Inc.                      66,320
 14,520    Cooper Industries, Inc.                       591,690
 30,240    Deere & Co.                                   914,760
 27,762    Dover Corp.                                   857,152
  8,977    Eaton Corp.                                   562,746
  5,521    Harnischfeger Industries, Inc.                 62,111
 20,295    Ingersoll-Rand Co.                            769,942
  9,582    PACCAR, Inc.                                  394,659
 13,292    Parker Hannifin Corp.                         394,606
  7,642    Snap-On, Inc.                                 235,469
 18,902    Thermo Electron Corp.(a)                      284,711
  7,537    Timken Co.                                    113,997
                                                  --------------
                                                       7,558,161

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-93

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media--3.5%
 87,328    CBS Corp.                              $    2,117,704
 30,138    Clear Channel Communications,
             Inc.(a)                                   1,431,555
 45,810    Comcast Corp.                               2,150,207
 11,704    Dow Jones & Co., Inc.                         544,236
 34,589    Gannett Co., Inc.                           1,852,673
 53,378    HBO & Co.                                   1,541,290
 16,506    Interpublic Group of Companies, Inc.          890,292
 10,183    Knight-Ridder, Inc.                           453,144
 12,000    McGraw Hill Companies, Inc.                   951,000
 74,881    Mediaone Group Inc.                         3,327,524
  6,696    Meredith Corp.                                214,272
 22,890    New York Times Co.                            629,475
 17,540    R.R. Donnelley & Sons, Co.                    617,189
 64,047    Tele-Communications, Inc.(a)                2,505,839
 73,408    Time Warner, Inc.                           6,427,788
 10,738    Times Mirror Co.                              570,456
 15,341    Tribune Co.                                   771,844
 43,516    Viacom, Inc.(a)                             2,523,928
252,113    Walt Disney Co.                             6,381,610
                                                  --------------
                                                      35,902,026
------------------------------------------------------------
Mineral Resources--0.3%
  4,898    ASARCO, Inc.                                   93,674
 45,224    Barrick Gold Corp. (ADR) (Canada)             904,480
 26,665    Battle Mountain Gold Co.                      161,657
 11,362    Cyprus Amax Minerals Co.                      150,547
 22,428    Freeport-McMoran Copper & Gold, Inc.          266,332
 26,684    Homestake Mining Co.                          323,543
 19,303    INCO Ltd.                                     197,856
 18,997    Newmont Mining Corp.                          460,677
  7,285    Phelps Dodge Corp.                            380,186
 31,270    Placer Dome, Inc.                             431,917
                                                  --------------
                                                       3,370,869
------------------------------------------------------------
Miscellaneous Basic Industry--5.3%
 44,022    Applied Materials, Inc.(a)                  1,111,556
 35,458    BB&T Corp.                                  1,061,524
 23,377    Browning-Ferris Industries, Inc.              707,154
103,459    Cendant Corp.(a)                            1,202,711
  8,384    Crane Co.                                     197,012
 15,841    Ecolab, Inc.                                  450,479
 21,608    Fortune Brands, Inc.                   $      640,137
399,524    General Electric Co.                       31,787,128
 18,164    General Instruments Corp.                     392,797
  5,658    General Signal Corp.                          192,018
 30,668    Illinois Tool Works, Inc.                   1,671,406
 14,986    ITT Industries, Inc.                          507,651
 14,134    Loews Corp.                                 1,192,556
  5,061    Millipore Corp.                                96,475
  1,023    NACCO Industries, Inc.                        102,300
 21,267    Omnicom Group                                 957,015
 14,504    Pall Corp.                                    321,808
 21,674    PPG Industries, Inc.                        1,182,588
  9,918    Sealed Air Corp.                              316,136
 20,167    Textron, Inc.                               1,222,624
 14,849    TRW, Inc.                                     658,924
 71,492    Tyco International Ltd.                     3,949,933
 11,874    W.W. Grainger, Inc.                           500,192
 70,013    Waste Management Inc.                       3,365,000
                                                  --------------
                                                      53,787,124
------------------------------------------------------------
Miscellaneous Consumer Growth--0.9%
  9,598    American Greetings Corp.                      379,721
 11,532    Black & Decker Corp.                          480,019
 28,599    Corning, Inc.                                 841,883
 39,565    Eastman Kodak Co.                           3,058,869
  4,358    Jostens, Inc.                                  90,429
 49,699    Minnesota Mining & Manufacturing Co.        3,662,195
  5,069    Polaroid Corp.                                124,507
 18,359    Rubbermaid, Inc.                              439,469
                                                  --------------
                                                       9,077,092
------------------------------------------------------------
Office Equipment & Supplies--2.8%
 14,168    Avery Dennison Corp.                          618,964
203,747    Compaq Computer Corp.(a)                    6,443,499
 15,402    Honeywell, Inc.                               986,691
 16,041    Ikon Office Solutions, Inc.                   115,295
115,317    International Business Machines
             Corp.                                    14,760,576
 33,425    Pitney Bowes, Inc.                          1,756,902
 30,290    Unisys Corp.(a)                               689,097
 40,299    Xerox Corp.                                 3,415,340
                                                  --------------
                                                      28,786,364

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-94

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum--6.9%
 10,978    Amerada Hess Corp.                     $      633,293
117,069    Amoco Corp.                                 6,307,092
 14,910    Anadarko Petroleum Corp.                      586,149
 12,387    Apache Corp.                                  332,127
  9,645    Ashland Oil, Inc.                             446,081
 39,538    Atlantic Richfield Co.                      2,804,727
 22,282    Burlington Resources, Inc.                    832,790
 80,162    Chevron Corp.                               6,738,618
299,392    Exxon Corp.                                21,013,576
  5,720    Kerr-McGee Corp.                              260,260
 95,581    Mobil Corp.                                 7,258,182
 45,038    Occidental Petroleum Corp.                    968,317
  5,619    Pennzoil Co.                                  197,016
 32,336    Phillips Petroleum Co.                      1,459,162
263,531    Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                            12,550,664
 11,614    Sun Co., Inc.                                 371,648
 20,458    Tenneco, Inc.                                 672,557
 66,346    Texaco, Inc.                                4,159,065
 30,245    Union Pacific Resources Group, Inc.           372,392
 29,239    Unocal Corp.                                1,059,914
 35,260    USX- Marathon Corp.                         1,249,526
                                                  --------------
                                                      70,273,156
------------------------------------------------------------
Petroleum Services--0.9%
 38,079    Baker Hughes, Inc.                            797,279
 53,311    Halliburton Co.                             1,522,695
  6,058    Helmerich & Payne, Inc.                       127,218
  7,310    McDermott International, Inc.                 196,913
 12,301    Oryx Energy Co.(a)                            159,144
 46,152    PG&E Corp.                                  1,473,979
 10,510    Rowan Companies, Inc.(a)                      117,581
 66,121    Schlumberger, Ltd.                          3,326,713
 28,639    Sempra Energy                                 746,404
 12,859    Sonat, Inc.                                   384,163
                                                  --------------
                                                       8,852,089
------------------------------------------------------------
Railroads--0.6%
 58,723    Burlington Northern, Inc.                   1,879,136
 26,603    CSX Corp.                                   1,118,989
 46,111    Norfolk Southern Corp.                 $    1,340,101
 30,829    Union Pacific Corp.                         1,314,086
                                                  --------------
                                                       5,652,312
------------------------------------------------------------
Restaurants--0.6%
 17,902    Darden Restaurants, Inc.                      286,432
 83,765    McDonald's Corp.                            4,999,723
 19,166    Tricon Global Restaurants, Inc.               747,474
 15,279    Wendy's International, Inc.                   339,003
                                                  --------------
                                                       6,372,632
------------------------------------------------------------
Retail--5.4%
 30,506    Albertson's, Inc.                           1,651,137
 34,221    American Stores Co.                         1,101,488
 18,100    AutoZone, Inc.                                445,713
 11,689    Circuit City Stores, Inc.                     389,390
 13,224    Consolidated Stores Corp.(a)                  259,521
 47,396    CVS Corp.                                   2,076,537
 53,391    Dayton Hudson Corp.                         1,908,728
 13,223    Dillards, Inc.                                374,376
 23,513    Dollar General Corp.                          626,020
 25,775    Federated Department Stores, Inc.(a)          937,566
 19,006    Fred Meyer, Inc.(a)                           738,858
 48,628    Gap, Inc.                                   2,565,127
  4,177    Great Atlantic & Pacific Tea Co.,
             Inc.                                        101,292
  8,568    Harcourt General, Inc.                        414,477
180,656    Home Depot, Inc.                            7,135,912
 30,984    J.C. Penney Co., Inc.                       1,392,344
 60,157    Kmart Corp.                                   718,124
 19,200    Kohl's Corp.                                  748,800
 31,861    Kroger Co.(a)                               1,593,050
 27,411    Limited, Inc.                                 601,329
  8,396    Liz Claiborne, Inc.                           219,870
  4,682    Longs Drug Stores Corp.                       188,158
 28,781    May Department Stores Co.                   1,482,221
 19,102    Newell Co.                                    879,886
 35,038    Nike, Inc.                                  1,289,836
 19,000    Nordstrom, Inc.                               470,250
  6,657    Pep Boys - Manny, Moe & Jack                   89,037
 26,704    Price Costco, Inc.(a)                       1,265,102
  6,849    Reebok International Ltd.                      92,890
 31,387    Rite-Aid Corp.                              1,114,239

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-95

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Retail (cont'd.)
 47,696    Sears, Roebuck & Co.                   $    2,107,567
 20,816    Sherwin-Williams Co.                          450,146
 15,412    Supervalu, Inc.                               359,292
 39,516    TJX Companies, Inc.                           703,879
 35,207    Toys 'R' Us, Inc.(a)                          569,913
 16,334    Venator Group Inc.                            141,902
274,763    Wal-Mart Stores, Inc.                      15,008,929
 61,389    Walgreen Co.                                2,704,953
 17,840    Winn-Dixie Stores, Inc.                       663,425
                                                  --------------
                                                      55,581,284
------------------------------------------------------------
Rubber--0.1%
  8,799    B.F. Goodrich Co.                             287,617
  9,588    Cooper Tire & Rubber Co.                      172,584
 19,471    Goodyear Tire & Rubber Co.                  1,000,323
                                                  --------------
                                                       1,460,524
------------------------------------------------------------
Steel - Producers--0.1%
 25,237    Allegheny Teldyne, Inc.                       449,534
 10,226    Armco, Inc.(a)                                 51,130
 15,334    Bethlehem Steel Corp.(a)                      126,506
 10,428    Nucor Corp.                                   423,637
 10,909    USX Corp. - U.S. Steel Group                  260,452
 11,408    Worthington Industries, Inc.                  142,600
                                                  --------------
                                                       1,453,859
------------------------------------------------------------
Telecommunications--3.6%
 34,034    Alltel Corp.                                1,612,361
 10,622    Andrew Corp.(a)                               140,741
 24,208    Ascend Communications, Inc.(a)              1,101,464
 20,681    Frontier Corp.                                566,142
161,322    Lucent Technologies, Inc.                  11,141,301
221,300    MCI WorldCom, Inc.                         10,816,054
 34,020    Nextel Communications, Inc.                   686,779
 80,415    Northern Telecom, Ltd.                      2,573,280
  9,188    Scientific-Atlanta, Inc.                      194,096
 52,392    Sprint Corp.                                3,772,224
 23,447    Tellabs, Inc.(a)                              933,484
 62,975    US West, Inc.                               3,302,252
                                                  --------------
                                                      36,840,178
Textiles--0.1%
  8,885    Fruit of the Loom, Inc.(a)             $      133,830
  5,040    National Service Industries, Inc.             160,650
  4,048    Russell Corp.                                 106,260
  2,188    Springs Industries, Inc.                       76,033
 15,534    V.F. Corp.                                    576,700
                                                  --------------
                                                       1,053,473
------------------------------------------------------------
Tobacco--1.5%
298,579    Philip Morris Companies, Inc.              13,753,295
 37,000    RJR Nabisco Holdings Corp.                    931,938
 22,199    UST, Inc.                                     656,258
                                                  --------------
                                                      15,341,491
------------------------------------------------------------
Trucking & Shipping--0.1%
 18,058    FDX Corp.                                     814,867
  9,221    Ryder System, Inc.                            229,373
                                                  --------------
                                                       1,044,240
------------------------------------------------------------
Utilities - Communications--5.8%
 70,231    AirTouch Communications Inc.(a)             4,003,167
134,493    Ameritech Corp.                             6,371,606
221,624    AT&T Corp.                                 12,951,152
190,722    Bell Atlantic Corp.                         9,238,097
120,828    BellSouth Corp.                             9,092,307
117,914    GTE Corp.                                   6,485,270
225,418    SBC Communications, Inc.                   10,017,012
 25,970    Unicom Corp.                                  970,629
                                                  --------------
                                                      59,129,240
------------------------------------------------------------
Utilities - Electric--2.5%
 17,269    Ameren Corp.                                  724,219
 23,771    American Electric Power, Inc.               1,160,322
 17,729    Baltimore Gas & Electric Co.                  591,705
 18,182    Carolina Power & Light Co.                    839,781
 27,001    Central & South West Corp.                    771,216
 28,951    Consolidated Edison, Inc.                   1,509,071
 24,449    Dominion Resources, Inc.                    1,091,037
 17,487    DTE Energy Co.                                790,194

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-96

                                                 PRUDENTIAL INDEX SERIES FUND
Portfolio of Investments as of September 30, 1998
                                                 PRUDENTIAL STOCK INDEX FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
 44,231    Duke Energy Co.                        $    2,927,539
 44,262    Edison International                        1,136,980
 30,115    Entergy Corp.                                 926,036
 29,577    FirstEnergy Corp.                             918,736
 22,236    FPL Group, Inc.                             1,549,571
 16,028    GPU Inc.                                      681,190
 35,679    Houston Industries, Inc.                    1,110,509
 23,524    Niagara Mohawk Power Corp.                    361,682
 18,173    Northern States Power Co.                     509,980
 36,182    Pacificorp                                    694,242
 26,655    PECO Energy Co.                               974,573
 21,726    PP&L Resources, Inc.                          562,160
 29,097    Public Service Enterprise Group Inc.        1,143,876
 85,615    Southern Co.                                2,520,292
 33,814    Texas Utilities Co.                         1,574,464
                                                  --------------
                                                      25,069,375
           Total common stocks
             (cost $863,652,224)                     998,073,470
                                                  --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------
U.S. Government Securities--0.1%
 $1,500(b) United States Treasury Bill
             4.66%, 12/17/98
             (cost $1,485,049)                    $    1,485,049
                                                  --------------
------------------------------------------------------------
Repurchase Agreement--2.1%
 21,675    Joint Repurchase Agreement Account,
             5.522%, 10/01/98 (Note 5)
             (cost $21,675,000)                       21,675,000
                                                  --------------
           Total short-term investments
             (cost $23,160,049)                       23,160,049
                                                  --------------
------------------------------------------------------------
Total Investments--100.0%
           (cost $886,812,273; Note 4)             1,021,233,519
           Liabilities in excess of other
             assets--0.0%                               (451,458)
                                                  --------------
           Net Assets--100%                       $1,020,782,061
                                                  --------------
                                                  --------------

---------------
(a) Non-income producing.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-97

                                                PRUDENTIAL INDEX SERIES FUND
Statement of Assets and Liabilities             PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $886,812,273)...............................................................      $  1,021,233,519
Cash....................................................................................................               269,486
Receivable for Fund shares sold.........................................................................             5,064,008
Dividends and interest receivable.......................................................................             1,443,344
Receivable from Manager.................................................................................                86,971
Receivable for investments sold.........................................................................                15,513
Prepaid expenses........................................................................................                12,583
                                                                                                              ------------------
   Total assets.........................................................................................         1,028,125,424
                                                                                                              ------------------
Liabilities
Payable for Fund shares reacquired......................................................................             4,040,065
Payable for investments purchased.......................................................................             2,542,836
Due to broker-variation margin..........................................................................               582,750
Accrued expenses........................................................................................               127,508
Management fee payable..................................................................................                50,204
                                                                                                              ------------------
   Total liabilities....................................................................................             7,343,363
                                                                                                              ------------------
Net Assets..............................................................................................      $  1,020,782,061
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $         44,144
   Paid-in capital in excess of par.....................................................................           872,713,597
                                                                                                              ------------------
                                                                                                                   872,757,741
   Undistributed net investment income..................................................................             9,665,888
   Accumulated net realized gain on investments.........................................................             4,209,361
   Net unrealized appreciation on investments...........................................................           134,149,071
                                                                                                              ------------------
Net assets, September 30, 1998..........................................................................      $  1,020,782,061
                                                                                                              ------------------
                                                                                                              ------------------
Class I:
   Net asset value and redemption price per share
      ($639,408,023 / 27,641,382 shares of beneficial interest issued and outstanding)..................                  $23.13
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value and redemption price per share
      ($381,374,038 / 16,501,694 shares of beneficial interest issued and outstanding)..................                $23.11

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-98

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1998
Income
   Dividends (net of foreign withholding
      taxes of $77,842)..................      $ 12,244,419
   Interest..............................         1,760,383
                                            ------------------
      Total income.......................        14,004,802
                                            ------------------
Expenses
   Management fee........................         2,457,979
   Transfer agent's fees and expenses....           610,000
   Custodian's fees and expenses.........           192,000
   Reports to shareholders...............           115,000
   Registration fees.....................            70,000
   Legal fees............................            30,000
   Audit fees............................            15,000
   Trustees' fees........................             7,000
   Organization expense..................             1,200
   Miscellaneous.........................            28,657
                                            ------------------
      Total expenses.....................         3,526,836
Less: Expense subsidy (Note 2)...........          (757,261)
                                            ------------------
      Net expenses.......................         2,769,575
                                            ------------------
Net investment income....................        11,235,227
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions...............         3,711,241
   Financial futures contracts...........           950,761
                                            ------------------
                                                  4,662,002
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        18,357,270
   Financial futures contracts...........          (550,125)
                                            ------------------
                                                 17,807,145
                                            ------------------
Net gain on investments..................        22,469,147
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 33,704,374
                                            ------------------
                                            ------------------

PRUDENTIAL INDEX SERIES FUND
PRUDENTIAL STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                             Year Ended September 30,
in Net Assets                          1998             1997
Operations
   Net investment income........  $   11,235,227    $  5,079,584
   Net realized gain on
      investment transactions
      and financial futures
      contracts.................       4,662,002      10,547,030
   Net change in unrealized
      appreciation on
      investments...............      17,807,145      80,327,178
                                  --------------    ------------
   Net increase in net assets
      resulting from
      operations................      33,704,374      95,953,792
                                  --------------    ------------
Dividends and distributions
   (Note 1):
   Dividends to shareholders
      from net investment
      income....................      (5,903,209)     (3,111,526)
                                  --------------    ------------
   Distributions to shareholders
      from net realized gains...     (10,316,301)     (1,795,111)
                                  --------------    ------------
Fund share transactions (Note
   6):
   Net proceeds from shares
      sold......................   1,025,544,442     447,194,409
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions.............      16,213,432       4,906,633
   Cost of shares reacquired....    (536,468,042)   (229,519,348)
                                  --------------    ------------
   Net increase in net assets
      from Fund share
      transactions..............     505,289,832     222,581,694
                                  --------------    ------------
Net increase....................     522,774,696     313,628,849
Net Assets
Beginning of year...............     498,007,365     184,378,516
                                  --------------    ------------
End of year(a)..................  $1,020,782,061    $498,007,365
                                  --------------    ------------
                                  --------------    ------------
---------------
(a) Includes undistributed net
    investment income of........  $    9,665,888    $  4,093,229
                                  --------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Index Series Fund (the 'Company'), formerly the Prudential Dryden Fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of five separate funds, one of which is the Prudential Stock Index Fund (the 'Fund').

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadvisers, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                      B-100

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and such amount was deferred and amortized over a 60-month period ending October 1997.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments and foreign currencies by $240,641. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management ('PIFM'). Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets.

PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .40% of the average net assets for Class Z shares of the Fund. PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .30% of the average net assets for Class I shares of the Fund. This voluntary waiver may be terminated at any time without notice. For the year ended September 30, 1998, PIFM subsidized $757,261 of the expenses of the Fund (.09% of the average net assets of the Fund $.00172 per share).

Prudential Securities Incorporated ('PSI') acted as the distributor of the Fund's shares through May 31, 1998. Prudential Investment Management Services ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving under the same terms and conditions as under the agreement with PSI. Under the distribution agreement, PSI and PIMS incurred the expenses of distributing the Fund's shares, none of which is reimbursed or paid for by the Fund.

PIC, PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended September 30, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended September 30, 1998, the Fund incurred fees of approximately $595,000 for the services of PMFS. As of September 30, 1998, approximately $63,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the period ended September 30, 1998 aggregated $508,996,569 and $10,205,868, respectively.
--------------------------------------------------------------------------------
                                      B-101

                                                 PRUDENTIAL INDEX SERIES FUND
Notes to Financial Statements                    PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
On September 30, 1998, the Fund held 74 purchased financial futures contracts on the S&P 500 Index expiring by December 1998. The cost of such contracts was $19,253,175. The value of such contracts on September 30, 1998 was $18,981,000, thereby resulting in an unrealized loss of $272,175.

The cost basis of investments for federal income tax purposes was $886,812,273 and, accordingly, as of September 30, 1998, net unrealized appreciation for federal income tax purposes was $133,333,592 (gross unrealized appreciation--$181,624,220; gross unrealized depreciation--$47,290,628).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1998, the Fund had a 3% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $21,675,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Warburg Dillon Read LLC, 5.52%, in the principal amount of $210,000,000, repurchase price $210,032,200, due 10/1/98. The value of the collateral including accrued interest was $214,255,819.

Bear Stearns & Co., 5.58%, in the principal amount of $210,000,000, repurchase price $210,032,550, due 10/1/98. The value of the collateral including accrued interest was $214,893,617.

Credit Suisse First Boston Corp., 5.55%, in the principal amount of $107,606,000, repurchase price $107,622,589, due 10/1/98. The value of the collateral including accrued interest was $111,084,883.

Goldman Sachs & Co., 5.54%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 10/1/98. The value of the collateral including accrued interest was $214,200,293.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class I and Class Z shares. Class I shares are not subject to any sales or redemption charge and are offered to certain pension, profit sharing or other employee benefit plans qualified under Section 401, 457 or 403(b)(7) of the Internal Revenue Code. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value dividend into two classes, designated Class Z and Class I. Transactions in shares of beneficial interest during the fiscal year ended September 30, 1998 and the fiscal year ended September 30, 1997 were as follows:

Class I                               Shares          Amount
---------------------------------   -----------    -------------
Year ended September 30, 1998:
Shares sold......................    25,552,010    $ 611,299,960
Shares issued in reinvestment of
  dividends and distributions....       498,260       10,662,778
Shares reacquired................   (12,681,495)    (302,961,258)
                                    -----------    -------------
Net increase in shares
  outstanding....................    13,368,775    $ 319,001,480
                                    -----------    -------------
                                    -----------    -------------
August 1, 1997(a) through
  September 30, 1997:
Shares sold......................     2,006,789    $  42,151,000
Shares issued in reinvestment of
  dividends and distributions....            --               --
Shares reacquired................    (1,553,190)     (33,405,742)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....       453,599        8,745,258
Shares issued upon exchange from
  Class Z........................    13,819,008      303,202,163
                                    -----------    -------------
Net increase in shares
  outstanding....................    14,272,607    $ 311,947,421
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Year ended September 30, 1998:
Shares sold......................    17,424,666    $ 414,244,482
Shares issued in reinvestment of
  dividends and distributions....       259,498        5,550,654
Shares reacquired................    (9,685,172)    (233,506,784)
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,998,992    $ 186,288,352
                                    -----------    -------------
                                    -----------    -------------
Year ended September 30, 1997:
Shares sold......................    21,286,422    $ 405,043,409
Shares issued in reinvestment of
  dividends and distributions....       283,293        4,906,633
Shares reacquired................   (10,728,183)    (196,113,606)
                                    -----------    -------------
Net increase in shares
  outstanding before exchange....    10,841,532      213,836,436
Shares issued upon exchange to
  Class I........................   (13,819,008)    (303,202,163)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,977,476)   $ (89,365,727)
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class I shares.
Of the shares outstanding at September 30, 1998, PIFM and affiliates owned 8,304,318.76 shares of the Fund.
--------------------------------------------------------------------------------
                                      B-102

                                                 PRUDENTIAL INDEX SERIES FUND
Financial Highlights                             PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                         Class Z                                  Class I
                                               -----------------------------------------------------------     -------------
                                                                Year Ended September 30,                        Year Ended
                                               -----------------------------------------------------------     September 30,
                                                 1998         1997         1996         1995        1994           1998
                                               --------     --------     --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  21.86     $  16.06     $  14.22     $  11.27     $ 11.12       $   21.87
                                               --------     --------     --------     --------     -------     -------------
Income from investment operations:
Net investment income(b)...................         .15          .46          .25          .23         .26             .31
Net realized and unrealized gain on
   investment transactions.................        1.69         5.75         2.44         2.97         .11            1.55
                                               --------     --------     --------     --------     -------     -------------
  Total from investment operations.........        1.84         6.21         2.69         3.20         .37            1.86
                                               --------     --------     --------     --------     -------     -------------
Less distributions:
Dividends from net investment income.......        (.21)        (.26)        (.28)        (.22)       (.18)           (.22)
Distributions from net realized gains......        (.38)        (.15)        (.57)        (.03)       (.04)           (.38)
                                               --------     --------     --------     --------     -------     -------------
  Total distributions......................        (.59)        (.41)        (.85)        (.25)       (.22)           (.60)
                                               --------     --------     --------     --------     -------     -------------
Net asset value, end of period.............    $  23.11     $  21.86     $  16.06     $  14.22     $ 11.27       $   23.13
                                               --------     --------     --------     --------     -------     -------------
                                               --------     --------     --------     --------     -------     -------------
TOTAL RETURN(d)............................        8.61%      39.34%       19.72%       29.02%       3.33%            8.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $381,374     $185,881     $184,379     $101,945     $50,119       $ 639,408
Average net assets (000)...................    $313,721     $254,644     $142,540     $ 71,711     $38,098       $ 505,605
Ratios to average net assets:(b)
  Expenses.................................         .40%        .46%         .60%         .60%        .60%             .30%
  Net investment income....................        1.30%       1.66%        1.92%        2.55%       2.34%            1.42%
Portfolio turnover rate....................           1%          5%           2%          11%          2%               1%

                                               August 1,
                                                1997(a)
                                                Through
                                             September 30,
                                                 1997
                                             -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   21.87
                                             -------------
Income from investment operations:
Net investment income(b)...................          .06
Net realized and unrealized gain on
   investment transactions.................         (.06)
                                             -------------
  Total from investment operations.........           --
                                             -------------
Less distributions:
Dividends from net investment income.......           --
Distributions from net realized gains......           --
                                             -------------
  Total distributions......................           --
                                             -------------
Net asset value, end of period.............    $   21.87
                                             -------------
                                             -------------
TOTAL RETURN(d)............................            0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 312,127
Average net assets (000)...................    $ 296,788
Ratios to average net assets:(b)
  Expenses.................................          .30%(c)
  Net investment income....................         1.73%(c)
Portfolio turnover rate....................            5%

---------------
(a) Commencement of offering of Class I shares.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-103

                                                 PRUDENTIAL INDEX SERIES FUND
Report of Independant Accountants                PRUDENTIAL STOCK INDEX FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees of
Prudential Index Series Fund--Prudential Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Index Series Fund--Prudential Stock Index Fund (the 'Fund,' one of the portfolios constituting Prudential Index Series Fund) (formerly The Prudential Dryden Fund--Prudential Stock Index Fund) at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 20, 1998
--------------------------------------------------------------------------------
                                      B-104

================================================================================
                                    APPENDIX
================================================================================


                             DESCRIPTION OF RATINGS


S&P RATINGS CORPORATE BOND RATINGS:

  AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

  Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

  Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


  Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

  C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

  AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


  AA+, AA, AA-Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


  A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.


  BBB+, BBB, BBB-Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.


  BB+, BB, BB-Bonds rated BB+, BB or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-Bonds rated B+, B or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:


     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


DUFF & PHELPS COMMERCIAL PAPER RATINGS:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.


                           VALUE OF $1.00 INVESTED ON
                            1/1/26 THROUGH 12/31/97
                    ---------------------------------------
                    SMALL STOCKS                  $5,519.97
                    COMMON STOCKS                 $1,828.33
                    LONG-TERM BONDS                  $39.07
                    TREASURY BILLS                   $14.25
                    INFLATION                         $9.02

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Fund's Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                                      HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                        '87    '88    '89      '90    '91      '92     '93       '94       '95      '96       '97
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURY BONDS(1)       2.0%   7.0%  14.4%     8.5%   15.3%    7.2%    10.7%    (3.4)%     18.4%     2.7%      9.6%
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE SECURITIES(2)  4.3%   8.7%  15.4%    10.7%   15.7%    7.0%     6.8%    (1.6)%     16.8%     5.4%      9.5%
------------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE CORPORATE
  BONDS(3)                              2.6%   9.2%  14.1%     7.1%   18.5%    8.7%    12.2%    (3.9)%     22.3%     3.3%     10.2%
------------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD CORPORATE BONDS(4)      5.0%  12.5%   0.8%    (9.6)%  46.2%   15.8%    17.1%    (1.0)%     19.2%    11.4%     12.8%
------------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT BONDS(5)              35.2%   2.3%  (3.4)%   15.3%   16.2%    4.8%    15.1%     6.0%      19.6%     4.1%     (4.3)%
------------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
  AND LOWEST RETURN PERCENT            33.2   10.2   18.8     24.9    30.9    11.0     10.3      9.9        5.5      8.7      17.12


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

--------------------------------------------------------------------------------



This chart illustrates the performance of major world stock markets for the period from 1986 through December 31, 1997. It does not represent the performance of any Prudential Mutual Fund.

Total Returns of Major World Stock Markets 12/31/86-12/31/97


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
           -----------------------------------------------------------
                   THE NETHERLANDS                    20.5%
                   SWEDEN                             20.4%
                   SPAIN                              20.4%
                   HONG KONG                          19.7%
                   BELGIUM                            19.5%
                   SWITZERLAND                        17.9%
                   USA                                17.1%
                   UK                                 16.6%
                   FRANCE                             15.6%
                   GERMANY                            12.1%
                   AUSTRIA                             9.6%
                   JAPAN                               6.6%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. as of 12/31/97. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



--------------------------------------------------------------------------------


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.



           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
           -----------------------------------------------------------
           Capital Appreciation and Reinvesting Dividends     $304,596
           Capital Appreciation only                          $105,413

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.



-------------------------------------------------------------------------------



                   World Stock Market Capitalization By Region
                           World Total: $12.5 Trillion

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
           -----------------------------------------------------------
                         CANADA              2.5%
                         U.S.               49.8%
                         PACIFIC BASIN      15.6%
                         EUROPE             32.1%


Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

 This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)






                                (PASTE-UP CHART)




-------------


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Funds, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1977 through December 31, 1997. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

            THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK & BOND
                         INDICES OVER THE PAST 20 YEARS
                             (12/31/77 - 12/31/97)*
            ---------------------------------------------------------
            S&P 500                                   37.6%     -7.2%
            EAFE                                      69.9%    -23.2%
            Lehman Aggregate                          32.6%     -2.9%
            "BEST RETURNS ZONE"
            WITH A DIVERSIFIED BLEND
            1/3 S&P 500 INDEX
            1/3 EAFE INDEX
            1/3 LEHMAN AGGREGATE INDEX


-------------

*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pension & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States.2

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


     As of December 31, 1997, Prudential Investments Fund Management was the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

------------


1 PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

2    As of December 31, 1996.


                                     III-1

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data(4). On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities(6).


     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.


------------


(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.


(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities(7).

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.


     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers(8).

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


























-----------


(7)  As of December 31, 1997.


(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:

         1. Financial Statements included in the Prospectuses constituting Part A of this Registration Statement:

            Financial Highlights.

         2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


            Portfolio of Investments at September 30, 1998.

            Statement of Assets and Liabilities at September 30, 1998.

            Statement of Operations for the year ended September 30, 1998.

            Statements of Changes in Net Assets for the periods ended September 30, 1998 and 1997 for Prudential Stock Index Fund, Prudential Pacific Index Fund and the period ended September 30, 1998 for Prudential Bond Market Index Fund, Prudential Europe Index Fund and Prudential Small-Cap Index Fund.


            Notes to Financial Statements.

            Financial Highlights.

            Report of Independent Accountants.


     (b) EXHIBITS:

         1. (a) Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (b) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (c) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (d) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (e) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (f) Second Amendment to Declaration of Trust of the
            Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).


            (g) Third Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

            (h) Third Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).


         2. By-Laws of the Registrant as revised and restated October 5, 1992. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

         3. Not Applicable.

         4. Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.


         5. (a) Management Agreement for Prudential Stock Index Fund with Prudential Mutual Fund Management LLC. Incorporated by reference to
            Exhibit 5(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (b) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

            (c) Management Agreement for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund, with Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

            (d) Subadvisory Agreement between Prudental Investments Fund Management LLC and The Prudential Investment Corporation for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund and Prudential Small-Cap Index Fund. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

         6. (a) Distribution Agreement.*
            (b) Form of Selected Dealer Agreement.*


         7. Not Applicable.

         8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

         9. Transfer Agency and Service Agreement. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

        10. (a) Opinion of Arnold & Porter. Incorporated by reference to
            Exhibit 10(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

            (b) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).


        11. Consent of Independent Accountants.*


        12. Not Applicable.

        13. Not Applicable.

        14. Not Applicable.

        15. Not Applicable.

        16. Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on January 30, 1995 (File No. 33-48066).


        18. Rule 18f-3 Plan.*

        27. Financial Data Schedules for the fiscal year ended September 30, 1998.*


-------------
*  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of November 13, 1998 there were 316, 255, 41, 586 and 7,491 recordholders of Class Z shares of beneficial interest of Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential

Small-Cap Index Fund and Prudential Stock Index Fund, respectively. As of November 13, 1998, there were 11 recordholders of Class I shares of Prudential Stock Index Fund.


ITEM 27. INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the 1940 Act) and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

     Section 9 of the Management Agreements (Exhibits 5(a) and (c) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits 5(b) and (d) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation
(PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a)  Prudential Investments Fund Management LLC (PIFM).

     See Management of the Company in the Prospectus constituting Part A of this Registration Statement and Management of the Company in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, NJ 07102-4077.

NAME AND ADDRESS             POSITION WITH PIFM                                  PRINCIPAL OCCUPATIONS
----------------             ------------------                                  ---------------------

Frank W. Giordano         Executive Vice President,         Senior Vice President, Prudential Securities Incorporated;
                            Secretary and General             Executive Vice President, Secretary and General Counsel,
                            Counsel                           PIFM


Robert F. Gunia           Executive Vice President          Vice President, Prudential; Executive Vice President and
                            and Treasurer                     Treasurer, PIFM; Senior Vice President of Prudential
                                                              Securities Incorporated (Prudential Securities)


Neil A. McGuinness        Executive Vice President          Executive Vice President and Director of Marketing,
                                                              Prudential Mutual Funds & Annuities (PMF&A); Executive Vice
                                                              President, PIFM



Brian M. Storms           Officer-In-Charge,                President, Prudential Investments; Officer-In-Charge, President,
                            President, Chief                  Chief Executive Officer and Chief Operating Officer, PIFM
                            Executive Officer and
                            Chief Operating Officer



Robert J. Sullivan        Executive Vice President          Executive Vice President, PMF&A; Executive Vice President, PIFM


     (b) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed" in the Prospectuses constituting Part A of this Registration Statement and "Manager and
Subadviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and principal executive officers are as set forth below. The address of each person is 751 Broad Street, Newark, NJ 07102.


  NAME AND ADDRESS            POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
  ----------------            -----------------                                ---------------------


E. Michael Caulfield      Chairman of the Board,            Chief Executive Officer of Prudential Investments (PIC) of
                            President and Chief               The Prudential Insurance Company of America (Prudential)
                            Executive Officer and
                            Director




John R. Strangfeld        Vice President and Director       President of Private Asset Management Group of Prudential;
                                                              Vice President and Director, PIC

ITEM 29. PRINCIPAL UNDERWRITERS


     (a)  Prudential Investment Management Services LLC (PIMS).

          PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc.,Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

     (b) Information concerning directors and officers of PIMS is set forth below.


                                          POSTITIONS AND          POSITIONS AND
                                           OFFICES WITH           OFFICES WITH
       NAME(1)                             UNDERWRITER             REGISTRANT
       -------                            --------------          -------------


E. Michael Caulfield.........      President                          None
Mark R. Fetting
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102...      Executive Vice President           None
Jean D. Hamilton.............      Executive Vice President           None
Ronald P. Joelson............      Executive Vice President           None
Brian M. Storms
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey 07102....      Executive Vice President           None
John R. Strangfeld...........      Executive Vice President           None
Mario A. Mosse...............      Senior Vice President
                                     and Chief Operating Officer      None
Scott S. Wallner.............      Vice President, Secretary
                                     and Chief Legal Officer          None
Michael G. Williamson........      Vice President, Comptroller
                                     and Chief Financial Officer      None
C. Edward Chaplin............      Treasurer                          None

-------------

(1) The address of each person named is Prudential Plaza, Newark, New Jersey 07102 unless otherwise noted.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 751
Broad Street, Newark, New Jersey 07102 and 51 JFK Parkway, Short

Hills, New Jersey 07078, for Prudential Bond Market Index Fund, Prudential Europe Index Fund, Prudential Pacific Index Fund, Prudential Small-Cap Index Fund and Prudential Stock Index Fund and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the caption "How the Fund is Managed" or "How the Funds are Managed" in the Prospectuses and under the caption "Manager and Subadviser" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 25th day of November, 1998.

                                               PRUDENTIAL INDEX SERIES FUND

                                               By /s/ BRIAN M. STORMS
                                                  -----------------------------
                                                      BRIAN M. STORMS, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                            TITLE                            DATE
                ---------                            -----                            ----

       /s/ GRACE C. TORRES              Treasurer and Principal Financial       November 25, 1998
       -----------------------------        and Accounting Officer
           GRACE C. TORRES

       /s/ EDWARD D. BEACH              Trustee                                 November 25, 1998
       -----------------------------
           EDWARD D. BEACH

       /s/ DELAYNE DEDRICK GOLD        Trustee                                  November 25, 1998
       -----------------------------
           DELAYNE DEDRICK GOLD

       /s/ ROBERT F. GUNIA              Trustee                                 November 25, 1998
       -----------------------------
           ROBERT F. GUNIA

       /s/ DOUGLAS H. McCORKINDALE      Trustee                                 November 25, 1998
       -----------------------------
           DOUGLAS H. MCCORKINDALE

       /s/ MENDEL A. MELZER             Trustee                                 November 25, 1998
       -----------------------------
           MENDEL A. MELZER

       /s/ THOMAS T. MOONEY             Trustee                                 November 25, 1998
       -----------------------------
           THOMAS T. MOONEY

       /s/ STEPHEN P. MUNN              Trustee                                 November 25, 1998
       -----------------------------
           STEPHEN P. MUNN

       /s/ RICHARD A. REDEKER           Trustee                                 November 25, 1998
       -----------------------------
           RICHARD A. REDEKER

       /s/ ROBIN B. SMITH               Trustee                                 November 25, 1998
       -----------------------------
           ROBIN B. SMITH

       /s/ BRIAN M. STORMS              President and Trustee                   November 25, 1998
       -----------------------------
           BRIAN M. STORMS

       /s/ LOUIS A. WEIL, III           Trustee                                 November 25, 1998
       -----------------------------
           LOUIS A. WEIL, III

       /s/ CLAY T. WHITEHEAD            Trustee                                 November 25, 1998
       -----------------------------
           CLAY T. WHITEHEAD

                                INDEX TO EXHIBITS

SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.                DESCRIPTION                                         PAGE
-------------               -----------                                         ----
1.   (a) Certificate of Trust of the Registrant. Incorporated by reference to
     Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration
     Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No.
     33-48066).

     (b)  First Amendment to Certificate of Trust of the Registrant.
          Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A filed via EDGAR on
          April 4, 1997 (File No. 33-48066).

     (c)  Second Amendment to Certificate of Trust of the Registrant.
          Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment
          No. 7 to the Registration Statement on Form N-1A filed via EDGAR on
          November 27, 1996 (File No. 33-48066).

     (d)  Declaration of Trust of the Registrant. Incorporated by reference to
          Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration
          Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No.
          33-48066).

     (e)  First Amendment to Declaration of Trust of the Registrant.
          Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A filed via EDGAR on
          April 4, 1997 (File No. 33-48066).

     (f)  Second Amendment to Declaration of Trust of the Registrant.
          Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment
          No. 7 to the Registration Statement on Form N-1A filed via EDGAR on
          November 27, 1996 (File No. 33-48066).


     (g)  Third Amendment to Certificate of Trust of the Registrant.
          Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment
          No. 10 to the Registration Statement on Form N-1A filed on January 22,
          1997 (File No. 33-48066).

     (h) Third Amendment to Declation of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1997 (File
          No. 33-48066).


2.   By-Laws of the Registrant as revised and restated October 5, 1992.
     Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997
     (File No. 33-48066).

3.   Not Applicable.

4. Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.

5.   (a) Management Agreement for Prudential Stock Index Fund with Prudential
     Mutual Fund Management LLC. Incorporated by reference to Exhibit 5(e) to
     Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(f)(i) to Post-Effective Amendment No. 7 to the
          Registration Statement on Form N-1A filed via EDGAR on November 27,
          1996 (File No. 33-48066).


     (c)  Management Agreement for Prudential Bond Market Index Fund, Prudential
          Europe Index Fund, Prudential Pacific Index Fund and Prudential
          Small-Cap Index Fund, with Prudential Investments Fund Management LLC.
          Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment
          No. 10 to the Registration Statement on Form N-1A filed on January 22,
          1997 (File No. 33-48066).

     (d)  Subadvisory Agreement between Prudental Investments Fund Management
          LLC and The Prudential Investment Corporation for Prudential Bond
          Market Index Fund, Prudential Europe Index Fund, Prudential Pacific
          Index Fund and Prudential Small-Cap Index Fund. Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 10 to the
          Registration Statement on Form N-1A filed on January 22, 1997 (File
          No. 33-48066).

6.   (a) Distribution Agreement.*

     (b) Form of Selected Dealer Agreement.*


7.   Not Applicable.


SEQUENTIALLY
  NUMBERED
 EXHIBIT NO.               DESCRIPTION                                          PAGE
------------               -----------                                          ----

8.   Custodian Agreement between the Registrant and State Street Bank and Trust
     Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment
     No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April
     4, 1997 (File No. 33-48066).

9.   Transfer Agency and Service Agreement. Incorporated by reference to Exhibit
     9 to Post-Effective Amendment No. 8 to the Registration Statement on Form
     N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

10. (a) Opinion of Arnold & Porter. Incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form
     N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

     (b) Opinion of Morris, Nichols, Arsht & Tunnell. Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 8 to the Registration
     Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No.
     33-48066).


11.  Consent of Independent Accountants.*


12.  Not Applicable.

13.  Not Applicable.

14.  Not Applicable.

15.  Not Applicable.

16. Schedule of Computation of Performance Quotations. Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 4 to the
     Registration Statement on Form N-1A filed via EDGAR on January 30, 1995
     (File No. 33-48066).


18.  Rule 18f-3 Plan.*

27.  Financial Data Schedules for the fiscal year ended September 30, 1998.*

------------
 *   Filed herewith.